FREE WRITING PROSPECTUS
FILED PURSUANT TO RULE 433
REGISTRATION FILE NO.: 333-191331-01

THIS SUPPLEMENT TO FREE WRITING PROSPECTUS, DATED NOVEMBER 12, 2013
MAY BE AMENDED OR SUPPLEMENTED PRIOR TO TIME OF SALE

STATEMENT REGARDING THIS FREE WRITING PROSPECTUS

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

Supplement to Free Writing Prospectus supplementing the Prospectus dated October 31, 2013

$956,172,000 (Approximate)

GS Mortgage Securities Trust 2013-GCJ16
as Issuing Entity

GS Mortgage Securities Corporation II
as Depositor

Jefferies LoanCore LLC
Rialto Mortgage Finance, LLC
Goldman Sachs Mortgage Company
MC-Five Mile Commercial Mortgage Finance LLC
Citigroup Global Markets Realty Corp.
as Sponsors

Commercial Mortgage Pass-Through Certificates, Series 2013-GCJ16

This Supplement to Free Writing Prospectus supplements and modifies (i) the free writing prospectus, dated October 31, 2013 (the “Free Writing Prospectus”) and (ii) the term sheet dated October 29, 2013 (the “Term Sheet”), as supplemented by the additional collateral information, dated November 7, 2013, relating to the Mortgage Loan secured by the Mortgaged Property identified on Annex A to the Free Writing Prospectus as Gibson & Heritage MHCs (collectively, the “Offering Documents”). Capitalized terms used in this communication have the meanings given to them in the Free Writing Prospectus.

****************

The purpose of this supplement is to inform you that the Mortgage Loan secured by the portfolio of Mortgaged Properties identified on Annex A to the Free Writing Prospectus as “Perkins Retail Portfolio” (the “Perkins Loan”) is being removed from the Mortgage Pool due to a potential dispute between the sponsor of the borrower under the Perkins Loan and a securitization trust, J.P. Morgan Chase Commercial Mortgage Securities Trust 2006-CIBC15, that previously owned a mortgage loan secured by the related Mortgaged Properties and a separate shopping mall property.

All information contained in the Offering Documents should be considered in light of the removal of the Perkins Loan.  Attached as Exhibit A to this supplement are the updated tables reflecting the removal of the Perkins Loan from the Mortgage Pool, which supersede in their entirety the tables set forth on pages 43 to 45 of the Preliminary Offering Circular. Attached as Exhibit B to this supplement are updated pages B-1 through B-13 of Annex B to the Free Writing Prospectus reflecting the removal of the Perkins Loan from the Mortgage Pool, which supersede pages B-1 through B-13 of Annex B to, and any other contrary information in, the Free Writing Prospectus in its entirety.  Attached as Exhibit C to this supplement is an updated Annex F to the Free Writing Prospectus reflecting the removal of the Perkins Loan from the Mortgage Pool, which supersedes Annex F to the Free Writing Prospectus in its entirety. Attached as Exhibit D to this supplement is additional disclosure regarding Mortgaged Properties in Texas, which now represent approximately 10% of the Initial Pool Balance. Attached as Exhibit E to this supplement is an updated Annex A to the Free Writing Prospectus reflecting the removal of the Perkins Loan from the Mortgage Pool, which supersedes Annex A to, and any other contrary information in, the Free Writing Prospectus in its entirety. In all other respects, except for changes resulting from the removal of the Perkins Loan from the Mortgage Pool, the Offering Documents remain unmodified.

Goldman, Sachs & Co.	Jefferies
Citigroup
Co-Lead Managers and Joint Bookrunners
Drexel Hamilton	RBS
Co-Managers

EXHIBIT A

Percentages of the Initial Certificate Principal Amount of
the Class A-1 Certificates at the Specified CPRs
0% CPR during lockout, defeasance and/or yield maintenance or fixed prepayment premiums—
otherwise at indicated CPR
	Prepayment Assumption (CPR)
Distribution Date	0% CPR	25% CPR	50% CPR	75% CPR	100% CPR
Closing Date	100%	100%	100%	100%	100%
November 10, 2014	85%	85%	85%	85%	85%
November 10, 2015	67%	67%	67%	67%	67%
November 10, 2016	44%	44%	44%	44%	44%
November 10, 2017	18%	18%	18%	18%	18%
November 10, 2018	0%	0%	0%	0%	0%
Weighted Average Life (in years)	2.63	2.63	2.63	2.63	2.63
First Principal Payment Date	Dec 13	Dec 13	Dec 13	Dec 13	Dec 13
Last Principal Payment Date	Aug 18	Jun 18	Jun 18	Jun 18	Jun 18

Percentages of the Initial Certificate Principal Amount of
the Class A-2 Certificates at the Specified CPRs
0% CPR during lockout, defeasance and/or yield maintenance or fixed prepayment premiums—
otherwise at indicated CPR
	Prepayment Assumption (CPR)
Distribution Date	0% CPR	25% CPR	50% CPR	75% CPR	100% CPR
Closing Date	100%	100%	100%	100%	100%
November 10, 2014	100%	100%	100%	100%	100%
November 10, 2015	100%	100%	100%	100%	100%
November 10, 2016	100%	100%	100%	100%	100%
November 10, 2017	100%	100%	100%	100%	100%
November 10, 2018	0%	0%	0%	0%	0%
Weighted Average Life (in years)	4.85	4.83	4.82	4.80	4.61
First Principal Payment Date	Aug 18	Jun 18	Jun 18	Jun 18	Jun 18
Last Principal Payment Date	Nov 18	Nov 18	Nov 18	Nov 18	Nov 18

Percentages of the Initial Certificate Principal Amount of
the Class A-3 Certificates at the Specified CPRs
0% CPR during lockout, defeasance and/or yield maintenance or fixed prepayment premiums—
otherwise at indicated CPR
	Prepayment Assumption (CPR)
Distribution Date	0% CPR	25% CPR	50% CPR	75% CPR	100% CPR
Closing Date	100%	100%	100%	100%	100%
November 10, 2014	100%	100%	100%	100%	100%
November 10, 2015	100%	100%	100%	100%	100%
November 10, 2016	100%	100%	100%	100%	100%
November 10, 2017	100%	100%	100%	100%	100%
November 10, 2018	100%	100%	100%	100%	100%
November 10, 2019	100%	100%	100%	100%	100%
November 10, 2020	100%	100%	99%	98%	93%
November 10, 2021	100%	100%	99%	98%	93%
November 10, 2022	100%	100%	99%	98%	93%
November 10, 2023	0%	0%	0%	0%	0%
Weighted Average Life (in years)	9.81	9.73	9.63	9.54	9.28
First Principal Payment Date	Sep 23	Jul 20	Jul 20	Jul 20	Jul 20
Last Principal Payment Date	Sep 23	Sep 23	Sep 23	Aug 23	Jun 23

Percentages of the Initial Certificate Principal Amount of
the Class A-4 Certificates at the Specified CPRs
0% CPR during lockout, defeasance and/or yield maintenance or fixed prepayment premiums—
otherwise at indicated CPR
	Prepayment Assumption (CPR)
Distribution Date	0% CPR	25% CPR	50% CPR	75% CPR	100% CPR
Closing Date	100%	100%	100%	100%	100%
November 10, 2014	100%	100%	100%	100%	100%
November 10, 2015	100%	100%	100%	100%	100%
November 10, 2016	100%	100%	100%	100%	100%
November 10, 2017	100%	100%	100%	100%	100%
November 10, 2018	100%	100%	100%	100%	100%
November 10, 2019	100%	100%	100%	100%	100%
November 10, 2020	100%	100%	100%	100%	100%
November 10, 2021	100%	100%	100%	100%	100%
November 10, 2022	100%	100%	100%	100%	100%
November 10, 2023	0%	0%	0%	0%	0%
Weighted Average Life (in years)	9.85	9.84	9.83	9.79	9.57
First Principal Payment Date	Sep 23	Sep 23	Sep 23	Aug 23	Jun 23
Last Principal Payment Date	Oct 23	Oct 23	Oct 23	Oct 23	Jul 23

Percentages of the Initial Certificate Principal Amount of
the Class A-AB Certificates at the Specified CPRs
0% CPR during lockout, defeasance and/or yield maintenance or fixed prepayment premiums—
otherwise at indicated CPR
	Prepayment Assumption (CPR)
Distribution Date	0% CPR	25% CPR	50% CPR	75% CPR	100% CPR
Closing Date	100%	100%	100%	100%	100%
November 10, 2014	100%	100%	100%	100%	100%
November 10, 2015	100%	100%	100%	100%	100%
November 10, 2016	100%	100%	100%	100%	100%
November 10, 2017	100%	100%	100%	100%	100%
November 10, 2018	100%	100%	100%	100%	100%
November 10, 2019	83%	83%	83%	83%	83%
November 10, 2020	55%	56%	57%	58%	64%
November 10, 2021	36%	37%	37%	39%	45%
November 10, 2022	16%	17%	17%	18%	25%
November 10, 2023	0%	0%	0%	0%	0%
Weighted Average Life (in years)	7.43	7.45	7.46	7.49	7.65
First Principal Payment Date	Nov 18	Nov 18	Nov 18	Nov 18	Nov 18
Last Principal Payment Date	Sep 23	Sep 23	Sep 23	Sep 23	Jul 23

Percentages of the Initial Certificate Principal Amount of
the Class A-S Certificates at the Specified CPRs
0% CPR during lockout, defeasance and/or yield maintenance or fixed prepayment premiums—
otherwise at indicated CPR
	Prepayment Assumption (CPR)
Distribution Date	0% CPR	25% CPR	50% CPR	75% CPR	100% CPR
Closing Date	100%	100%	100%	100%	100%
November 10, 2014	100%	100%	100%	100%	100%
November 10, 2015	100%	100%	100%	100%	100%
November 10, 2016	100%	100%	100%	100%	100%
November 10, 2017	100%	100%	100%	100%	100%
November 10, 2018	100%	100%	100%	100%	100%
November 10, 2019	100%	100%	100%	100%	100%
November 10, 2020	100%	100%	100%	100%	100%
November 10, 2021	100%	100%	100%	100%	100%
November 10, 2022	100%	100%	100%	100%	100%
November 10, 2023	0%	0%	0%	0%	0%
Weighted Average Life (in years)	9.89	9.89	9.89	9.89	9.64
First Principal Payment Date	Oct 23	Oct 23	Oct 23	Oct 23	Jul 23
Last Principal Payment Date	Nov 23	Oct 23	Oct 23	Oct 23	Jul 23

Percentages of the Initial Certificate Principal Amount of
the Class B Certificates at the Specified CPRs
0% CPR during lockout, defeasance and/or yield maintenance or fixed prepayment premiums—
otherwise at indicated CPR
	Prepayment Assumption (CPR)
Distribution Date	0% CPR	25% CPR	50% CPR	75% CPR	100% CPR
Closing Date	100%	100%	100%	100%	100%
November 10, 2014	100%	100%	100%	100%	100%
November 10, 2015	100%	100%	100%	100%	100%
November 10, 2016	100%	100%	100%	100%	100%
November 10, 2017	100%	100%	100%	100%	100%
November 10, 2018	100%	100%	100%	100%	100%
November 10, 2019	100%	100%	100%	100%	100%
November 10, 2020	100%	100%	100%	100%	100%
November 10, 2021	100%	100%	100%	100%	100%
November 10, 2022	100%	100%	100%	100%	100%
November 10, 2023	0%	0%	0%	0%	0%
Weighted Average Life (in years)	9.97	9.96	9.93	9.89	9.71
First Principal Payment Date	Nov 23	Oct 23	Oct 23	Oct 23	Jul 23
Last Principal Payment Date	Nov 23	Nov 23	Nov 23	Nov 23	Aug 23

Percentages of the Initial Certificate Principal Amount of
the Class PEZ Certificates at the Specified CPRs
0% CPR during lockout, defeasance and/or yield maintenance or fixed prepayment premiums—
otherwise at indicated CPR
	Prepayment Assumption (CPR)
Distribution Date	0% CPR	25% CPR	50% CPR	75% CPR	100% CPR
Closing Date	100%	100%	100%	100%	100%
November 10, 2014	100%	100%	100%	100%	100%
November 10, 2015	100%	100%	100%	100%	100%
November 10, 2016	100%	100%	100%	100%	100%
November 10, 2017	100%	100%	100%	100%	100%
November 10, 2018	100%	100%	100%	100%	100%
November 10, 2019	100%	100%	100%	100%	100%
November 10, 2020	100%	100%	100%	100%	100%
November 10, 2021	100%	100%	100%	100%	100%
November 10, 2022	100%	100%	100%	100%	100%
November 10, 2023	0%	0%	0%	0%	0%
Weighted Average Life (in years)	9.94	9.93	9.92	9.91	9.68
First Principal Payment Date	Oct 23	Oct 23	Oct 23	Oct 23	Jul 23
Last Principal Payment Date	Nov 23	Nov 23	Nov 23	Nov 23	Aug 23

Percentages of the Initial Certificate Principal Amount of
the Class C Certificates at the Specified CPRs
0% CPR during lockout, defeasance and/or yield maintenance or fixed prepayment premiums—
otherwise at indicated CPR
	Prepayment Assumption (CPR)
Distribution Date	0% CPR	25% CPR	50% CPR	75% CPR	100% CPR
Closing Date	100%	100%	100%	100%	100%
November 10, 2014	100%	100%	100%	100%	100%
November 10, 2015	100%	100%	100%	100%	100%
November 10, 2016	100%	100%	100%	100%	100%
November 10, 2017	100%	100%	100%	100%	100%
November 10, 2018	100%	100%	100%	100%	100%
November 10, 2019	100%	100%	100%	100%	100%
November 10, 2020	100%	100%	100%	100%	100%
November 10, 2021	100%	100%	100%	100%	100%
November 10, 2022	100%	100%	100%	100%	100%
November 10, 2023	0%	0%	0%	0%	0%
Weighted Average Life (in years)	9.97	9.97	9.97	9.97	9.72
First Principal Payment Date	Nov 23	Nov 23	Nov 23	Nov 23	Aug 23
Last Principal Payment Date	Nov 23	Nov 23	Nov 23	Nov 23	Aug 23

EXHIBIT B

November 12, 2013

Free Writing Prospectus

Structural and Collateral Term Sheet

$1,086,559,119
(Approximate Mortgage Pool Balance)

$956,172,000
(Offered Certificates)

GS Mortgage Securities Trust 2013-GCJ16
As Issuing Entity

GS Mortgage Securities Corporation II
As Depositor

Commercial Mortgage Pass-Through Certificates
Series 2013-GCJ16

Jefferies LoanCore LLC
Rialto Mortgage Finance, LLC
Goldman Sachs Mortgage Company
MC-Five Mile Commercial Mortgage Finance LLC
Citigroup Global Markets Realty Corp.
As Sponsors

IMPORTANT NOTICE REGARDING THE CONDITIONS FOR THIS OFFERING OF ASSET-BACKED SECURITIES

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

STATEMENT REGARDING THIS FREE WRITING PROSPECTUS

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Jefferies LLC, Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

IMPORTANT NOTICE RELATING TO AUTOMATICALLY GENERATED EMAIL DISCLAIMERS

Any legends, disclaimers or other notices that may appear at the bottom of the email communication to which this free writing prospectus is attached relating to (1) these materials not constituting an offer (or a solicitation of an offer), (2) no representation being made that these materials are accurate or complete and may not be updated or (3) these materials possibly being confidential, are not applicable to these materials and should be disregarded.  Such legends, disclaimers or other notices have been automatically generated as a result of these materials having been sent via Bloomberg or another system.

Goldman, Sachs & Co.	Jefferies Citigroup
Co-Lead Managers and Joint Bookrunners
Drexel Hamilton	RBS
Co-Managers

CERTIFICATE SUMMARY

OFFERED CERTIFICATES
Offered Class	Expected Ratings (Moody’s / DBRS / KBRA)(1)	Initial Certificate Principal Amount or Notional Amount(2)		Approximate Initial Credit Support	Initial Pass- Through Rate(3)	Pass- Through Rate Description	Expected Wtd. Avg. Life (Yrs)(4)	Expected Principal Window(4)
Class A-1	Aaa(sf) / AAA(sf) / AAA(sf)	$ 51,939,000		30.000%(5)	[ ]%	(6)	2.63	12/13 – 08/18
Class A-2	Aaa(sf) / AAA(sf) / AAA(sf)	$ 231,514,000		30.000%(5)	[ ]%	(6)	4.85	08/18 – 11/18
Class A-3	Aaa(sf) / AAA(sf) / AAA(sf)	$ 98,000,000		30.000%(5)	[ ]%	(6)	9.81	09/23 – 09/23
Class A-4	Aaa(sf) / AAA(sf) / AAA(sf)	$ 304,943,000		30.000%(5)	[ ]%	(6)	9.85	09/23 – 10/23
Class A-AB	Aaa(sf) / AAA(sf) / AAA(sf)	$ 74,195,000		30.000%(5)	[ ]%	(6)	7.43	11/18 – 09/23
Class X-A	Aaa(sf) / AAA(sf) / AAA(sf)	$ 848,874,000	(7)	N/A	[ ]%	Variable IO(8)	N/A	N/A
Class X-B	A2(sf) / AAA(sf) / AAA(sf)	$ 69,268,000	(7)	N/A	[ ]%	Variable IO(8)	N/A	N/A
Class A-S(9)	Aaa(sf) / AAA(sf) / AAA(sf)	$ 88,283,000	(10)	21.875%	[ ]%	(6)	9.89	10/23 – 11/23
Class B(9)	Aa3(sf) / AA(low)(sf) / AA-(sf)	$ 69,268,000	(10)	15.500%	[ ]%	(6)	9.97	11/23 – 11/23
Class PEZ(9)	A1(sf) / A(low)(sf) / A-(sf)	$ 195,581,000	(10)	12.000%(11)	[ ]%	(6)	9.94	10/23 – 11/23
Class C(9)	A3(sf) / A(low)(sf) / A-(sf)	$ 38,030,000	(10)	12.000%(11)	[ ]%	(6)	9.97	11/23 – 11/23

NON-OFFERED CERTIFICATES
Non-Offered Class	Expected Ratings (Moody’s / DBRS / KBRA)(1)	Initial Certificate Principal Amount or Notional Amount(2)		Approximate Initial Credit Support	Initial Pass- Through Rate(3)	Pass- Through Rate Description	Expected Wtd. Avg. Life (Yrs)(4)	Expected Principal Window(4)
Class X-C	NR / AAA(sf) / NR	$ 85,567,119	(7)	N/A	[ ]%	Variable IO(8)	N/A	N/A
Class D	Baa3(sf) / BBB(low)(sf) / BBB(sf)	$ 42,104,000		8.125%	[ ]%	(6)	9.97	11/23 – 11/23
Class E	Ba1(sf) / NR / BB+(sf)	$ 2,716,000		7.875%	[ ]%	(6)	9.97	11/23 – 11/23
Class F	Ba3(sf) / BB(low)(sf) / BB(sf)	$ 25,806,000		5.500%	[ ]%	(6)	9.97	11/23 – 11/23
Class G	B3(sf) / B(low)(sf) / B(sf)	$ 24,447,000		3.250%	[ ]%	(6)	9.97	11/23 – 11/23
Class H	NR / NR / NR	$ 35,314,119		0.000%	[ ]%	(6)	9.97	11/23 – 11/23
Class S(12)	NR / NR / NR	N/A		N/A	N/A	N/A	N/A	N/A
Class R(13)	NR / NR / NR	N/A		N/A	N/A	N/A	N/A	N/A

(1)
It is a condition of issuance that the offered certificates receive the ratings set forth above.  The anticipated ratings shown are those of Moody’s Investors Service, Inc. (“Moody’s”), DBRS, Inc. (“DBRS”), and Kroll Bond Rating Agency (“KBRA”).  Subject to the discussion under “Ratings” in the Free Writing Prospectus, the ratings on the certificates address the likelihood of the timely receipt by holders of all payments of interest to which they are entitled on each distribution date and, except in the case of the interest only certificates, the ultimate receipt by holders of all payments of principal to which they are entitled on or before the applicable rated final distribution date.  Certain nationally recognized statistical rating organizations, as defined in Section 3(a)(62) of the Securities Exchange Act of 1934, as amended, that were not hired by the depositor may use information they receive pursuant to Rule 17g-5 under the Securities Exchange Act of 1934, as amended, to rate the offered certificates. We cannot assure you as to what ratings a non-hired nationally recognized statistical rating organization would assign. See “Risk Factors—Nationally Recognized Statistical Rating Organizations May Assign Different Ratings to the Certificates; Ratings of the Certificates Reflect Only the Views of the Applicable Rating Agencies as of the Dates Such Ratings Were Issued; Ratings May Affect ERISA Eligibility; Ratings May Be Downgraded” in the Free Writing Prospectus.  Moody’s, DBRS and KBRA have informed us that the “sf” designation in the ratings represents an identifier of structured finance product ratings.  For additional information about this identifier, prospective investors can go to the related rating agency’s website.

(2)	Approximate, subject to a variance of plus or minus 5%.

(3)	Approximate per annum rate as of the closing date.

(4)
Assuming no prepayments prior to the maturity date or anticipated repayment date, for each mortgage loan and based on the modeling assumptions described under “Yield, Prepayment and Maturity Considerations” in the Free Writing Prospectus.

(5)	The credit support percentages set forth for the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-AB certificates are represented in the aggregate.

(6)
For any distribution date, the pass-through rates on the Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB, Class A-S, Class B, Class C, Class D, Class E, Class F, Class G and Class H certificates will each be a per annum rate equal to one of (i) a fixed rate, (ii) the weighted average of the net interest rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months) as of their respective due dates in the month preceding the month in which the related distribution date occurs, (iii) the lesser of a specified pass-through rate and the rate specified in clause (ii), or (iv) the rate specified in clause (ii) less a specified percentage. The Class PEZ certificates will not have a pass-through rate, but will be entitled to receive the sum of the interest distributable on the percentage interests of the Class A-S, Class B and Class C trust components represented by the Class PEZ certificates.  The pass-through rates on the Class A-S, Class B and Class C trust components will at all times be the same as the pass-through rates of the Class A-S, Class B and Class C certificates, respectively.

(7)
The Class X-A, Class X-B and Class X-C certificates (the “Class X Certificates”) will not have certificate principal amounts and will not be entitled to receive distributions of principal.  Interest will accrue on the Class X-A, Class X-B and Class X-C certificates at their respective pass-through rates based upon their respective notional amounts.  The notional amount of the Class X-A certificates will be equal to the aggregate certificate principal amounts of the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-AB certificates and the Class A-S trust component.  The notional amount of the Class X-B certificates will be equal to the aggregate certificate principal amounts of the Class B trust component.  The notional amount of the Class X-C certificates will be equal to the aggregate certificate principal amounts of the Class F, Class G and Class H certificates.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Jefferies LLC, Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

CERTIFICATE SUMMARY (continued)

(8)
The pass-through rate of the Class X-A certificates will generally be a per annum rate equal to the excess, if any, of (i) the weighted average of the net interest rates on the mortgage loans (in each case adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months), over (ii) the weighted average of the pass-through rates of the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-AB certificates and the Class A-S trust component, as described in the Free Writing Prospectus. The pass-through rate of the Class X-B certificates will generally be a per annum rate equal to the excess, if any, of (i) the weighted average of the net interest rates on the mortgage loans (in each case adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months), over (ii) the pass-through rate of the Class B trust component, as described in the Free Writing Prospectus. The pass through rate of the Class X-C certificates will generally be a per annum rate equal to the excess, if any, of (i) the weighted average of the net interest rates on the mortgage loans (in each case adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months), over (ii) the weighted average of the pass-through rates of the Class F, Class G and Class H certificates, as described in the Free Writing Prospectus.

(9)
The Class A-S, Class B and Class C certificates may be exchanged for Class PEZ certificates, and Class PEZ certificates may be exchanged for the Class A-S, Class B and Class C certificates. The Class A-S, Class B, Class PEZ and Class C certificates are collectively referred to as the “Exchangeable Certificates”.

(10)
On the closing date, the issuing entity will issue the Class A-S, Class B and Class C trust components, which will have outstanding principal balances on the closing date of $88,283,000, $69,268,000 and $38,030,000, respectively.  The Class A-S, Class B, Class PEZ and Class C certificates will, at all times, represent undivided beneficial ownership interests in a grantor trust that will hold such trust components.  Each class of the Class A-S, Class B and Class C certificates will, at all times, represent a beneficial interest in a percentage of the outstanding principal balance of the Class A-S, Class B and Class C trust components, respectively.  The Class PEZ certificates will, at all times, represent a beneficial interest in the remaining percentages of each of the outstanding principal balances of the Class A-S, Class B and Class C trust components.  Following any exchange of Class A-S, Class B and Class C certificates for Class PEZ certificates or any exchange of Class PEZ certificates for Class A-S, Class B and Class C certificates, the percentage interest of the outstanding principal balances of the Class A-S, Class B and Class C trust components that is represented by the Class A-S, Class B, Class PEZ and Class C certificates will be increased or decreased accordingly.  The initial certificate principal amount of each of the Class A-S, Class B and Class C certificates shown in the table above represents the maximum certificate principal amount of such class without giving effect to any issuance of Class PEZ certificates.  The initial certificate principal amount of the Class PEZ certificates shown in the table above is equal to the aggregate of the maximum initial certificate principal amounts of the Class A-S, Class B and Class C certificates, representing the maximum certificate principal amount of the Class PEZ certificates that could be issued in an exchange.  The certificate principal amounts of the Class A-S, Class B and Class C certificates to be issued on the closing date will be reduced, in required proportions, by an amount equal to the certificate principal amount of the Class PEZ certificates issued on the closing date.

(11)
The initial subordination levels for the Class C and Class PEZ certificates are equal to the subordination level of the underlying Class C trust component, which will have an initial outstanding balance on the closing date of $38,030,000.

(12)
The Class S certificates will not have a certificate principal amount, notional amount, pass-through rate, rating or rated final distribution date.  The Class S certificates will only be entitled to distribution of excess interest accrued on the mortgage loan with an anticipated repayment date.  See “Description of the Mortgage Pool—Certain Terms of the Mortgage Loans—ARD Loan” in the Free Writing Prospectus.

(13)
The Class R certificates will not have a certificate principal amount, notional amount, pass-through rate, rating or rated final distribution date.  The Class R certificates will represent the residual interest in each of two separate REMICs, as further described in the Free Writing Prospectus.  The Class R certificates will not be entitled to distributions of principal or interest.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Jefferies LLC, Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

MORTGAGE POOL CHARACTERISTICS

Mortgage Pool Characteristics(1)
Initial Pool Balance	$1,086,559,119
Number of Mortgage Loans	77
Number of Mortgaged Properties	124
Average Cut-off Date Mortgage Loan Balance	$14,111,157
Weighted Average Mortgage Interest Rate	5.3641%
Weighted Average Remaining Term to Maturity/ARD (months)(2)	105
Weighted Average Remaining Amortization Term (months)(3)	353
Weighted Average Cut-off Date LTV Ratio(4)	67.2%
Weighted Average Maturity Date/ARD LTV Ratio(2)(5)	58.9%
Weighted Average Underwritten Debt Service Coverage Ratio(6)(7)	1.52x
Weighted Average Debt Yield on Underwritten NOI(8)	10.9%
% of Mortgage Loans with Additional Debt	21.0%
% of Mortgaged Properties with Single Tenants	4.9%

(1)
Each of the Miracle Mile Shops mortgage loan, the Matrix MHC Portfolio mortgage loan, the Walpole Shopping Mall mortgage loan and the Related Home Depot mortgage loan has one or more related pari passu companion loans, and the loan-to-value ratio, debt service coverage ratio and debt yield calculations presented in this Term Sheet include the related pari passu companion loan(s) unless otherwise indicated. Other than as specifically noted, the loan-to-value ratio, debt service coverage ratio, debt yield and mortgage loan rate information for each mortgage loan is presented in this Term Sheet without regard to any other indebtedness (whether or not secured by the related mortgaged property, ownership interests in the related borrower or otherwise) that currently exists or that may be incurred by the related borrower or its owners in the future, in order to present statistics for the related mortgage loan without combination with the other indebtedness.

(2)	Unless otherwise indicated, the mortgage loan with an anticipated repayment date is considered as if it matures on the anticipated repayment date.

(3)	Excludes mortgage loans that are interest only for the entire term.

(4)
Unless otherwise indicated, the Cut-off Date LTV Ratio is calculated utilizing the “as-is” appraised value.  With respect to the Walnut Creek Marriott mortgage loan, the Cut-off Date LTV Ratio is based on the “as-is” appraised value of $41,300,000 plus a stated $6,800,000 “capital deduction” (for which $8,200,000 was reserved in connection with the origination of the mortgage loan) related to capital improvements.  The Cut-off Date LTV Ratio of the mortgage pool without adding the $6,800,000 “capital deduction” is 67.5%.  See “Description of the Mortgage Pool—–Certain Calculations and Definitions” in the Free Writing Prospectus for a description of Cut-off Date LTV Ratio.

(5)
Unless otherwise indicated, the Maturity Date/ARD LTV Ratio is calculated utilizing the “as-is” appraised value.  With respect to 12 mortgage loans representing approximately 23.8% of the initial pool balance, the respective Maturity Date/ARD LTV Ratios were each calculated using the related aggregate “as stabilized” appraised value. See “Description of the Mortgage Pool—–Certain Calculations and Definitions” in the Free Writing Prospectus for a description of Maturity Date/ARD LTV Ratio.

(6)
Unless otherwise indicated, the Underwritten Debt Service Coverage Ratio is calculated by taking the Underwritten Net Cash Flow from the related mortgaged property or mortgaged properties and dividing by the annual debt service for such mortgage loan, as adjusted in the case of mortgage loans with a partial interest only period by using the first 12 amortizing payments due instead of the actual interest only payment. See “Description of the Mortgage Pool—Certain Calculations and Definitions” in the Free Writing Prospectus for a description of Underwritten Debt Service Coverage Ratio.

(7)
With respect to the Matrix MHC Portfolio mortgage loan, the Walnut Creek Marriott mortgage loan and the Mariner’s Landing and 2401 Bert mortgage loan, the Underwritten Debt Service Coverage Ratio is calculated using such mortgage loan’s non-standard amortization schedule as set forth in Annex G-1, Annex G-2 and Annex G-3, respectively, in the Free Writing Prospectus and adjusted in the case of mortgage loans with a partial interest only period by using the first 12 amortizing payments due instead of the actual interest only payment.

(8)
Unless otherwise indicated, the Debt Yield on Underwritten NOI is the related mortgaged property’s Underwritten NOI divided by the Cut-off Date Balance of the mortgage loan, and the Debt Yield on Underwritten NCF is the related mortgaged property’s Underwritten NCF divided by the Cut-off Date Balance of the mortgage loan.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Jefferies LLC, Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

KEY FEATURES OF THE CERTIFICATES

Co-Lead Managers and Joint Bookrunners:	Goldman, Sachs & Co. Jefferies LLC Citigroup Global Markets Inc.
Co-Managers:	Drexel Hamilton, LLC RBS Securities Inc.
Depositor:	GS Mortgage Securities Corporation II
Initial Pool Balance:	$1,086,559,119
Master Servicer:	Wells Fargo Bank, National Association
Special Servicer:	Rialto Capital Advisors, LLC
Certificate Administrator:	U.S. Bank National Association
Trustee:	U.S. Bank National Association
Operating Advisor:	Situs Holdings, LLC
Pricing:	Week of November 4, 2013
Closing Date:	November 20, 2013
Cut-off Date:
For each mortgage loan, the related due date for such mortgage loan in November 2013 (or, in the case of any mortgage loan that has its first due date in December 2013, the date that would have been its due date in November 2013 under the terms of that mortgage loan if a monthly payment were scheduled to be due in that month)

Determination Date:	The 6th day of each month or next business day
Distribution Date:	The 4th business day after the Determination Date, commencing in December 2013
Interest Accrual:	Preceding calendar month
ERISA Eligible:	The offered certificates are expected to be ERISA eligible
SMMEA Eligible:	No
Payment Structure:	Sequential Pay
Day Count:	30/360
Tax Structure:	REMIC
Rated Final Distribution Date:	November 2046
Cleanup Call:	1.0%
Minimum Denominations:	$10,000 minimum for the offered certificates (except with respect to Class X-A and Class X-B: $1,000,000 minimum); $1 thereafter for all the offered certificates
Delivery:	Book-entry through DTC
Bond Information:	Cash flows are expected to be modeled by TREPP, INTEX and BLOOMBERG

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Jefferies LLC, Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

TRANSACTION HIGHLIGHTS

■	$1,086,559,119 (Approximate) New-Issue Multi-Borrower CMBS:

—
Overview: The mortgage pool consists of 77 fixed-rate commercial mortgage loans that have an aggregate Cut-off Date Balance of $1,086,559,119 (the “Initial Pool Balance”), have an average mortgage loan Cut-off Date Balance of $14,111,157 and are secured by 124 mortgaged properties located throughout 26 states

—	LTV: 67.2% weighted average Cut-off Date LTV Ratio

—	DSCR: 1.52x weighted average Underwritten Debt Service Coverage Ratio

—	Debt Yield: 10.9% weighted average Debt Yield on Underwritten NOI

—	Credit Support: 30.000% credit support to Class A-1 / A-2 / A-3 / A-4 / A-AB

■	Loan Structural Features:

—	Amortization: 93.3% of the mortgage loans by Initial Pool Balance have scheduled amortization:

–	47.6% of the mortgage loans by Initial Pool Balance have amortization for the entire term with a balloon payment due at maturity

–	45.8% of the mortgage loans by Initial Pool Balance have scheduled amortization following a partial interest only period with a balloon payment due at maturity

—	Hard Lockboxes: 52.8% of the mortgage loans by Initial Pool Balance have a Hard Lockbox in place

—
Cash Traps:  96.5% of the mortgage loans by Initial Pool Balance have cash traps triggered by certain declines in cash flow, all at levels equal to or greater than a 1.00x coverage, that fund an excess cash flow reserve

—	Reserves: The mortgage loans require amounts to be escrowed for reserves as follows:

–	Real Estate Taxes: 75 mortgage loans representing 96.7% of the Initial Pool Balance

–	Insurance: 65 mortgage loans representing 72.6% of the Initial Pool Balance

–	Replacement Reserves (Including FF&E Reserves): 76 mortgage loans representing 98.8% of Initial Pool Balance

–	Tenant Improvements / Leasing Commissions: 33 mortgage loans representing 82.9% of the allocated Initial Pool Balance of office, retail, industrial and mixed use properties only

—	Predominantly Defeasance: 89.6% of the mortgage loans by Initial Pool Balance permit defeasance after an initial lockout period

■	Multiple-Asset Types > 5.0% of the Initial Pool Balance:

—	Retail: 35.2% of the mortgaged properties by allocated Initial Pool Balance are retail properties (19.3% are retail anchored properties, 6.4% are super regional mall properties)

—	Multifamily: 21.5% of the mortgaged properties by allocated Initial Pool Balance are multifamily properties

—	Hospitality: 15.2% of the mortgaged properties by allocated Initial Pool Balance are hospitality properties

—	Office: 10.5% of the mortgaged properties by allocated Initial Pool Balance are office properties

—	Manufactured Housing: 7.5% of the mortgaged properties by allocated Initial Pool Balance are manufactured housing properties

■
Geographic Diversity:  The 124 mortgaged properties are located throughout 26 states, with only three states having greater than 10.0% of the allocated Initial Pool Balance: Nevada (12.5%), California (12.0%) and Texas (10.0%)

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Jefferies LLC, Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

COLLATERAL OVERVIEW

Mortgage Loans by Loan Seller

Mortgage Loan Seller	Mortgage Loans	Mortgaged Properties	Aggregate Cut-off Date Balance	% of Initial Pool Balance
Jefferies LoanCore LLC	23	34	$367,190,538	33.8%
Rialto Mortgage Finance, LLC	14	18	230,337,561	21.2
Goldman Sachs Mortgage Company	12	21	195,843,830	18.0
MC-Five Mile Commercial Mortgage Finance LLC	22	42	190,559,019	17.5
Citigroup Global Markets Realty Corp.	6	9	102,628,171	9.4
Total	77	124	$1,086,559,119	100.0%

Ten Largest Mortgage Loans
Mortgage Loan Name	Cut-off Date Balance	% of Initial Pool Balance	Property Type	Property Size SF / Rooms / Pads	Cut-off Date Balance Per SF / Room / Pad	UW NCF DSCR	UW NOI Debt Yield	Cut-off Date LTV Ratio
Windsor Court New Orleans	$72,928,787	6.7%	Hospitality	316	$230,787	1.68x	13.1%	68.8%
Miracle Mile Shops	70,000,000	6.4	Retail	448,835	$1,292	1.24x	8.4%	62.7%
Matrix MHC Portfolio	69,500,000	6.4	Manufactured Housing	5,347	$25,248	1.47x	11.1%	69.4%
The Gates at Manhasset	60,000,000	5.5	Retail	106,442	$564	2.05x	12.6%	43.5%
Walpole Shopping Mall	47,000,000	4.3	Retail	397,971	$162	1.33x	9.2%	75.0%
Regency Portfolio	43,800,000	4.0	Retail	1,362,551	$32	1.52x	11.9%	74.2%
Shadow Mountain Marketplace	38,000,000	3.5	Retail	201,044	$189	1.39x	10.1%	70.4%
1245 16th Street	37,000,000	3.4	Office	57,457	$644	1.98x	10.3%	60.1%
Walnut Creek Marriott	31,280,000	2.9	Hospitality	338	$92,544	1.45x	11.6%	65.0%
University Tower	26,970,629	2.5	Office	184,969	$146	1.39x	9.8%	74.4%
Top 10 Total / Wtd. Avg.	$496,479,416	45.7%				1.56x	10.9%	65.6%
Remaining Total / Wtd. Avg.	590,079,704	54.3				1.48x	10.9%	68.5%
Total / Wtd. Avg.	$1,086,559,119	100.0%				1.52x	10.9%	67.2%

Pari Passu Companion Loan Summary
Mortgage Loan Name	Mortgage Loan Cut-off Date Balance	% of Initial Pool Balance	Pari Passu Companion Loan Cut-off Date Balance	Whole Loan Cut-off Date Balance	Controlling Pooling & Servicing Agreement	Master Servicer	Special Servicer
Miracle Mile Shops	$70,000,000	6.4%	$510,000,000	$580,000,000	COMM 2013-CCRE12(1)	Wells Fargo	LNR Partners
Matrix MHC Portfolio	$69,500,000	6.4%	$65,500,000	$135,000,000	GSMS 2013-GCJ16	Wells Fargo	Rialto
Walpole Shopping Mall(2)	$47,000,000	4.3%	$17,500,000	$64,500,000	CGCMT 2013-GC15	Wells Fargo	Midland
Related Home Depot	$12,600,000	1.2%	$14,400,000	$27,000,000	WFRBS 2013-C17(3)	Wells Fargo	Rialto

(1)
The Miracle Mile Shops mortgage loan will be serviced under the COMM 2013-CCRE12 pooling and servicing agreement pursuant to which Wells Fargo Bank, National Association is the master servicer and LNR Partners, LLC is the special servicer.  However, Midland Loan Services, a division of PNC Bank, National Association will be the primary servicer of the whole loan pursuant to a primary servicing agreement between Wells Fargo Bank, National Association and Midland Loan Services, a division of PNC Bank, National Association.

(2)
The Walpole Shopping Mall mortgage loan will be serviced under the CGCMT 2013-GC15 pooling and servicing agreement, but the controlling class under GSMS 2013-GCJ16 transaction will exercise those control rights.

(3)	Anticipated to close on or about November 20, 2013.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Jefferies LLC, Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

COLLATERAL OVERVIEW (continued)

Mortgage Loans with Existing Mezzanine or Other Financing
Mortgage Loan Name	Mortgage Loan Cut-off Date Balance	Mezzanine Debt Cut-off Date Balance	Other Debt Cut-off Date Balance	Cut-off Date Total Debt Balance	Total Debt Interest Rate	Cut-off Date Mortgage Loan LTV	Cut-off Date Total Debt LTV	Mortgage Loan DSCR	Total Debt DSCR
Matrix MHC Portfolio(1)	$69,500,000	$15,000,000	$65,500,000	$150,000,000	6.9070%	69.4%	77.1%	1.47x	1.24x
Walpole Shopping Mall(2)	$47,000,000	$10,000,000	$17,500,000	$74,500,000	5.9309%	75.0%	86.6%	1.33x	1.08x
Walnut Creek Marriott(3)	$31,280,000	$8,000,000	NA	$39,280,000	6.6648%	65.0%	81.7%	1.45x	0.93x
8670 Wilshire(3)	$22,500,000	$2,500,000	NA	$25,000,000	6.0890%	67.2%	74.6%	1.27x	1.14x
Mariner’s Landing and 2401 Bert(3)	$22,260,866	$1,493,864	NA	$23,754,730	6.1850%	74.7%	79.7%	1.30x	1.15x
Sanctuary at Winterlakes Apartments(3)	$12,000,000	$800,000	NA	$12,800,000	6.1070%	75.0%	80.0%	1.27x	1.19x
5607-5625 Baum Boulevard(3)	$11,700,000	$1,300,000	NA	$13,000,000	6.2050%	75.0%	83.3%	1.27x	1.14x
Ball State Portfolio(4)	$11,520,000	$2,700,000	NA	$14,220,000	6.8835%	68.7%	84.8%	1.46x	1.00x

(1)
The related mezzanine loan is currently held by Terra Secured Income Fund 4, LLC, or its affiliate, and is secured by the mezzanine borrower’s interest in the related mortgage borrower.  There also exists a related pari passu companion loan with a scheduled principal balance as of the Cut-off Date of $65,500,000. While the Total Debt Interest Rate remains constant, the monthly interest rate for the mezzanine loan declines as the mortgage whole loan amortizes and is derived from a schedule attached to the mezzanine loan agreement.

(2)
The related mezzanine loan is currently held by Annaly CRE Holdings LLC and is secured by a pledge of 100% of the mezzanine borrower’s interest in the related borrower. There also exists a related pari passu companion loan with a scheduled principal balance as of the Cut-off Date of $17,500,000.

(3)	The related mezzanine loan is initially held by Jefferies LoanCore LLC, or its affiliate, and is secured by the mezzanine borrower’s interest in the related mortgage borrower.
(4)	The related mezzanine loan is currently held by Terra Secured Income Fund 4, LLC, or its affiliate, and is secured by the mezzanine borrower’s interest in the related mortgage borrower.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Jefferies LLC, Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

COLLATERAL OVERVIEW (continued)

Previously Securitized Mortgaged Properties(1)
Property Name	Mortgage Loan Seller	City	State	Property Type	Cut-off Date Balance / Allocated Cut-off Date Balance	% of Initial Pool Balance	Previous Securitization
1245 16th Street	GSMC	Santa Monica	CA	Office	$37,000,000	3.4%	GSMS 2005-GG4
8670 Wilshire	JLC	Beverly Hills	CA	Office	$22,500,000	2.1%	GCCFC 2003-C2
McAllister Plaza	CGMRC	San Antonio	TX	Office	$18,000,000	1.7%	MSDWC 2001-TOP1
Parkway and Parkgreen on Bellaire	RMF	Houston	TX	Multifamily	$16,750,000	1.5%	BSCMS 2004-PWR3
Villages on the River	RMF	Jonesboro	GA	Multifamily	$14,350,000	1.3%	COMM 2004-LB4A
The Brittany	RMF	Indialantic	FL	Multifamily	$14,100,000	1.3%	CSFB 2004-C2
Candlewood	RMF	Corpus Christi	TX	Multifamily	$12,815,000	1.2%	CSFB 2004-C1
The Camp	JLC	Costa Mesa	CA	Retail	$12,000,000	1.1%	GSMS 2004-GG2
Sheraton Four Points Hotel O’Hare	MC-Five Mile	Schiller Park	IL	Hospitality	$11,500,000	1.1%	BSCMS 2006-T24
Northlake Square SC	JLC	Tucker	GA	Retail	$10,491,689	1.0%	CSFB 2003-C5
Avon on the Lake(2)	JLC	Rochester Hills	MI	Manufactured Housing	$8,710,667	0.8%	JPMCC 2003-CB7
Randolph Park	RMF	Charlotte	NC	Multifamily	$7,990,000	0.7%	LBCMT 1995-C2
Green Park South(2)	JLC	Pelham	AL	Manufactured Housing	$7,181,667	0.7%	FNA 2013-M1
Jackson Park(3)	MC-Five Mile	Seymour	IN	Retail	$5,933,950	0.5%	JPMCC 2007-LDPX
Fairchild Lake(2)	JLC	Chesterfield	MI	Manufactured Housing	$5,652,667	0.5%	MLMT 2003-KEY1
Cranberry Lake(2)	JLC	White Lake	MI	Manufactured Housing	$5,606,333	0.5%	JPMCC 2004-C2
Westridge Business Center	MC-Five Mile	New Berlin	WI	Industrial	$5,154,433	0.5%	JPMCC 2002-CIB4
Shops at Memorial Heights	MC-Five Mile	Houston	TX	Retail	$5,127,488	0.5%	LBUBS 2004-C1
Park 2000 Mini Storage	JLC	Las Vegas	NV	Self Storage	$4,993,262	0.5%	GCCFC 2003-C2
Village Center(3)	MC-Five Mile	Seymour	IN	Retail	$4,969,690	0.5%	JPMCC 2007-LDPX
Broadway Festival Shopping Center	MC-Five Mile	Chicago	IL	Retail	$4,081,200	0.4%	BACM 2006-2
257 West 17th Street	JLC	New York	NY	Retail	$4,000,000	0.4%	PSSF 1999-C2
Gibson & Heritage MHCs	MC-Five Mile	Williamsburg	VA	Manufactured Housing	$3,800,000	0.3%	CD 2007-CD4
Timbers of Keegans Bayou	MC-Five Mile	Houston	TX	Multifamily	$3,750,000	0.3%	CSFB 2004-C1, Mezz 2004-C1
Gappie Plaza	CGMRC	Chicago	IL	Retail	$3,646,346	0.3%	CGCMT 2004-C1
Joyner Crossing	MC-Five Mile	Rocky Mount	NC	Retail	$3,500,000	0.3%	CSFB 2003-C5
Archer Plaza	MC-Five Mile	Chicago	IL	Retail	$3,296,969	0.3%	BACM 2006-2
Royal Estates(2)	JLC	Kalamazoo	MI	Manufactured Housing	$2,270,333	0.2%	JPMCC 2004-C1
Old Orchard(2)	JLC	Davison	MI	Manufactured Housing	$2,224,000	0.2%	JPMCC 2004-C2

(1)
The table above includes mortgaged properties securing mortgage loans for which the most recent prior financing of all or a significant portion of such mortgaged property was included in a securitization. Information under “Previous Securitization” represents the most recent such securitization with respect to each of those mortgaged properties. The information in the above table is based solely on information provided by the related borrower or obtained through searches of a third-party database, and has not otherwise been confirmed by the mortgage loan sellers.

(2)
Avon on the Lake, Green Park South, Fairchild Lake, Cranberry Lake, Royal Estates and Old Orchard are part of the Matrix MHC Portfolio. The other mortgaged properties that are part of the Matrix MHC Portfolio that are not listed were not part of the criteria for this chart.

(3)
Jackson Park and Village Center are part of the Regency Portfolio.  The other mortgaged properties that are part of the Regency Portfolio that are not listed were not part of the criteria for this chart.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Jefferies LLC, Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

COLLATERAL OVERVIEW (continued)

Property Types
Property Type / Detail	Number of Mortgaged Properties	Aggregate Cut-off Date Balance(1)	% of Initial Pool Balance	Wtd. Avg. Underwritten NCF DSCR(2)	Wtd. Avg. Cut-off Date LTV Ratio(2)	Wtd. Avg. Debt Yield on Underwritten NOI(2)
Retail	49	$382,867,198	35.2%	1.53x	65.5%	10.4%
Anchored	21	209,636,945	19.3	1.60x	64.4%	11.1%
Super Regional Mall	1	70,000,000	6.4	1.24x	62.7%	8.4%
Shadow Anchored	15	48,406,988	4.5	1.72x	72.0%	12.0%
Unanchored	6	28,093,265	2.6	1.42x	65.7%	8.1%
Single Tenant Retail	6	26,730,000	2.5	1.50x	69.5%	10.3%
Multifamily	30	$233,231,311	21.5%	1.38x	71.0%	10.1%
Garden	27	204,627,857	18.8	1.36x	71.7%	10.0%
Student Housing	1	11,520,000	1.1	1.46x	68.7%	11.1%
Senior Living	1	10,689,762	1.0	1.86x	62.7%	12.9%
Conventional	1	6,393,692	0.6	1.27x	67.3%	8.7%
Hospitality	8	$164,897,636	15.2%	1.68x	65.3%	13.5%
Full Service	5	145,073,368	13.4	1.70x	65.1%	13.6%
Limited Service	3	19,824,268	1.8	1.54x	67.0%	12.6%
Office	6	$114,360,486	10.5%	1.58x	66.9%	10.4%
Medical	2	59,500,000	5.5	1.71x	62.8%	10.0%
General Suburban	2	44,970,629	4.1	1.46x	71.3%	10.8%
CBD	2	9,889,857	0.9	1.35x	71.2%	10.7%
Manufactured Housing	16	$82,000,000	7.5%	1.47x	69.3%	11.0%
Mixed Use	4	$38,305,154	3.5%	1.36x	71.4%	10.7%
Office/Retail	2	18,586,931	1.7	1.33x	75.0%	10.4%
Industrial/Office/Retail	1	12,527,976	1.2	1.30x	74.7%	9.9%
Warehouse/Office/Self Storage	1	7,190,247	0.7	1.52x	56.4%	12.6%
Industrial	4	$31,223,806	2.9%	1.53x	63.9%	12.4%
Flex	2	17,145,003	1.6	1.67x	55.0%	14.0%
Warehouse	2	14,078,803	1.3	1.36x	74.7%	10.5%
Self Storage	6	$27,073,528	2.5%	1.50x	66.9%	10.6%
Land	1	$12,600,000	1.2%	1.60x	56.0%	7.9%
Total / Wtd. Avg.	124	$1,086,559,119	100.0%	1.52x	67.2%	10.9%

(1)	Calculated based on the mortgaged property’s allocated loan amount for mortgage loans secured by more than one mortgaged property.
(2)	Weighted average based on the mortgaged property’s allocated loan amount for mortgage loans secured by more than one mortgaged property.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Jefferies LLC, Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

COLLATERAL OVERVIEW (continued)

Geographic Distribution
Property Location	Number of Mortgaged Properties	Aggregate Cut-off Date Balance(1)	% of Initial Pool Balance	Aggregate Appraised Value(2)	% of Total Appraised Value	Underwritten NOI(2)	% of Total Underwritten NOI
Nevada	5	$135,783,509	12.5%	$1,022,960,000	39.2%	$55,247,274	32.3%
California	7	130,036,122	12.0	200,450,000	7.7	13,467,113	7.9
Texas	16	108,557,245	10.0	156,560,000	6.0	11,882,010	6.9
New York	5	85,859,286	7.9	206,030,000	7.9	11,045,536	6.4
Michigan	16	85,731,934	7.9	211,830,000	8.1	16,528,062	9.7
Florida	12	80,862,060	7.4	109,125,000	4.2	7,412,552	4.3
Georgia	11	77,720,346	7.2	109,125,000	4.2	8,017,644	4.7
Louisiana	1	72,928,787	6.7	106,000,000	4.1	9,576,399	5.6
Indiana	9	60,630,444	5.6	91,770,000	3.5	7,175,813	4.2
Massachusetts	1	47,000,000	4.3	86,000,000	3.3	5,942,553	3.5
North Carolina	4	41,910,629	3.9	58,500,000	2.2	4,183,100	2.4
Illinois	8	35,443,172	3.3	51,405,000	2.0	4,293,262	2.5
Alabama	5	21,970,722	2.0	39,600,000	1.5	3,147,933	1.8
Virginia	4	20,534,720	1.9	30,085,000	1.2	2,421,298	1.4
Oregon	1	15,964,581	1.5	36,400,000	1.4	2,780,200	1.6
South Carolina	2	14,975,000	1.4	21,600,000	0.8	2,367,595	1.4
Pennsylvania	1	11,700,000	1.1	15,600,000	0.6	1,178,435	0.7
Kentucky	2	9,899,730	0.9	13,550,000	0.5	1,164,917	0.7
Kansas	4	8,700,000	0.8	12,350,000	0.5	935,817	0.5
Wisconsin	1	5,154,433	0.5	7,860,000	0.3	566,960	0.3
Oklahoma	2	4,171,600	0.4	5,650,000	0.2	504,671	0.3
Mississippi	3	3,504,740	0.3	4,725,000	0.2	484,657	0.3
Arkansas	1	2,362,600	0.2	3,200,000	0.1	268,856	0.2
Tennessee	1	1,850,000	0.2	2,650,000	0.1	212,056	0.1
Colorado	1	1,749,800	0.2	2,370,000	0.1	228,792	0.1
West Virginia	1	1,557,660	0.1	2,100,000	0.1	234,444	0.1
Total	124	$1,086,559,119	100.0%	$2,607,495,000	100.0%	$171,267,949	100.0%

(1)	Calculated based on the mortgaged property’s allocated loan amount for mortgage loans secured by more than one mortgaged property.
(2)	Aggregate Appraised Values and Underwritten NOI reflect the aggregate values with respect to pari passu companion loans.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Jefferies LLC, Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

Distribution of Cut-off Date Balances				Distribution of Cut-off Date LTV Ratios(1)
			% of				% of
	Number of		Initial		Number of		Initial
Range of Cut-off Date	Mortgage	Cut-off Date	Pool	Range of Cut-off	Mortgage		Pool
Balances ($)	Loans	Balance	Balance	Date LTV (%)	Loans	Cut-off Date Balance	Balance
2,418,750 - 3,000,000	2	$4,868,750	0.4%	43.5 - 50.0	2	$75,964,581	7.0%
3,000,001 - 5,000,000	19	74,546,629	6.9	50.1 - 55.0	2	16,983,832	1.6
5,000,001 - 10,000,000	21	146,643,353	13.5	55.1 - 60.0	4	35,790,247	3.3
10,000,001 - 15,000,000	17	210,745,021	19.4	60.1 - 65.0	12	199,008,560	18.3
15,000,001 - 20,000,000	5	85,785,085	7.9	65.1 - 70.0	19	290,018,489	26.7
20,000,001 - 30,000,000	4	94,461,495	8.7	70.1 - 75.0	36	441,893,411	40.7
30,000,001 - 40,000,000	3	106,280,000	9.8	75.1 - 76.4	2	26,900,000	2.5
40,000,001 - 50,000,000	2	90,800,000	8.4	Total	77	$1,086,559,119	100.0%
50,000,001 - 60,000,000	1	60,000,000	5.5	(1) See footnotes (1) and (4) to the table entitled “Mortgage Pool
60,000,001 - 72,928,787	3	212,428,787	19.6	Characteristics” above.
Total	77	$1,086,559,119	100.0%
				Distribution of Maturity Date/ARD LTV Ratios(1)
Distribution of Underwritten DSCRs(1)							% of
			% of		Number of		Initial
	Number of		Initial	Range of Maturity	Mortgage		Pool
	Mortgage	Cut-off Date	Pool	Date/ARD LTV (%)	Loans	Cut-off Date Balance	Balance
Range of UW DSCR (x)	Loans	Balance	Balance	34.0 - 40.0	3	$80,957,843	7.5%
1.20 - 1.30	13	$207,994,558	19.1%	40.1 - 45.0	3	30,680,817	2.8
1.31 - 1.40	17	210,868,374	19.4	45.1 - 50.0	3	17,083,811	1.6
1.41 - 1.50	21	238,258,671	21.9	50.1 - 55.0	9	51,626,695	4.8
1.51 - 1.60	12	154,691,054	14.2	55.1 - 60.0	24	337,988,123	31.1
1.61 - 1.70	2	80,203,787	7.4	60.1 - 65.0	21	311,525,001	28.7
1.71 - 1.80	6	61,205,832	5.6	65.1 - 71.7	14	256,696,829	23.6
1.81 - 1.90	2	15,189,762	1.4	Total	77	$1,086,559,119	100.0%
1.91 - 2.00	2	42,182,500	3.9	(1) See footnotes (1), (2) and (5) to the table entitled “Mortgage Pool
2.01 - 2.34	2	75,964,581	7.0	Characteristics” above.
Total	77	$1,086,559,119	100.0%
(1) See footnotes (1), (6) and (7) to the table entitled “Mortgage Pool				Distribution of Loan Purpose
Characteristics” above.							% of
					Number of		Initial
Distribution of Amortization Types(1)					Mortgage		Pool
			% of	Loan Purpose	Loans	Cut-off Date Balance	Balance
	Number of		Initial	Refinance	52	$800,550,153	73.7%
	Mortgage	Cut-off Date	Pool	Acquisition	24	263,748,100	24.3
Amortization Type	Loans	Balance	Balance	Acquisition/
Interest Only, Then				Refinance	1	22,260,866	2.0
Amortizing(2)	28	$497,512,500	45.8%	Total	77	$1,086,559,119	100.0%
Amortizing (30 Years)	38	443,679,529	40.8
Amortizing (25 Years)	8	73,037,091	6.7	Distribution of Mortgage Interest Rates
Interest Only	2	49,600,000	4.6				% of
Interest Only, ARD	1	22,730,000	2.1		Number of		Initial
Total	77	$1,086,559,119	100.0%	Range of Mortgage	Mortgage		Pool
(1) All of the mortgage loans will have balloon payments at maturity/ARD.				Interest Rates (%)	Loans	Cut-off Date Balance	Balance
(2) Original partial interest only periods range from 6 to 60 months.				4.405 - 4.500	1	$60,000,000	5.5%
				4.501 - 4.750	2	26,100,000	2.4
Distribution of Lockboxes				4.751 - 5.000	10	146,767,629	13.5
			% of	5.001 - 5.250	12	241,907,031	22.3
			Initial	5.251 - 5.500	25	287,812,983	26.5
	Number of	Cut-off Date	Pool	5.501 - 5.750	11	91,231,859	8.4
Lockbox Type	Mortgage Loans	Balance	Balance	5.751 - 6.000	7	72,487,655	6.7
Hard	32	$573,961,576	52.8%	6.001 - 6.250	8	90,751,963	8.4
Soft	12	208,770,036	19.2	6.251 - 6.275	1	69,500,000	6.4
Springing	22	195,642,775	18.0	Total	77	$1,086,559,119	100.0%
None	9	81,434,732	7.5
Soft Springing	2	26,750,000	2.5
Total	77	$1,086,559,119	100.0%

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Jefferies LLC, Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

Distribution of Debt Yield on Underwritten NOI(1)				Distribution of Original Amortization Terms(1)
			% of				% of
Range of	Number of		Initial	Range of Original	Number of		Initial
Debt Yields on	Mortgage		Pool	Amortization	Mortgage		Pool
Underwritten NOI (%)	Loans	Cut-off Date Balance	Balance	Terms (months)	Loans	Cut-off Date Balance	Balance
7.9 - 9.0	11	$194,663,692	17.9%	Interest Only	3	$72,330,000	6.7%
9.1 - 10.0	16	192,354,344	17.7	300	10	107,817,091	9.9
10.1 - 11.0	20	198,561,074	18.3	301 - 360	64	906,412,029	83.4
11.1 - 12.0	17	256,356,299	23.6	Total	77	$1,086,559,119	100.0%
12.1 - 13.0	5	104,164,009	9.6	(1) All of the mortgage loans will have balloon payments at maturity/ARD.
13.1 - 14.0	2	77,922,049	7.2
14.1 - 15.0	2	16,682,500	1.5	Distribution of Remaining Amortization Terms(1)
15.1 - 17.4	4	45,855,152	4.2	Range of			% of
Total	77	$1,086,559,119	100.0%	Remaining	Number of		Initial
(1) See footnotes (1) and (8) to the table entitled “Mortgage Pool				Amortization	Mortgage		Pool
Characteristics” above.				Terms (months)	Loans	Cut-off Date Balance	Balance
				Interest Only	3	$72,330,000	6.7%
Distribution of Debt Yield on Underwritten NCF(1)				299 - 300	10	107,817,091	9.9
			% of	301 - 360	64	906,412,029	83.4
Range of	Number of		Initial	Total	77	$1,086,559,119	100.0%
Debt Yields on	Mortgage		Pool	(1) All of the mortgage loans will have balloon payments at maturity/ARD.
Underwritten NCF (%)	Loans	Cut-off Date Balance	Balance
7.9 - 9.0	16	$283,284,321	26.1%	Distribution of Prepayment Provisions
9.1 - 10.0	33	390,889,966	36.0				% of
10.1 - 11.0	14	163,223,123	15.0		Number of		Initial
11.1 - 12.0	6	122,441,034	11.3	Prepayment	Mortgage		Pool
12.1 - 13.0	4	87,862,833	8.1	Provision	Loans	Cut-off Date Balance	Balance
13.1 - 14.0	3	22,893,262	2.1	Defeasance	70	$973,526,369	89.6%
14.1 - 15.3	1	15,964,581	1.5	Yield Maintenance	7	113,032,750	10.4
Total	77	$1,086,559,119	100.0%	Total	77	$1,086,559,119	100.0%
(1) See footnote (1) and (8) to the table entitled “Mortgage Pool
Characteristics” above.				Distribution of Escrow Types
							% of
Mortgage Loans with Original Partial Interest Only Periods					Number of		Initial
			% of		Mortgage		Pool
Original Partial	Number of		Initial	Escrow Type	Loans	Cut-off Date Balance	Balance
Interest Only	Mortgage		Pool	Replacement Reserves(1)	76	$1,073,959,119	98.8%
Period (months)	Loans	Cut-off Date Balance	Balance	Real Estate Tax	75	$1,051,229,119	96.7%
6 - 12	8	$151,380,000	13.9%	Insurance	65	$788,639,365	72.6%
13 - 36	13	$159,727,500	14.7%	TI/LC(2)	33	$469,756,644	82.9%
37 - 60	7	$186,405,000	17.2%	(1) Includes mortgage loans with FF&E reserves.
				(2) Percentage of total retail, mixed use, industrial and office properties only.
Distribution of Original Terms to Maturity/ARD
			% of
Range of Original	Number of		Initial
Term to Maturity	Mortgage		Pool
(months)	Loans	Cut-off Date Balance	Balance
59 - 60	12	$241,629,301	22.2%
84	2	7,494,253	0.7
120 - 121	63	837,435,564	77.1
Total	77	$1,086,559,119	100.0%

Distribution of Remaining Terms to Maturity/ARD
Range of			% of
Remaining Terms	Number of		Initial
to Maturity	Mortgage		Pool
(months)	Loans	Cut-off Date Balance	Balance
57 - 60	12	$241,629,301	22.2%
61 - 120	65	844,929,818	77.8
Total	77	$1,086,559,119	100.0%

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Jefferies LLC, Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

EXHIBIT C

CLASS A-AB SCHEDULED PRINCIPAL BALANCE SCHEDULE

Distribution		Distribution
Date	Balance	Date	Balance
10-Dec-13	$74,195,000.00	10-Dec-18	$73,096,362.57
10-Jan-14	$74,195,000.00	10-Jan-19	$72,106,673.10
10-Feb-14	$74,195,000.00	10-Feb-19	$71,112,410.14
10-Mar-14	$74,195,000.00	10-Mar-19	$69,775,628.72
10-Apr-14	$74,195,000.00	10-Apr-19	$68,770,571.88
10-May-14	$74,195,000.00	10-May-19	$67,648,578.50
10-Jun-14	$74,195,000.00	10-Jun-19	$66,633,683.79
10-Jul-14	$74,195,000.00	10-Jul-19	$65,502,125.55
10-Aug-14	$74,195,000.00	10-Aug-19	$64,477,302.60
10-Sep-14	$74,195,000.00	10-Sep-19	$63,447,742.46
10-Oct-14	$74,195,000.00	10-Oct-19	$62,301,925.77
10-Nov-14	$74,195,000.00	10-Nov-19	$61,262,302.68
10-Dec-14	$74,195,000.00	10-Dec-19	$60,106,702.29
10-Jan-15	$74,195,000.00	10-Jan-20	$59,056,923.79
10-Feb-15	$74,195,000.00	10-Feb-20	$58,002,291.86
10-Mar-15	$74,195,000.00	10-Mar-20	$56,721,414.37
10-Apr-15	$74,195,000.00	10-Apr-20	$55,655,970.63
10-May-15	$74,195,000.00	10-May-20	$54,475,266.09
10-Jun-15	$74,195,000.00	10-Jun-20	$53,399,429.66
10-Jul-15	$74,195,000.00	10-Jul-20	$52,208,620.81
10-Aug-15	$74,195,000.00	10-Aug-20	$51,122,296.17
10-Sep-15	$74,195,000.00	10-Sep-20	$50,030,947.80
10-Oct-15	$74,195,000.00	10-Oct-20	$45,445,587.64
10-Nov-15	$74,195,000.00	10-Nov-20	$41,170,084.45
10-Dec-15	$74,195,000.00	10-Dec-20	$39,968,404.58
10-Jan-16	$74,195,000.00	10-Jan-21	$38,869,338.03
10-Feb-16	$74,195,000.00	10-Feb-21	$37,765,187.67
10-Mar-16	$74,195,000.00	10-Mar-21	$36,332,920.35
10-Apr-16	$74,195,000.00	10-Apr-21	$35,217,017.61
10-May-16	$74,195,000.00	10-May-21	$33,988,663.59
10-Jun-16	$74,195,000.00	10-Jun-21	$32,861,909.37
10-Jul-16	$74,195,000.00	10-Jul-21	$31,623,004.97
10-Aug-16	$74,195,000.00	10-Aug-21	$30,485,299.50
10-Sep-16	$74,195,000.00	10-Sep-21	$29,342,330.05
10-Oct-16	$74,195,000.00	10-Oct-21	$28,087,660.34
10-Nov-16	$74,195,000.00	10-Nov-21	$26,933,590.56
10-Dec-16	$74,195,000.00	10-Dec-21	$25,668,128.51
10-Jan-17	$74,195,000.00	10-Jan-22	$24,502,856.32
10-Feb-17	$74,195,000.00	10-Feb-22	$23,332,191.64
10-Mar-17	$74,195,000.00	10-Mar-22	$21,839,566.73
10-Apr-17	$74,195,000.00	10-Apr-22	$20,656,558.09
10-May-17	$74,195,000.00	10-May-22	$19,362,960.04
10-Jun-17	$74,195,000.00	10-Jun-22	$18,168,482.75
10-Jul-17	$74,195,000.00	10-Jul-22	$16,863,734.26
10-Aug-17	$74,195,000.00	10-Aug-22	$15,657,682.84
10-Sep-17	$74,195,000.00	10-Sep-22	$14,446,048.70
10-Oct-17	$74,195,000.00	10-Oct-22	$13,124,619.39
10-Nov-17	$74,195,000.00	10-Nov-22	$11,901,253.33
10-Dec-17	$74,195,000.00	10-Dec-22	$10,568,417.58
10-Jan-18	$74,195,000.00	10-Jan-23	$9,333,211.67
10-Feb-18	$74,195,000.00	10-Feb-23	$8,092,287.06
10-Mar-18	$74,195,000.00	10-Mar-23	$6,535,905.57
10-Apr-18	$74,195,000.00	10-Apr-23	$5,282,011.88
10-May-18	$74,195,000.00	10-May-23	$3,919,495.41
10-Jun-18	$74,195,000.00	10-Jun-23	$2,653,480.92
10-Jul-18	$74,195,000.00	10-Jul-23	$1,279,179.92
10-Aug-18	$74,195,000.00	10-Aug-23	$933.11
10-Sep-18	$74,195,000.00	10-Sep-23	$0
10-Oct-18	$74,195,000.00
10-Nov-18	$74,194,073.26

C-1

EXHIBIT D

Commercial mortgage loans in Texas are generally secured by deeds of trust on the related real estate.  Foreclosure of a deed of trust in Texas may be accomplished by either a non-judicial trustee’s sale under a specific power-of-sale provision set forth in the deed of trust or by judicial foreclosure.  Due to the relatively short period of time involved in a non-judicial foreclosure, the judicial foreclosure process is rarely used in Texas.  A judicial foreclosure action must be initiated, and a non-judicial foreclosure must be completed, within four (4) years from the date the cause of action accrues.  The cause of action for the unpaid balance of the indebtedness accrues upon the maturity of the indebtedness (by acceleration or otherwise).

Unless expressly waived in the deed of trust, the lender must provide the debtor with a written demand for payment, a notice of intent to accelerate the indebtedness, and a notice of acceleration prior to commencing any foreclosure action.  It is customary practice in Texas for the demand for payment to be combined with the notice of intent to accelerate the indebtedness.  In addition, with respect to a non-judicial foreclosure sale and notwithstanding any waiver by debtor to the contrary, the lender is statutorily required to (i) provide each debtor obligated to pay the indebtedness a notice of foreclosure sale via certified mail, postage prepaid and addressed to each debtor at such debtor's last known address at least twenty-one (21) days before the date of the foreclosure sale; (ii) post a notice of foreclosure sale at the courthouse of each county in which the property is located; and (iii) file a notice of foreclosure sale with the county clerk of each county in which the property is located.  Such twenty-one (21) day period includes the entire calendar day on which the notice is deposited with the United States mail and excludes the entire calendar day of the foreclosure sale.  The statutory foreclosure notice may be combined with the notice of acceleration of the indebtedness and must contain the location of the foreclosure sale and a statement of the earliest time at which the foreclosure sale will begin.  To the extent the note or deed of trust contains additional notice requirements, the lender must comply with such requirements in addition to the statutory requirements set forth above.

The trustee’s sale must be performed pursuant to the terms of the deed of trust and must take place between the hours of 10 a.m. and 4 p.m. on the first Tuesday of the month, in the area designated for such sales by the county commissioners’ court of the county in which the property is located, and must begin at the time set forth in the notice of foreclosure sale or not later than three (3) hours after that time.  If the property is located in multiple counties, the sale may occur in any county in which a portion of the property is located.  Under Texas law, the debtor does not have the right to redeem the property after foreclosure.  Any action for deficiency must be brought within two (2) years of the foreclosure sale.  If the foreclosure sale price is less than the fair market value of the property, the debtor or any obligor (including any guarantor) may be entitled to an offset against the deficiency in the amount by which the fair market value of the property, less the amount of any claim, indebtedness, or obligation of any kind that is secured by a lien or encumbrance on the real property that was not extinguished by the foreclosure, exceeds the foreclosure sale price.

D-1

EXHIBIT E

GSMS 2013-GCJ16 Annex A

Control	Loan /		Mortgage								General	Detailed
Number	Property Flag	Footnotes	Loan Seller	Property Name	Related Group	Crossed Group	Address	City	State	Zip Code	Property Type	Property Type	Year Built	Year Renovated
1	Loan	8	GSMC	Windsor Court New Orleans	NAP	NAP	300 Gravier Street	New Orleans	Louisiana	70130	Hospitality	Full Service	1984	2011-2012
2	Loan	9, 10	CGMRC	Miracle Mile Shops	NAP	NAP	3663 Las Vegas Boulevard South	Las Vegas	Nevada	89109	Retail	Super Regional Mall	2000	2007-2008
3	Loan	11, 12	JLC	Matrix MHC Portfolio	NAP	NAP
3.01	Property			Westbridge Manor			45301 Chateau Thierry Drive	Macomb	Michigan	48044	Manufactured Housing	Manufactured Housing	1973, 1978, 1987, 1991	NAP
3.02	Property			Westbrook			45013 Catalpa Boulevard	Macomb	Michigan	48044	Manufactured Housing	Manufactured Housing	1996	NAP
3.03	Property			Avon on the Lake			2889 Sandpiper Street	Rochester Hills	Michigan	48309	Manufactured Housing	Manufactured Housing	1969	NAP
3.04	Property			Oakland Glens			41875 Carousel Street	Novi	Michigan	48377	Manufactured Housing	Manufactured Housing	1971	2012
3.05	Property			Green Park South			301 Green Park South	Pelham	Alabama	35124	Manufactured Housing	Manufactured Housing	1965	1999, 2012
3.06	Property			Fairchild Lake			49645 Au Lac Drive East	Chesterfield	Michigan	48051	Manufactured Housing	Manufactured Housing	1969, 1984	NAP
3.07	Property			Cranberry Lake			9620 Highland Road	White Lake	Michigan	48386	Manufactured Housing	Manufactured Housing	1966	NAP
3.08	Property			Grand Blanc Crossing			8225 Embury Road	Grand Blanc	Michigan	48439	Manufactured Housing	Manufactured Housing	1989	NAP
3.09	Property			Holly Hills			16181 Lancaster Way	Holly	Michigan	48442	Manufactured Housing	Manufactured Housing	1998	NAP
3.10	Property			Royal Estates			8300 Ravine Road	Kalamazoo	Michigan	49009	Manufactured Housing	Manufactured Housing	1969	NAP
3.11	Property			Old Orchard			10500 Lapeer Road	Davison	Michigan	48423	Manufactured Housing	Manufactured Housing	1974	NAP
4	Loan	13, 14	RMF	The Gates at Manhasset	NAP	NAP	1950 Northern Boulevard	Manhasset	New York	11030	Retail	Anchored	1955	2013
5	Loan	13, 15, 16, 17	RMF	Walpole Shopping Mall	NAP	NAP	50, 60 & 90 Boston Providence Highway	Walpole	Massachusetts	02081	Retail	Anchored	1974	2009-2011
6	Loan	13, 18	MC-Five Mile	Regency Portfolio	NAP	NAP
6.01	Property			Prestonsburg Village			477 Village Drive	Prestonsburg	Kentucky	41653	Retail	Anchored	1983	2012
6.02	Property			Jackson Park			1224 East Tipton Street	Seymour	Indiana	47274	Retail	Anchored	1970	2000
6.03	Property			River Creek Village			918 US 50	Aurora	Indiana	47001	Retail	Anchored	1988	1999
6.04	Property			Oak Station			4700 Highway 90	Marianna	Florida	32446	Retail	Anchored	1989	2013
6.05	Property			Village Center			1501 East Tipton Street	Seymour	Indiana	47274	Retail	Anchored	1987	NAP
6.06	Property			Twin County Plaza			1065 East Stuart Drive	Galax	Virginia	24333	Retail	Anchored	1987	NAP
6.07	Property			Jackson Square			2415 College Avenue	Jackson	Alabama	36545	Retail	Anchored	1974	2011
6.08	Property			Flint River Plaza			506 Spaulding Road	Montezuma	Georgia	31063	Retail	Anchored	1981	NAP
6.09	Property			Country Roads			293-308 Stokes Drive	Hinton	West Virginia	25951	Retail	Anchored	1978	NAP
6.10	Property			Village Square			502 Central Avenue West	Wiggins	Mississippi	39577	Retail	Anchored	1997	NAP
6.11	Property			T&C Center			1130 Warm Springs Highway	Manchester	Georgia	31816	Retail	Anchored	1979	NAP
6.12	Property	13		Green Acres			102 East 1st Avenue	Havana	Florida	32333	Retail	Anchored	1986	NAP
6.13	Property	13		Vancleave Center			11628 US Highway 57	Vancleave	Mississippi	39565	Retail	Anchored	1997	NAP
6.14	Property	13		Quitman Center			548 South Archusa Avenue	Quitman	Mississippi	39355	Retail	Anchored	1997	NAP
7	Loan		JLC	Shadow Mountain Marketplace	NAP	NAP	6415 North Decatur Boulevard	Las Vegas	Nevada	89131	Retail	Anchored	2007	NAP
8	Loan	19	GSMC	1245 16th Street	NAP	NAP	1245 16th Street	Santa Monica	California	90404	Office	Medical	1988	2011
9	Loan	13, 20, 21	JLC	Walnut Creek Marriott	NAP	NAP	2355 North Main Street	Walnut Creek	California	94596	Hospitality	Full Service	1986	2006, 2012
10	Loan	22	MC-Five Mile	University Tower	NAP	NAP	3100 Tower Boulevard	Durham	North Carolina	27707	Office	General Suburban	1986	NAP
11	Loan	23	RMF	Olympia Development Walgreens Portfolio	NAP	NAP
11.01	Property			Walgreens - Sarasota, FL			3901 South Tamiami Trail	Sarasota	Florida	34231	Retail	Single Tenant Retail	1999	NAP
11.02	Property			Walgreens - Bradenton, FL			4320 26th Street West	Bradenton	Florida	34205	Retail	Single Tenant Retail	1998	NAP
11.03	Property			Walgreens - Lawrenceville, GA			2990 Five Forks Trickum Road	Lawrenceville	Georgia	30044	Retail	Single Tenant Retail	2000	NAP
11.04	Property			Walgreens - Merritt Island, FL			90 South Sykes Creek Parkway	Merritt Island	Florida	32952	Retail	Single Tenant Retail	1998	NAP
11.05	Property			Walgreens - Seminole, FL			10563 Park Boulevard	Seminole	Florida	33772	Retail	Single Tenant Retail	1995	NAP
12	Loan		JLC	8670 Wilshire	NAP	NAP	8670 Wilshire Boulevard	Beverly Hills	California	90211	Office	Medical	1986	2002
13	Loan	24, 25	JLC	Mariner’s Landing and 2401 Bert	NAP	NAP
13.01	Property			Mariner’s Landing			2656 Bridgeway Boulevard, 403 Coloma Street, 442 Coloma Street & 150 Gate 5 Road	Sausalito	California	94965	Mixed Use	Industrial/Office/Retail	1970	2008
13.02	Property			2401 Bert Drive			2401 Bert Drive	Hollister	California	95023	Industrial	Warehouse/Distribution	1999, 2001	NAP
14	Loan	13	MC-Five Mile	Yamal Yidios Multifamily Portfolio	NAP	NAP
14.01	Property	13		Kirkwood Landing Apartments			9850 South Kirkwood Road	Houston	Texas	77099	Multifamily	Garden	1981	2011
14.02	Property			Valencia at Spring Branch			9550 Long Point Road	Houston	Texas	77055	Multifamily	Garden	1971	2012
14.03	Property			The Forest Apartments			22820 Imperial Valley Drive	Houston	Texas	77073	Multifamily	Garden	1979	2011
14.04	Property			Pine Creek Apartments			470 Maxey Road	Houston	Texas	77013	Multifamily	Garden	1979	2012
15	Loan		CGMRC	McAllister Plaza	NAP	NAP	9601 McAllister Freeway	San Antonio	Texas	78216	Office	General Suburban	1982	2009
16	Loan		RMF	Parkway and Parkgreen on Bellaire	NAP	NAP	6601 Harbor Town Drive and 8100 Bellaire Boulevard	Houston	Texas	77036	Multifamily	Garden	1968, 1982	2011-2012
17	Loan		JLC	The Portland Paramount Hotel	NAP	NAP	808 Southwest Taylor Street	Portland	Oregon	97205	Hospitality	Full Service	2000	2009-2013
18	Loan		JLC	Monterra Apartments	NAP	NAP	5250 Stewart Avenue	Las Vegas	Nevada	89110	Multifamily	Garden	1999	2012
19	Loan		JLC	Sail Pointe Apartments	Group 3	NAP	1900, 1924 & 1942 Southeast Hillmoor Drive	Port St. Lucie	Florida	34952	Multifamily	Garden	1991, 1994	2011-2012
20	Loan		RMF	Villages on the River	NAP	NAP	100 Riverview Place	Jonesboro	Georgia	30238	Multifamily	Garden	2001	NAP
21	Loan		RMF	The Brittany	Group 1	NAP	1874 Brittany Drive	Indialantic	Florida	32903	Multifamily	Garden	1985	NAP
22	Loan		JLC	Hilton Greenville	NAP	NAP	45 West Orchard Park Drive	Greenville	South Carolina	29615	Hospitality	Full Service	1987	2012-2013
23	Loan	13	GSMC	Wal-Mart Shadow Anchored Midwest Portfolio	Group 2	NAP
23.01	Property			Evans Mills Shopping Center			26397-26461 Johnson Road	Evans Mills	New York	13637	Retail	Shadow Anchored	2007	NAP
23.02	Property	13		Oak Grove Shopping Center			200-266 Segler Drive	Oak Grove	Kentucky	42262	Retail	Shadow Anchored	2007	NAP
23.03	Property			Salem Shopping Center			103 Baldridge Road	Salem	Illinois	62881	Retail	Shadow Anchored	2007	NAP
23.04	Property			Marion Shopping Center			2406 Williamson County Parkway	Marion	Illinois	62959	Retail	Shadow Anchored	2007	NAP
24	Loan		RMF	Candlewood	Group 1	NAP	2002 Airline Road	Corpus Christi	Texas	78412	Multifamily	Garden	1982	NAP
25	Loan	26, 27	RMF	Related Home Depot	NAP	NAP	2560 Bruckner Boulevard	Bronx	New York	10465	Land	Land	NAP	NAP
26	Loan		JLC	Oaks at Holcomb Bridge	Group 4	NAP	700 Old Holcomb Bridge Road	Roswell	Georgia	30076	Multifamily	Garden	1979	2007-2012
27	Loan		JLC	Sanctuary at Winterlakes Apartments	Group 3	NAP	5410 Northwest Rabbit Run	Port St. Lucie	Florida	34986	Multifamily	Garden	2001	2012
28	Loan		JLC	The Camp	NAP	NAP	2937 Bristol Street and 725 Baker Street	Costa Mesa	California	92626	Retail	Unanchored	1970, 2002	NAP
29	Loan		JLC	Park 41 Evansville	NAP	NAP	5401 Highway 41 North	Evansville	Indiana	47711	Industrial	Flex	1942	1960s, 1990s, 2012-2013
30	Loan		GSMC	Bella Apartments	NAP	NAP	2445 Beaver Ruin Road	Norcross	Georgia	30071	Multifamily	Garden	1972	2012-2013
31	Loan		JLC	5607-5625 Baum Boulevard	NAP	NAP	5607-5625 Baum Boulevard	Pittsburgh	Pennsylvania	15206	Mixed Use	Office/Retail	1930	2012

GSMS 2013-GCJ16 Annex A

Control	Loan /		Mortgage								General	Detailed
Number	Property Flag	Footnotes	Loan Seller	Property Name	Related Group	Crossed Group	Address	City	State	Zip Code	Property Type	Property Type	Year Built	Year Renovated
32	Loan	28, 29	JLC	Ball State Portfolio	NAP	NAP	Various	Muncie	Indiana	Various	Multifamily	Student Housing	1984-1992	Various
33	Loan	13	MC-Five Mile	Sheraton Four Points Hotel O’Hare	NAP	NAP	10249 Irving Park Road	Schiller Park	Illinois	60176	Hospitality	Full Service	1985	2008
34	Loan		JLC	Village Manor	NAP	NAP	9501 East Highland Road	Hartland Township	Michigan	48843	Multifamily	Senior Living	2007-2008	NAP
35	Loan		JLC	Northlake Square SC	NAP	NAP	4135 LaVista Road	Tucker	Georgia	30084	Retail	Anchored	1988	1995-2013
36	Loan	30	GSMC	Wal-Mart Shadow Anchored Southeast Portfolio	Group 2	NAP
36.01	Property			Salisbury Shopping Center			1030 Freeland Drive	Salisbury	North Carolina	28144	Retail	Shadow Anchored	2005-2006	NAP
36.02	Property			Brewton Shopping Center			2550-2570 Douglas Avenue	Brewton	Alabama	36426	Retail	Shadow Anchored	2009	NAP
36.03	Property			Selma Shopping Center			2414 Kimble Road	Selma	Alabama	36703	Retail	Shadow Anchored	2003	NAP
36.04	Property			Dillon Shopping Center			517 Radford Boulevard	Dillon	South Carolina	29536	Retail	Shadow Anchored	2008	NAP
37	Loan		GSMC	Sweetwater Apartments	NAP	NAP	12813 Ware Lane	Dade City	Florida	33525	Multifamily	Garden	2006	NAP
38	Loan		MC-Five Mile	Saddleback MHC Portfolio	NAP	NAP
38.01	Property			Countryside Estates MHP (Hays, KS)			1010 Reservation Road	Hays	Kansas	67601	Manufactured Housing	Manufactured Housing	1970	NAP
38.02	Property			Prairie Village MHP (Salina, KS)			1661 West Republic Avenue	Salina	Kansas	67401	Manufactured Housing	Manufactured Housing	1980	NAP
38.03	Property			Cedar Creek MHP (Salina, KS)			745 Cedar Creek Drive	Salina	Kansas	67401	Manufactured Housing	Manufactured Housing	1980	NAP
38.04	Property			West Cloud MHP (Salina, KS)			1319 West Cloud Street	Salina	Kansas	67401	Manufactured Housing	Manufactured Housing	1980	NAP
39	Loan	13	GSMC	Wal-Mart Shadow Anchored Central Portfolio	Group 2	NAP
39.01	Property			Pryor Shopping Center			105-165 Steve Barry Boulevard	Pryor	Oklahoma	74361	Retail	Shadow Anchored	2005	NAP
39.02	Property	31		Malvern Shopping Center			2300 Leopard Lane	Malvern	Arkansas	72104	Retail	Shadow Anchored	2005	NAP
39.03	Property			Cortez Shopping Center			215 Sligo Street	Cortez	Colorado	81321	Retail	Shadow Anchored	2005	NAP
39.04	Property	13		Enid Shopping Center			5503-5515 West Owen K. Garriott Road	Enid	Oklahoma	73703	Retail	Shadow Anchored	2003-2004	NAP
40	Loan		GSMC	Self Storage Plus Manassas	NAP	NAP	11840 Sudley Manor Drive	Manassas	Virginia	20109	Self Storage	Self Storage	2008	NAP
41	Loan		RMF	Randolph Park	Group 1	NAP	4616 Randolph Road	Charlotte	North Carolina	28211	Multifamily	Garden	1971	NAP
42	Loan	13	RMF	Fairfield Inn & Suites	NAP	NAP	8970 Eastchase Parkway	Montgomery	Alabama	36117	Hospitality	Limited Service	2010	NAP
43	Loan		MC-Five Mile	Fairfield Inn, Ann Arbor	Group 7	NAP	3285 Boardwalk Street	Ann Arbor	Michigan	48108	Hospitality	Limited Service	1989	2008
44	Loan		GSMC	Summervale Apartments	NAP	NAP	9221 Pagewood Lane	Houston	Texas	77063	Multifamily	Garden	1978	2010, 2012-2013
45	Loan		GSMC	McDonough Marketplace	Group 5	NAP	135 Willow Lane	McDonough	Georgia	30253	Retail	Shadow Anchored	2003	NAP
46	Loan		JLC	Plaza Vegas Business Park	Group 6	NAP
3585 South Highland Drive; 3580 Polaris Avenue; 3695 South Highland Drive; 3595 South Highland Drive; 3301 Spring Mountain Road; 3101 Spring Mountain Road; 3555 South Highland Drive; 3566 Polaris Avenue
								Las Vegas	Nevada	89102 & 89103	Mixed Use	Warehouse/Office/Self Storage	1976-1978	NAP
47	Loan	32	MC-Five Mile	Capitol View	NAP	NAP	1402 North Capitol Avenue	Indianapolis	Indiana	46202	Mixed Use	Office/Retail	1919, 2007	2006
48	Loan		MC-Five Mile	Prestonwood Apartments	Group 8	NAP	13210 Prestonwood Forest Drive	Houston	Texas	77070	Multifamily	Garden	1978	NAP
49	Loan		JLC	University Garden Apartments	Group 4	NAP	125 Baxter Drive, 190 Baxter Drive & 160 Dudley Drive	Athens	Georgia	30606	Multifamily	Garden	1964, 1965, 1970	2013
50	Loan	13, 33	GSMC	Mozzo Apartments	NAP	NAP	531 Virginia Avenue	Indianapolis	Indiana	46203	Multifamily	Conventional	2013	NAP
51	Loan		CGMRC	Urbane Apartment Portfolio	NAP	NAP
51.01	Property			Urbane on Center			612-620 South Center Street	Royal Oak	Michigan	48067	Multifamily	Garden	1976	2007
51.02	Property			Urbane on Crooks South			1923 Crooks Road	Royal Oak	Michigan	48073	Multifamily	Garden	1956	2007
51.03	Property			Urbane on Breckenridge			346 West Breckenridge Street	Ferndale	Michigan	48220	Multifamily	Garden	1925	2008-2009
51.04	Property			Urbane on Catalpa			2575 Catalpa Drive	Berkley	Michigan	48072	Multifamily	Garden	1969	2006
52	Loan	34	JLC	215 Ohio Street	NAP	NAP	215 West Ohio Street	Chicago	Illinois	60610	Office	CBD	1909	2006
53	Loan		GSMC	Norton Commons	Group 5	NAP	647-702 Commonwealth Drive	Norton	Virginia	24273	Retail	Shadow Anchored	2005	NAP
54	Loan		MC-Five Mile	Westridge Business Center	NAP	NAP	5665 and 5693 South Westridge Drive	New Berlin	Wisconsin	53151	Industrial	Flex	1999	NAP
55	Loan		MC-Five Mile	Shops at Memorial Heights	NAP	NAP	920 Studemont Street	Houston	Texas	77007	Retail	Shadow Anchored	2000	NAP
56	Loan	13	RMF	Key Lock Mini Storage	NAP	NAP	1022 Dix Avenue and 25 Triangle Park Road	Various	New York	Various	Self Storage	Self Storage	1985, 2001	NAP
57	Loan	35	MC-Five Mile	Cinema Place	NAP	NAP	1057-1069 B Street	Hayward	California	94541	Retail	Anchored	2008	NAP
58	Loan		JLC	Park 2000 Mini Storage	Group 6	NAP	2550 & 2595 Chandler Avenue	Las Vegas	Nevada	89120	Self Storage	Self Storage	1983, 1985, 1989	NAP
59	Loan		MC-Five Mile	800 Wilcrest Drive	NAP	NAP	800 Wilcrest Drive	Houston	Texas	77042	Office	CBD	1982	NAP
60	Loan	13	MC-Five Mile	Meadowbrook & Volunteer Crossing	NAP	NAP
60.01	Property	13		Meadowbrook Shopping Center			910 Lincoln Highway West	New Haven	Indiana	46774	Retail	Unanchored	1967, 2011	NAP
60.02	Property	13		Volunteer Crossing Shopping Center			1103 Volunteer Parkway	Bristol	Tennessee	37620	Retail	Anchored	1972	2003-2010
61	Loan		MC-Five Mile	Holiday Inn Express, Muncie	Group 7	NAP	4201 West Bethel Avenue	Muncie	Indiana	47304	Hospitality	Limited Service	1997	2007
62	Loan		MC-Five Mile	1122 Milledge Street	NAP	NAP	1122 Milledge Street	East Point	Georgia	30344	Industrial	Warehouse/Distribution	1954	2005-2006
63	Loan		MC-Five Mile	Broadway Festival Shopping Center	Group 9	NAP	5300-5324 North Broadway Street	Chicago	Illinois	60640	Retail	Unanchored	1918, 1921, 1964	NAP
64	Loan		JLC	257 West 17th Street	NAP	NAP	257 West 17th Street	New York	New York	10011	Retail	Single Tenant Retail	1907	2013
65	Loan		MC-Five Mile	La Plaza Apartments	NAP	NAP	1350 Witte Road	Houston	Texas	77055	Multifamily	Garden	1965	NAP
66	Loan		MC-Five Mile	Gibson & Heritage MHCs	NAP	NAP	925 Adams Road and 8810 Pocahontas Trail	Williamsburg	Virginia	23185	Manufactured Housing	Manufactured Housing	1960	NAP
67	Loan		MC-Five Mile	Timbers of Keegans Bayou	Group 8	NAP	11650 West Bellfort Street	Houston	Texas	77099	Multifamily	Garden	1982	NAP
68	Loan		CGMRC	Gappie Plaza	NAP	NAP	321-337 East 35th Street and 3500 South Drive Martin Luther King Junior Drive	Chicago	Illinois	60653	Retail	Unanchored	1929	NAP
69	Loan		MC-Five Mile	Forest View Apartments	NAP	NAP	301 Tri City Beach Road	Baytown	Texas	77520	Multifamily	Garden	1964-1967	2009
70	Loan		MC-Five Mile	Joyner Crossing	NAP	NAP	10553 East NC Highway 97	Rocky Mount	North Carolina	27803	Retail	Anchored	2003	NAP
71	Loan		RMF	Summerwood Self Storage	NAP	NAP	14411 West Lake Houston Parkway	Houston	Texas	77044	Self Storage	Self Storage	2009	NAP
72	Loan		JLC	Moores Mill Village Apartments	Group 4	NAP	2453 Coronet Way Northwest	Atlanta	Georgia	30318	Multifamily	Garden	1965	2012-2013
73	Loan		MC-Five Mile	Archer Plaza	Group 9	NAP	5893-5915 South Archer Avenue	Chicago	Illinois	60638	Retail	Unanchored	1987	NAP
74	Loan		CGMRC	Amsdell Madison Square Self Storage FL	Group 10	NAP	4413 Madison Boulevard	New Port Richey	Florida	34652	Self Storage	Self Storage	2007	NAP
75	Loan		RMF	Timber Run Apartments	NAP	NAP	13000 Woodforest Boulevard	Houston	Texas	77015	Multifamily	Garden	1980	2011
76	Loan		CGMRC	Amsdell Great American Storage IL	Group 10	NAP	2556 Bernice Road	Lansing	Illinois	60438	Self Storage	Self Storage	2008	NAP
77	Loan		RMF	Gandy Shoppes	NAP	NAP	3801 West Gandy Boulevard	Tampa	Florida	33611	Retail	Unanchored	1997	NAP

GSMS 2013-GCJ16 Annex A

											Allocated Cut-off						Monthly	Annual
Control	Loan /		Mortgage		Units, Pads,	Unit	Loan Per	Ownership	Original	Cut-off Date	Date Balance	% of Initial	Balloon	Mortgage	Administrative	Net Mortgage	Debt	Debt
Number	Property Flag	Footnotes	Loan Seller	Property Name	Rooms, Sq Ft	Description	Unit ($)	Interest	Balance ($)	Balance ($)	(multi-property)	Pool Balance	Balance ($)	Loan Rate (%)	Fee Rate (%) (1)	Loan Rate (%)	Service ($) (2)	Service ($)
1	Loan	8	GSMC	Windsor Court New Orleans	316	Rooms	230,787.30	Fee Simple	73,000,000	72,928,787	72,928,787	6.7%	60,703,171	5.357000%	0.013050%	5.343950%	407,960.21	4,895,522.52
2	Loan	9, 10	CGMRC	Miracle Mile Shops	448,835	SF	1,292.23	Fee Simple	70,000,000	70,000,000	70,000,000	6.4%	64,796,322	5.250000%	0.058050%	5.191950%	386,542.59	4,638,511.08
3	Loan	11, 12	JLC	Matrix MHC Portfolio	5,347	Pads	25,247.80		69,500,000	69,500,000	69,500,000	6.4%	66,299,296	6.274500%	0.023050%	6.251450%	426,914.65	5,122,975.80
3.01	Property			Westbridge Manor	1,426	Pads		Fee Simple			12,927,000
3.02	Property			Westbrook	388	Pads		Fee Simple			11,004,167
3.03	Property			Avon on the Lake	617	Pads		Fee Simple			8,710,667
3.04	Property			Oakland Glens	725	Pads		Fee Simple			7,645,000
3.05	Property			Green Park South	415	Pads		Fee Simple			7,181,667
3.06	Property			Fairchild Lake	345	Pads		Fee Simple			5,652,667
3.07	Property			Cranberry Lake	328	Pads		Fee Simple			5,606,333
3.08	Property			Grand Blanc Crossing	478	Pads		Fee Simple			3,892,000
3.09	Property			Holly Hills	242	Pads		Fee Simple			2,386,167
3.10	Property			Royal Estates	183	Pads		Fee Simple			2,270,333
3.11	Property			Old Orchard	200	Pads		Fee Simple			2,224,000
4	Loan	13, 14	RMF	The Gates at Manhasset	106,442	SF	563.69	Fee Simple	60,000,000	60,000,000	60,000,000	5.5%	48,343,768	4.405000%	0.023050%	4.381950%	300,633.78	3,607,605.36
5	Loan	13, 15, 16, 17	RMF	Walpole Shopping Mall	397,971	SF	162.07	Fee Simple	47,000,000	47,000,000	47,000,000	4.3%	42,316,349	5.300000%	0.023050%	5.276950%	260,993.19	3,131,918.28
6	Loan	13, 18	MC-Five Mile	Regency Portfolio	1,362,551	SF	32.15		43,800,000	43,800,000	43,800,000	4.0%	36,260,955	5.220000%	0.013050%	5.206950%	241,052.00	2,892,624.00
6.01	Property			Prestonsburg Village	175,646	SF		Fee Simple			6,304,830
6.02	Property			Jackson Park	123,778	SF		Fee Simple			5,933,950
6.03	Property			River Creek Village	131,553	SF		Fee Simple			5,785,610
6.04	Property			Oak Station	170,745	SF		Fee Simple			5,488,910
6.05	Property			Village Center	142,760	SF		Fee Simple			4,969,690
6.06	Property			Twin County Plaza	160,975	SF		Fee Simple			3,560,370
6.07	Property			Jackson Square	73,612	SF		Fee Simple			2,225,230
6.08	Property			Flint River Plaza	76,247	SF		Fee Simple			1,909,990
6.09	Property			Country Roads	78,245	SF		Fee Simple			1,557,660
6.10	Property			Village Square	52,980	SF		Fee Simple			1,483,490
6.11	Property			T&C Center	68,451	SF		Fee Simple			1,298,050
6.12	Property	13		Green Acres	35,416	SF		Fee Simple			1,260,970
6.13	Property	13		Vancleave Center	37,364	SF		Fee Simple			1,131,160
6.14	Property	13		Quitman Center	34,779	SF		Fee Simple			890,090
7	Loan		JLC	Shadow Mountain Marketplace	201,044	SF	189.01	Fee Simple	38,000,000	38,000,000	38,000,000	3.5%	33,484,184	5.750000%	0.103050%	5.646950%	221,757.69	2,661,092.28
8	Loan	19	GSMC	1245 16th Street	57,457	SF	643.96	Fee Simple	37,000,000	37,000,000	37,000,000	3.4%	37,000,000	4.927500%	0.013050%	4.914450%	154,041.41	1,848,496.92
9	Loan	13, 20, 21	JLC	Walnut Creek Marriott	338	Rooms	92,544.38	Fee Simple	31,280,000	31,280,000	31,280,000	2.9%	29,181,882	5.044550%	0.103050%	4.941500%	171,914.52	2,062,974.24
10	Loan	22	MC-Five Mile	University Tower	184,969	SF	145.81	Fee Simple	27,000,000	26,970,629	26,970,629	2.5%	24,862,508	4.900000%	0.013050%	4.886950%	143,296.21	1,719,554.52
11	Loan	23	RMF	Olympia Development Walgreens Portfolio	79,245	SF	286.83		22,730,000	22,730,000	22,730,000	2.1%	22,730,000	5.020000%	0.023050%	4.996950%	96,407.82	1,156,893.84
11.01	Property			Walgreens - Sarasota, FL	17,145	SF		Fee Simple			5,700,000
11.02	Property			Walgreens - Bradenton, FL	15,930	SF		Fee Simple			4,770,000
11.03	Property			Walgreens - Lawrenceville, GA	15,120	SF		Fee Simple			4,230,000
11.04	Property			Walgreens - Merritt Island, FL	15,120	SF		Fee Simple			4,220,000
11.05	Property			Walgreens - Seminole, FL	15,930	SF		Fee Simple			3,810,000
12	Loan		JLC	8670 Wilshire	51,256	SF	438.97	Fee Simple	22,500,000	22,500,000	22,500,000	2.1%	21,071,587	6.089000%	0.103050%	5.985950%	136,189.00	1,634,268.00
13	Loan	24, 25	JLC	Mariner’s Landing and 2401 Bert	257,829	SF	86.34		22,300,000	22,260,866	22,260,866	2.0%	19,010,692	5.850000%	0.103050%	5.746950%	130,095.36	1,561,144.32
13.01	Property			Mariner’s Landing	82,504	SF		Fee Simple			12,527,976
13.02	Property			2401 Bert Drive	175,325	SF		Fee Simple			9,732,890
14	Loan	13	MC-Five Mile	Yamal Yidios Multifamily Portfolio	984	Units	19,787.10		19,500,000	19,470,503	19,470,503	1.8%	17,378,174	5.100000%	0.013050%	5.086950%	115,134.06	1,381,608.72
14.01	Property	13		Kirkwood Landing Apartments	264	Units		Fee Simple			6,235,554
14.02	Property			Valencia at Spring Branch	228	Units		Fee Simple			5,568,564
14.03	Property			The Forest Apartments	192	Units		Fee Simple			4,160,697
14.04	Property			Pine Creek Apartments	300	Units		Fee Simple			3,505,689
15	Loan		CGMRC	McAllister Plaza	190,223	SF	94.63	Fee Simple	18,000,000	18,000,000	18,000,000	1.7%	15,318,154	5.280000%	0.123050%	5.156950%	99,731.39	1,196,776.68
16	Loan		RMF	Parkway and Parkgreen on Bellaire	655	Units	25,572.52	Fee Simple	16,750,000	16,750,000	16,750,000	1.5%	14,937,019	5.350000%	0.023050%	5.326950%	93,534.29	1,122,411.48
17	Loan		JLC	The Portland Paramount Hotel	154	Rooms	103,666.11	Fee Simple	16,000,000	15,964,581	15,964,581	1.5%	13,203,447	5.119000%	0.103050%	5.015950%	87,058.86	1,044,706.32
18	Loan		JLC	Monterra Apartments	344	Units	45,348.84	Fee Simple	15,600,000	15,600,000	15,600,000	1.4%	14,894,613	4.883000%	0.103050%	4.779950%	82,632.25	991,587.00
19	Loan		JLC	Sail Pointe Apartments	230	Units	64,130.43	Fee Simple	14,750,000	14,750,000	14,750,000	1.4%	13,004,915	5.775000%	0.103050%	5.671950%	86,311.39	1,035,736.68
20	Loan		RMF	Villages on the River	324	Units	44,290.12	Fee Simple	14,350,000	14,350,000	14,350,000	1.3%	13,421,887	4.642000%	0.023050%	4.618950%	73,925.09	887,101.08
21	Loan		RMF	The Brittany	210	Units	67,142.86	Fee Simple	14,100,000	14,100,000	14,100,000	1.3%	13,055,651	5.270000%	0.023050%	5.246950%	78,035.48	936,425.76
22	Loan		JLC	Hilton Greenville	256	Rooms	52,343.75	Fee Simple	13,400,000	13,400,000	13,400,000	1.2%	11,997,807	5.385000%	0.103050%	5.281950%	81,369.99	976,439.88
23	Loan	13	GSMC	Wal-Mart Shadow Anchored Midwest Portfolio	120,561	SF	107.31		12,938,000	12,938,000	12,938,000	1.2%	10,593,136	4.879000%	0.058050%	4.820950%	68,500.38	822,004.56
23.01	Property			Evans Mills Shopping Center	35,900	SF		Fee Simple			4,164,300
23.02	Property	13		Oak Grove Shopping Center	32,660	SF		Fee Simple			3,594,900
23.03	Property			Salem Shopping Center	27,501	SF		Fee Simple			2,633,900
23.04	Property			Marion Shopping Center	24,500	SF		Fee Simple			2,544,900
24	Loan		RMF	Candlewood	288	Units	44,496.53	Fee Simple	12,815,000	12,815,000	12,815,000	1.2%	11,853,640	5.200000%	0.023050%	5.176950%	70,368.56	844,422.72
25	Loan	26, 27	RMF	Related Home Depot	135,000	SF	200.00	Leasehold	12,600,000	12,600,000	12,600,000	1.2%	12,600,000	4.905000%	0.023050%	4.881950%	52,217.81	626,613.72
26	Loan		JLC	Oaks at Holcomb Bridge	304	Units	39,967.11	Fee Simple	12,150,000	12,150,000	12,150,000	1.1%	10,769,305	6.003000%	0.103050%	5.899950%	72,868.82	874,425.84
27	Loan		JLC	Sanctuary at Winterlakes Apartments	284	Units	42,253.52	Fee Simple	12,000,000	12,000,000	12,000,000	1.1%	10,660,419	6.107000%	0.103050%	6.003950%	72,773.64	873,283.68
28	Loan		JLC	The Camp	44,556	SF	269.32	Fee Simple	12,000,000	12,000,000	12,000,000	1.1%	11,103,276	5.329000%	0.103050%	5.225950%	66,852.83	802,233.96
29	Loan		JLC	Park 41 Evansville	1,287,274	SF	9.31	Fee Simple	12,000,000	11,990,570	11,990,570	1.1%	10,235,300	6.200000%	0.103050%	6.096950%	73,496.28	881,955.36
30	Loan		GSMC	Bella Apartments	318	Units	36,949.69	Fee Simple	11,750,000	11,750,000	11,750,000	1.1%	10,785,845	4.699000%	0.013050%	4.685950%	60,932.88	731,194.56
31	Loan		JLC	5607-5625 Baum Boulevard	71,072	SF	164.62	Fee Simple	11,700,000	11,700,000	11,700,000	1.1%	10,416,570	6.205000%	0.103050%	6.101950%	71,696.84	860,362.08

GSMS 2013-GCJ16 Annex A

											Allocated Cut-off						Monthly	Annual
Control	Loan /		Mortgage		Units, Pads,	Unit	Loan Per	Ownership	Original	Cut-off Date	Date Balance	% of Initial	Balloon	Mortgage	Administrative	Net Mortgage	Debt	Debt
Number	Property Flag	Footnotes	Loan Seller	Property Name	Rooms, Sq Ft	Description	Unit ($)	Interest	Balance ($)	Balance ($)	(multi-property)	Pool Balance	Balance ($)	Loan Rate (%)	Fee Rate (%) (1)	Loan Rate (%)	Service ($) (2)	Service ($)
32	Loan	28, 29	JLC	Ball State Portfolio	332	Units	34,698.80	Fee Simple	11,520,000	11,520,000	11,520,000	1.1%	10,294,070	5.450000%	0.103050%	5.346950%	65,048.36	780,580.32
33	Loan	13	MC-Five Mile	Sheraton Four Points Hotel O’Hare	295	Rooms	38,983.05	Fee Simple	11,500,000	11,500,000	11,500,000	1.1%	8,858,232	5.850000%	0.013050%	5.836950%	73,043.80	876,525.60
34	Loan		JLC	Village Manor	116	Units	92,153.12	Fee Simple	10,700,000	10,689,762	10,689,762	1.0%	8,919,648	5.436000%	0.103050%	5.332950%	60,324.47	723,893.64
35	Loan		JLC	Northlake Square SC	82,578	SF	127.05	Fee Simple	10,500,000	10,491,689	10,491,689	1.0%	8,948,913	6.173000%	0.103050%	6.069950%	64,125.39	769,504.68
36	Loan	30	GSMC	Wal-Mart Shadow Anchored Southeast Portfolio	106,193	SF	90.40		9,600,000	9,600,000	9,600,000	0.9%	7,860,111	4.879000%	0.058050%	4.820950%	50,827.30	609,927.60
36.01	Property			Salisbury Shopping Center	29,722	SF		Fee Simple			3,450,000
36.02	Property			Brewton Shopping Center	30,020	SF		Fee Simple			2,587,500
36.03	Property			Selma Shopping Center	24,851	SF		Fee Simple			1,987,500
36.04	Property			Dillon Shopping Center	21,600	SF		Fee Simple			1,575,000
37	Loan		GSMC	Sweetwater Apartments	176	Units	52,272.73	Fee Simple	9,200,000	9,200,000	9,200,000	0.8%	8,639,718	4.970000%	0.013050%	4.956950%	49,219.05	590,628.60
38	Loan		MC-Five Mile	Saddleback MHC Portfolio	585	Pads	14,871.79		8,700,000	8,700,000	8,700,000	0.8%	7,370,173	5.970000%	0.013050%	5.956950%	51,993.21	623,918.52
38.01	Property			Countryside Estates MHP (Hays, KS)	209	Pads		Fee Simple			2,650,000
38.02	Property			Prairie Village MHP (Salina, KS)	124	Pads		Fee Simple			2,350,000
38.03	Property			Cedar Creek MHP (Salina, KS)	150	Pads		Fee Simple			2,325,000
38.04	Property			West Cloud MHP (Salina, KS)	102	Pads		Fee Simple			1,375,000
39	Loan	13	GSMC	Wal-Mart Shadow Anchored Central Portfolio	107,302	SF	77.20		8,284,000	8,284,000	8,284,000	0.8%	6,782,621	4.879000%	0.058050%	4.820950%	43,859.72	526,316.64
39.01	Property			Pryor Shopping Center	26,371	SF		Fee Simple			2,436,500
39.02	Property	31		Malvern Shopping Center	38,050	SF		Fee Simple			2,362,600
39.03	Property			Cortez Shopping Center	20,400	SF		Fee Simple			1,749,800
39.04	Property	13		Enid Shopping Center	22,481	SF		Fee Simple			1,735,100
40	Loan		GSMC	Self Storage Plus Manassas	73,400	SF	108.88	Fee Simple	8,000,000	7,991,850	7,991,850	0.7%	6,614,682	5.178000%	0.013050%	5.164950%	43,820.21	525,842.52
41	Loan		RMF	Randolph Park	152	Units	52,565.79	Fee Simple	7,990,000	7,990,000	7,990,000	0.7%	7,396,037	5.250000%	0.023050%	5.226950%	44,121.08	529,452.96
42	Loan	13	RMF	Fairfield Inn & Suites	105	Rooms	76,084.05	Fee Simple	8,000,000	7,988,825	7,988,825	0.7%	6,095,262	5.530000%	0.023050%	5.506950%	49,270.43	591,245.16
43	Loan		MC-Five Mile	Fairfield Inn, Ann Arbor	109	Rooms	67,297.64	Fee Simple	7,350,000	7,335,443	7,335,443	0.7%	6,165,315	5.640000%	0.013050%	5.626950%	42,380.38	508,564.56
44	Loan		GSMC	Summervale Apartments	310	Units	23,548.39	Fee Simple	7,300,000	7,300,000	7,300,000	0.7%	6,300,148	4.897000%	0.058050%	4.838950%	38,729.74	464,756.88
45	Loan		GSMC	McDonough Marketplace	63,154	SF	115.19	Fee Simple	7,275,000	7,275,000	7,275,000	0.7%	6,286,411	4.948000%	0.013050%	4.934950%	38,822.90	465,874.80
46	Loan		JLC	Plaza Vegas Business Park	225,856	SF	31.84	Fee Simple	7,200,000	7,190,247	7,190,247	0.7%	5,516,711	5.692000%	0.103050%	5.588950%	45,043.65	540,523.80
47	Loan	32	MC-Five Mile	Capitol View	60,431	SF	113.96	Fee Simple	6,900,000	6,886,931	6,886,931	0.6%	5,823,631	5.844000%	0.053050%	5.790950%	40,679.50	488,154.00
48	Loan		MC-Five Mile	Prestonwood Apartments	155	Units	43,548.39	Fee Simple	6,750,000	6,750,000	6,750,000	0.6%	5,656,699	5.610000%	0.013050%	5.596950%	38,792.91	465,514.92
49	Loan		JLC	University Garden Apartments	357	Units	18,262.48	Fee Simple	6,525,000	6,519,704	6,519,704	0.6%	5,545,949	6.079000%	0.103050%	5.975950%	39,452.69	473,432.28
50	Loan	13, 33	GSMC	Mozzo Apartments	65	Units	98,364.50	Fee Simple	6,400,000	6,393,692	6,393,692	0.6%	5,314,876	5.315000%	0.053050%	5.261950%	35,599.14	427,189.68
51	Loan		CGMRC	Urbane Apartment Portfolio	88	Units	61,231.77		5,400,000	5,388,396	5,388,396	0.5%	4,476,316	5.260000%	0.103050%	5.156950%	29,852.46	358,229.52
51.01	Property			Urbane on Center	31	Units		Fee Simple			2,045,595
51.02	Property			Urbane on Crooks South	19	Units		Fee Simple			1,147,529
51.03	Property			Urbane on Breckenridge	22	Units		Fee Simple			1,097,636
51.04	Property			Urbane on Catalpa	16	Units		Fee Simple			1,097,636
52	Loan	34	JLC	215 Ohio Street	47,880	SF	110.48	Fee Simple	5,300,000	5,289,857	5,289,857	0.5%	4,466,927	5.797000%	0.103050%	5.693950%	31,087.79	373,053.48
53	Loan		GSMC	Norton Commons	81,297	SF	63.75	Fee Simple	5,182,500	5,182,500	5,182,500	0.5%	4,535,130	5.457000%	0.013050%	5.443950%	29,286.00	351,432.00
54	Loan		MC-Five Mile	Westridge Business Center	102,859	SF	50.11	Fee Simple	5,165,000	5,154,433	5,154,433	0.5%	4,312,542	5.490000%	0.053050%	5.436950%	29,293.90	351,526.80
55	Loan		MC-Five Mile	Shops at Memorial Heights	18,900	SF	271.30	Fee Simple	5,138,000	5,127,488	5,127,488	0.5%	4,289,997	5.490000%	0.053050%	5.436950%	29,140.77	349,689.24
56	Loan	13	RMF	Key Lock Mini Storage	86,550	SF	58.87	Fee Simple	5,100,000	5,094,986	5,094,986	0.5%	4,236,630	5.325000%	0.023050%	5.301950%	28,399.77	340,797.24
57	Loan	35	MC-Five Mile	Cinema Place	52,953	SF	94.33	Leasehold	5,000,000	4,995,256	4,995,256	0.5%	4,172,478	5.470000%	0.013050%	5.456950%	28,295.41	339,544.92
58	Loan		JLC	Park 2000 Mini Storage	171,669	SF	29.09	Fee Simple	5,000,000	4,993,262	4,993,262	0.5%	3,834,620	5.719000%	0.103050%	5.615950%	31,361.72	376,340.64
59	Loan		MC-Five Mile	800 Wilcrest Drive	65,564	SF	70.16	Fee Simple	4,600,000	4,600,000	4,600,000	0.4%	3,817,918	5.300000%	0.053050%	5.246950%	25,544.01	306,528.12
60	Loan	13	MC-Five Mile	Meadowbrook & Volunteer Crossing	130,175	SF	34.57		4,500,000	4,500,000	4,500,000	0.4%	3,746,690	5.400000%	0.013050%	5.386950%	25,268.89	303,226.68
60.01	Property	13		Meadowbrook Shopping Center	65,750	SF		Fee Simple			2,650,000
60.02	Property	13		Volunteer Crossing Shopping Center	64,425	SF		Fee Simple			1,850,000
61	Loan		MC-Five Mile	Holiday Inn Express, Muncie	76	Rooms	59,210.53	Fee Simple	4,500,000	4,500,000	4,500,000	0.4%	3,423,402	5.490000%	0.013050%	5.476950%	27,607.07	331,284.84
62	Loan		MC-Five Mile	1122 Milledge Street	267,000	SF	16.28	Fee Simple	4,350,000	4,345,913	4,345,913	0.4%	3,634,566	5.510000%	0.013050%	5.496950%	24,726.12	296,713.44
63	Loan		MC-Five Mile	Broadway Festival Shopping Center	27,383	SF	149.04	Fee Simple	4,085,000	4,081,200	4,081,200	0.4%	3,797,735	5.550000%	0.013050%	5.536950%	23,322.49	279,869.88
64	Loan		JLC	257 West 17th Street	13,168	SF	303.77	Fee Simple	4,000,000	4,000,000	4,000,000	0.4%	3,483,551	5.260000%	0.103050%	5.156950%	22,112.93	265,355.16
65	Loan		MC-Five Mile	La Plaza Apartments	138	Units	28,943.87	Fee Simple	4,000,000	3,994,253	3,994,253	0.4%	3,379,470	5.380000%	0.053050%	5.326950%	24,277.67	291,332.04
66	Loan		MC-Five Mile	Gibson & Heritage MHCs	122	Pads	31,147.54	Fee Simple	3,800,000	3,800,000	3,800,000	0.3%	3,130,795	5.070000%	0.013050%	5.056950%	20,562.10	246,745.20
67	Loan		MC-Five Mile	Timbers of Keegans Bayou	152	Units	24,671.05	Fee Simple	3,750,000	3,750,000	3,750,000	0.3%	3,140,685	5.590000%	0.013050%	5.576950%	21,504.32	258,051.84
68	Loan		CGMRC	Gappie Plaza	20,880	SF	174.63	Fee Simple	3,650,000	3,646,346	3,646,346	0.3%	3,024,897	5.250000%	0.103050%	5.146950%	20,155.44	241,865.28
69	Loan		MC-Five Mile	Forest View Apartments	158	Units	22,151.90	Fee Simple	3,500,000	3,500,000	3,500,000	0.3%	3,182,145	5.300000%	0.013050%	5.286950%	19,435.66	233,227.92
70	Loan		MC-Five Mile	Joyner Crossing	52,207	SF	67.04	Fee Simple	3,500,000	3,500,000	3,500,000	0.3%	2,875,276	5.560000%	0.013050%	5.546950%	21,618.65	259,423.80
71	Loan		RMF	Summerwood Self Storage	60,373	SF	56.32	Fee Simple	3,400,000	3,400,000	3,400,000	0.3%	2,826,393	5.350000%	0.023050%	5.326950%	18,986.07	227,832.84
72	Loan		JLC	Moores Mill Village Apartments	171	Units	19,883.04	Fee Simple	3,400,000	3,400,000	3,400,000	0.3%	2,895,818	6.154000%	0.103050%	6.050950%	20,722.56	248,670.72
73	Loan		MC-Five Mile	Archer Plaza	30,487	SF	108.14	Fee Simple	3,300,000	3,296,969	3,296,969	0.3%	3,070,097	5.600000%	0.013050%	5.586950%	18,944.61	227,335.32
74	Loan		CGMRC	Amsdell Madison Square Self Storage FL	77,385	SF	40.62	Fee Simple	3,150,000	3,143,430	3,143,430	0.3%	2,622,740	5.400000%	0.153050%	5.246950%	17,688.22	212,258.64
75	Loan		RMF	Timber Run Apartments	120	Units	25,833.33	Fee Simple	3,100,000	3,100,000	3,100,000	0.3%	2,643,821	5.770000%	0.023050%	5.746950%	18,130.16	217,561.92
76	Loan		CGMRC	Amsdell Great American Storage IL	52,925	SF	46.29	Fee Simple	2,450,000	2,450,000	2,450,000	0.2%	2,088,353	5.340000%	0.153050%	5.186950%	13,665.89	163,990.68
77	Loan		RMF	Gandy Shoppes	12,655	SF	191.13	Fee Simple	2,418,750	2,418,750	2,418,750	0.2%	2,004,338	5.250000%	0.023050%	5.226950%	13,356.43	160,277.16

GSMS 2013-GCJ16 Annex A

					Companion Loan	Companion Loan		Interest		Original	Remaining	Original Term To	Remaining	Original	Remaining
Control	Loan /		Mortgage		Monthly Debt	Annual Debt		Accrual		Interest-Only	Interest-Only	Maturity / ARD	Term To	Amortization Term	Amortization Term	Origination	Due
Number	Property Flag	Footnotes	Loan Seller	Property Name	Service ($)	Service ($)	Amortization Type	Method	Seasoning	Period (Mos.)	Period (Mos.)	(Mos.)	Maturity / ARD (Mos.)	(Mos.)	(Mos.)	Date	Date
1	Loan	8	GSMC	Windsor Court New Orleans			Amortizing	Actual/360	1	0	0	120	119	360	359	9/19/2013	6
2	Loan	9, 10	CGMRC	Miracle Mile Shops	2,816,238.89	33,794,866.68	Interest Only, Then Amortizing	Actual/360	2	60	58	120	118	360	360	9/3/2013	6
3	Loan	11, 12	JLC	Matrix MHC Portfolio	402,344.01	4,828,128.14	Interest Only, Then Amortizing	Actual/360	3	12	9	60	57	360	360	7/22/2013	6
3.01	Property			Westbridge Manor
3.02	Property			Westbrook
3.03	Property			Avon on the Lake
3.04	Property			Oakland Glens
3.05	Property			Green Park South
3.06	Property			Fairchild Lake
3.07	Property			Cranberry Lake
3.08	Property			Grand Blanc Crossing
3.09	Property			Holly Hills
3.10	Property			Royal Estates
3.11	Property			Old Orchard
4	Loan	13, 14	RMF	The Gates at Manhasset			Amortizing	Actual/360	0	0	0	120	120	360	360	10/11/2013	6
5	Loan	13, 15, 16, 17	RMF	Walpole Shopping Mall	97,178.31	1,166,139.72	Interest Only, Then Amortizing	Actual/360	2	42	40	120	118	360	360	8/23/2013	6
6	Loan	13, 18	MC-Five Mile	Regency Portfolio			Amortizing	Actual/360	0	0	0	120	120	360	360	10/11/2013	6
6.01	Property			Prestonsburg Village
6.02	Property			Jackson Park
6.03	Property			River Creek Village
6.04	Property			Oak Station
6.05	Property			Village Center
6.06	Property			Twin County Plaza
6.07	Property			Jackson Square
6.08	Property			Flint River Plaza
6.09	Property			Country Roads
6.10	Property			Village Square
6.11	Property			T&C Center
6.12	Property	13		Green Acres
6.13	Property	13		Vancleave Center
6.14	Property	13		Quitman Center
7	Loan		JLC	Shadow Mountain Marketplace			Interest Only, Then Amortizing	Actual/360	0	24	24	120	120	360	360	10/11/2013	6
8	Loan	19	GSMC	1245 16th Street			Interest Only	Actual/360	1	120	119	120	119	0	0	9/25/2013	6
9	Loan	13, 20, 21	JLC	Walnut Creek Marriott			Interest Only, Then Amortizing	Actual/360	1	11	10	59	58	300	300	10/11/2013	6
10	Loan	22	MC-Five Mile	University Tower			Amortizing	Actual/360	1	0	0	60	59	360	359	9/20/2013	1
11	Loan	23	RMF	Olympia Development Walgreens Portfolio			Interest Only - ARD	Actual/360	0	60	60	60	60	0	0	10/18/2013	6
11.01	Property			Walgreens - Sarasota, FL
11.02	Property			Walgreens - Bradenton, FL
11.03	Property			Walgreens - Lawrenceville, GA
11.04	Property			Walgreens - Merritt Island, FL
11.05	Property			Walgreens - Seminole, FL
12	Loan		JLC	8670 Wilshire			Interest Only, Then Amortizing	Actual/360	0	60	60	120	120	360	360	10/7/2013	6
13	Loan	24, 25	JLC	Mariner’s Landing and 2401 Bert			Amortizing	Actual/360	2	0	0	120	118	360	358	8/29/2013	6
13.01	Property			Mariner’s Landing
13.02	Property			2401 Bert Drive
14	Loan	13	MC-Five Mile	Yamal Yidios Multifamily Portfolio			Amortizing	Actual/360	1	0	0	60	59	300	299	9/27/2013	6
14.01	Property	13		Kirkwood Landing Apartments
14.02	Property			Valencia at Spring Branch
14.03	Property			The Forest Apartments
14.04	Property			Pine Creek Apartments
15	Loan		CGMRC	McAllister Plaza			Interest Only, Then Amortizing	Actual/360	1	12	11	120	119	360	360	9/12/2013	6
16	Loan		RMF	Parkway and Parkgreen on Bellaire			Interest Only, Then Amortizing	Actual/360	1	36	35	120	119	360	360	9/18/2013	6
17	Loan		JLC	The Portland Paramount Hotel			Amortizing	Actual/360	2	0	0	120	118	360	358	8/22/2013	6
18	Loan		JLC	Monterra Apartments			Interest Only, Then Amortizing	Actual/360	2	24	22	60	58	360	360	8/21/2013	6
19	Loan		JLC	Sail Pointe Apartments			Interest Only, Then Amortizing	Actual/360	2	24	22	120	118	360	360	8/19/2013	6
20	Loan		RMF	Villages on the River			Interest Only, Then Amortizing	Actual/360	0	12	12	60	60	360	360	10/16/2013	6
21	Loan		RMF	The Brittany			Interest Only, Then Amortizing	Actual/360	2	60	58	120	118	360	360	9/11/2013	6
22	Loan		JLC	Hilton Greenville			Amortizing	Actual/360	0	0	0	60	60	300	300	10/30/2013	6
23	Loan	13	GSMC	Wal-Mart Shadow Anchored Midwest Portfolio			Amortizing	Actual/360	0	0	0	120	120	360	360	10/15/2013	6
23.01	Property			Evans Mills Shopping Center
23.02	Property	13		Oak Grove Shopping Center
23.03	Property			Salem Shopping Center
23.04	Property			Marion Shopping Center
24	Loan		RMF	Candlewood			Interest Only, Then Amortizing	Actual/360	2	60	58	120	118	360	360	9/11/2013	6
25	Loan	26, 27	RMF	Related Home Depot	59,677.50	716,130.00	Interest Only	Actual/360	1	120	119	120	119	0	0	10/3/2013	6
26	Loan		JLC	Oaks at Holcomb Bridge			Interest Only, Then Amortizing	Actual/360	1	24	23	120	119	360	360	9/26/2013	6
27	Loan		JLC	Sanctuary at Winterlakes Apartments			Interest Only, Then Amortizing	Actual/360	0	24	24	120	120	360	360	10/10/2013	6
28	Loan		JLC	The Camp			Interest Only, Then Amortizing	Actual/360	2	60	58	121	119	360	360	9/3/2013	6
29	Loan		JLC	Park 41 Evansville			Amortizing	Actual/360	1	0	0	120	119	360	359	10/2/2013	6
30	Loan		GSMC	Bella Apartments			Amortizing	Actual/360	0	0	0	60	60	360	360	10/18/2013	6
31	Loan		JLC	5607-5625 Baum Boulevard			Interest Only, Then Amortizing	Actual/360	0	24	24	120	120	360	360	10/11/2013	6

GSMS 2013-GCJ16 Annex A

					Companion Loan	Companion Loan		Interest		Original	Remaining	Original Term To	Remaining	Original	Remaining
Control	Loan /		Mortgage		Monthly Debt	Annual Debt		Accrual		Interest-Only	Interest-Only	Maturity / ARD	Term To	Amortization Term	Amortization Term	Origination	Due
Number	Property Flag	Footnotes	Loan Seller	Property Name	Service ($)	Service ($)	Amortization Type	Method	Seasoning	Period (Mos.)	Period (Mos.)	(Mos.)	Maturity / ARD (Mos.)	(Mos.)	(Mos.)	Date	Date
32	Loan	28, 29	JLC	Ball State Portfolio			Interest Only, Then Amortizing	Actual/360	2	36	34	120	118	360	360	8/29/2013	6
33	Loan	13	MC-Five Mile	Sheraton Four Points Hotel O’Hare			Amortizing	Actual/360	0	0	0	120	120	300	300	10/18/2013	6
34	Loan		JLC	Village Manor			Amortizing	Actual/360	1	0	0	120	119	360	359	9/25/2013	6
35	Loan		JLC	Northlake Square SC			Amortizing	Actual/360	1	0	0	120	119	360	359	9/10/2013	6
36	Loan	30	GSMC	Wal-Mart Shadow Anchored Southeast Portfolio			Amortizing	Actual/360	0	0	0	120	120	360	360	10/15/2013	6
36.01	Property			Salisbury Shopping Center
36.02	Property			Brewton Shopping Center
36.03	Property			Selma Shopping Center
36.04	Property			Dillon Shopping Center
37	Loan		GSMC	Sweetwater Apartments			Interest Only, Then Amortizing	Actual/360	1	12	11	60	59	360	360	9/27/2013	6
38	Loan		MC-Five Mile	Saddleback MHC Portfolio			Amortizing	Actual/360	0	0	0	120	120	360	360	10/9/2013	6
38.01	Property			Countryside Estates MHP (Hays, KS)
38.02	Property			Prairie Village MHP (Salina, KS)
38.03	Property			Cedar Creek MHP (Salina, KS)
38.04	Property			West Cloud MHP (Salina, KS)
39	Loan	13	GSMC	Wal-Mart Shadow Anchored Central Portfolio			Amortizing	Actual/360	0	0	0	120	120	360	360	10/15/2013	6
39.01	Property			Pryor Shopping Center
39.02	Property	31		Malvern Shopping Center
39.03	Property			Cortez Shopping Center
39.04	Property	13		Enid Shopping Center
40	Loan		GSMC	Self Storage Plus Manassas			Amortizing	Actual/360	1	0	0	120	119	360	359	9/18/2013	6
41	Loan		RMF	Randolph Park			Interest Only, Then Amortizing	Actual/360	2	60	58	120	118	360	360	9/11/2013	6
42	Loan	13	RMF	Fairfield Inn & Suites			Amortizing	Actual/360	1	0	0	120	119	300	299	9/17/2013	6
43	Loan		MC-Five Mile	Fairfield Inn, Ann Arbor			Amortizing	Actual/360	2	0	0	120	118	360	358	8/15/2013	6
44	Loan		GSMC	Summervale Apartments			Interest Only, Then Amortizing	Actual/360	1	24	23	120	119	360	360	9/27/2013	6
45	Loan		GSMC	McDonough Marketplace			Interest Only, Then Amortizing	Actual/360	0	24	24	120	120	360	360	10/17/2013	6
46	Loan		JLC	Plaza Vegas Business Park			Amortizing	Actual/360	1	0	0	120	119	300	299	10/1/2013	6
47	Loan	32	MC-Five Mile	Capitol View			Amortizing	Actual/360	2	0	0	120	118	360	358	8/29/2013	6
48	Loan		MC-Five Mile	Prestonwood Apartments			Amortizing	Actual/360	0	0	0	120	120	360	360	10/10/2013	6
49	Loan		JLC	University Garden Apartments			Amortizing	Actual/360	1	0	0	120	119	360	359	9/16/2013	6
50	Loan	13, 33	GSMC	Mozzo Apartments			Amortizing	Actual/360	1	0	0	120	119	360	359	9/24/2013	6
51	Loan		CGMRC	Urbane Apartment Portfolio			Amortizing	Actual/360	2	0	0	120	118	360	358	8/29/2013	6
51.01	Property			Urbane on Center
51.02	Property			Urbane on Crooks South
51.03	Property			Urbane on Breckenridge
51.04	Property			Urbane on Catalpa
52	Loan	34	JLC	215 Ohio Street			Amortizing	Actual/360	2	0	0	120	118	360	358	8/16/2013	6
53	Loan		GSMC	Norton Commons			Interest Only, Then Amortizing	Actual/360	2	24	22	120	118	360	360	9/4/2013	6
54	Loan		MC-Five Mile	Westridge Business Center			Amortizing	Actual/360	2	0	0	120	118	360	358	8/15/2013	6
55	Loan		MC-Five Mile	Shops at Memorial Heights			Amortizing	Actual/360	2	0	0	120	118	360	358	8/15/2013	6
56	Loan	13	RMF	Key Lock Mini Storage			Amortizing	Actual/360	1	0	0	120	119	360	359	10/11/2013	6
57	Loan	35	MC-Five Mile	Cinema Place			Amortizing	Actual/360	1	0	0	120	119	360	359	10/4/2013	6
58	Loan		JLC	Park 2000 Mini Storage			Amortizing	Actual/360	1	0	0	120	119	300	299	9/13/2013	6
59	Loan		MC-Five Mile	800 Wilcrest Drive			Amortizing	Actual/360	0	0	0	120	120	360	360	10/18/2013	6
60	Loan	13	MC-Five Mile	Meadowbrook & Volunteer Crossing			Amortizing	Actual/360	0	0	0	120	120	360	360	10/18/2013	6
60.01	Property	13		Meadowbrook Shopping Center
60.02	Property	13		Volunteer Crossing Shopping Center
61	Loan		MC-Five Mile	Holiday Inn Express, Muncie			Amortizing	Actual/360	0	0	0	120	120	300	300	10/17/2013	6
62	Loan		MC-Five Mile	1122 Milledge Street			Amortizing	Actual/360	1	0	0	120	119	360	359	9/11/2013	6
63	Loan		MC-Five Mile	Broadway Festival Shopping Center			Amortizing	Actual/360	1	0	0	60	59	360	359	9/24/2013	6
64	Loan		JLC	257 West 17th Street			Interest Only, Then Amortizing	Actual/360	0	24	24	120	120	360	360	10/15/2013	6
65	Loan		MC-Five Mile	La Plaza Apartments			Amortizing	Actual/360	1	0	0	84	83	300	299	9/20/2013	6
66	Loan		MC-Five Mile	Gibson & Heritage MHCs			Amortizing	Actual/360	0	0	0	120	120	360	360	10/15/2013	6
67	Loan		MC-Five Mile	Timbers of Keegans Bayou			Amortizing	Actual/360	0	0	0	120	120	360	360	10/11/2013	6
68	Loan		CGMRC	Gappie Plaza			Amortizing	Actual/360	1	0	0	120	119	360	359	9/26/2013	6
69	Loan		MC-Five Mile	Forest View Apartments			Interest Only, Then Amortizing	Actual/360	0	12	12	84	84	360	360	10/9/2013	6
70	Loan		MC-Five Mile	Joyner Crossing			Interest Only, Then Amortizing	Actual/360	1	24	23	120	119	300	300	9/10/2013	6
71	Loan		RMF	Summerwood Self Storage			Amortizing	Actual/360	0	0	0	120	120	360	360	10/16/2013	6
72	Loan		JLC	Moores Mill Village Apartments			Amortizing	Actual/360	0	0	0	120	120	360	360	10/16/2013	6
73	Loan		MC-Five Mile	Archer Plaza			Amortizing	Actual/360	1	0	0	60	59	360	359	9/23/2013	6
74	Loan		CGMRC	Amsdell Madison Square Self Storage FL			Amortizing	Actual/360	2	0	0	120	118	360	358	8/22/2013	6
75	Loan		RMF	Timber Run Apartments			Interest Only, Then Amortizing	Actual/360	2	6	4	120	118	360	360	9/5/2013	6
76	Loan		CGMRC	Amsdell Great American Storage IL			Interest Only, Then Amortizing	Actual/360	2	12	10	120	118	360	360	8/21/2013	6
77	Loan		RMF	Gandy Shoppes			Amortizing	Actual/360	0	0	0	120	120	360	360	10/16/2013	6

GSMS 2013-GCJ16 Annex A

											Grace	Grace		Third	Third
Control	Loan /		Mortgage		First	Last IO	First P&I		ARD	Final	Period-	Period-		Most Recent	Most Recent
Number	Property Flag	Footnotes	Loan Seller	Property Name	Due Date	Due Date	Due Date	Maturity Date / ARD	(Yes / No)	Maturity Date	Late Fee	Default	Prepayment Provision (3)	NOI ($)	NOI Date
1	Loan	8	GSMC	Windsor Court New Orleans	11/6/2013		11/6/2013	10/6/2023	No		5 days grace, once per calendar year	5 days grace, one time over the life of the loan, other than the payment due on the Maturity Date	Lockout/25_Defeasance/90_0%/5	4,150,812	12/31/2011
2	Loan	9, 10	CGMRC	Miracle Mile Shops	10/6/2013	9/6/2018	10/6/2018	9/6/2023	No		0	3 days grace, once per calendar year, other than the payment due on the Maturity Date	Lockout/26_Defeasance/90_0%/4	41,869,045	12/31/2011
3	Loan	11, 12	JLC	Matrix MHC Portfolio	9/6/2013	8/6/2014	9/6/2014	8/6/2018	No		0	0	Lockout/27_Defeasance/30_0%/3	14,089,375	12/31/2011
3.01	Property			Westbridge Manor										3,165,586	12/31/2011
3.02	Property			Westbrook										2,321,412	12/31/2011
3.03	Property			Avon on the Lake										1,832,368	12/31/2011
3.04	Property			Oakland Glens										1,466,574	12/31/2011
3.05	Property			Green Park South										1,063,901	12/31/2011
3.06	Property			Fairchild Lake										1,086,390	12/31/2011
3.07	Property			Cranberry Lake										1,121,142	12/31/2011
3.08	Property			Grand Blanc Crossing										684,572	12/31/2011
3.09	Property			Holly Hills										394,874	12/31/2011
3.10	Property			Royal Estates										500,270	12/31/2011
3.11	Property			Old Orchard										452,286	12/31/2011
4	Loan	13, 14	RMF	The Gates at Manhasset	12/6/2013		12/6/2013	11/6/2023	No		0	0	Lockout/24_Defeasance/92_0%/4	3,359,890	12/31/2011
5	Loan	13, 15, 16, 17	RMF	Walpole Shopping Mall	10/6/2013	3/6/2017	4/6/2017	9/6/2023	No		0	0	Lockout/26_Defeasance/90_0%/4	4,451,710	12/31/2011
6	Loan	13, 18	MC-Five Mile	Regency Portfolio	12/6/2013		12/6/2013	11/6/2023	No		0	0	Lockout/24_>YM or 1%/91_0%/5	4,682,863	12/31/2011
6.01	Property			Prestonsburg Village										703,727	12/31/2011
6.02	Property			Jackson Park										529,095	12/31/2011
6.03	Property			River Creek Village										498,539	12/31/2011
6.04	Property			Oak Station										484,360	12/31/2011
6.05	Property			Village Center										498,445	12/31/2011
6.06	Property			Twin County Plaza										422,115	12/31/2011
6.07	Property			Jackson Square										240,231	12/31/2011
6.08	Property			Flint River Plaza										248,466	12/31/2011
6.09	Property			Country Roads										244,836	12/31/2011
6.10	Property			Village Square										244,743	12/31/2011
6.11	Property			T&C Center										124,870	12/31/2011
6.12	Property	13		Green Acres										140,052	12/31/2011
6.13	Property	13		Vancleave Center										169,467	12/31/2011
6.14	Property	13		Quitman Center										133,917	12/31/2011
7	Loan		JLC	Shadow Mountain Marketplace	12/6/2013	11/6/2015	12/6/2015	11/6/2023	No		0	0	Lockout/24_Defeasance/92_0%/4	3,764,617	12/31/2011
8	Loan	19	GSMC	1245 16th Street	11/6/2013	10/6/2023		10/6/2023	No		5 days grace, once per calendar year	0	Lockout/25_Defeasance/88_0%/7	3,503,648	12/31/2011
9	Loan	13, 20, 21	JLC	Walnut Creek Marriott	11/6/2013	9/6/2014	10/6/2014	9/6/2018	No		0	0	Lockout/25_Defeasance/30_0%/4	2,001,558	12/31/2011
10	Loan	22	MC-Five Mile	University Tower	11/1/2013		11/1/2013	10/1/2018	No		0	5	Lockout/25_Defeasance/30_0%/5	2,100,953	12/31/2011
11	Loan	23	RMF	Olympia Development Walgreens Portfolio	12/6/2013	11/6/2018		11/6/2018	Yes	11/6/2023	0	0	Lockout/24_Defeasance/32_0%/4	2,044,859	12/31/2011
11.01	Property			Walgreens - Sarasota, FL										520,493	12/31/2011
11.02	Property			Walgreens - Bradenton, FL										415,493	12/31/2011
11.03	Property			Walgreens - Lawrenceville, GA										382,887	12/31/2011
11.04	Property			Walgreens - Merritt Island, FL										400,493	12/31/2011
11.05	Property			Walgreens - Seminole, FL										325,493	12/31/2011
12	Loan		JLC	8670 Wilshire	12/6/2013	11/6/2018	12/6/2018	11/6/2023	No		0	0	Lockout/24_Defeasance/92_0%/4	2,153,799	12/31/2011
13	Loan	24, 25	JLC	Mariner’s Landing and 2401 Bert	10/6/2013		10/6/2013	9/6/2023	No		0	0	Lockout/26_Defeasance/90_0%/4	2,446,966	12/31/2011
13.01	Property			Mariner’s Landing										N/A	N/A
13.02	Property			2401 Bert Drive										N/A	N/A
14	Loan	13	MC-Five Mile	Yamal Yidios Multifamily Portfolio	11/6/2013		11/6/2013	10/6/2018	No		10	0	Lockout/25_>YM or 1%/30_0%/5	(317,114)	12/31/2011
14.01	Property	13		Kirkwood Landing Apartments										(145,683)	12/31/2011
14.02	Property			Valencia at Spring Branch										(252,289)	12/31/2011
14.03	Property			The Forest Apartments										35,532	12/31/2011
14.04	Property			Pine Creek Apartments										45,326	12/31/2011
15	Loan		CGMRC	McAllister Plaza	11/6/2013	10/6/2014	11/6/2014	10/6/2023	No		0	0	Lockout/25_Defeasance/91_0%/4	1,147,507	12/31/2011
16	Loan		RMF	Parkway and Parkgreen on Bellaire	11/6/2013	10/6/2016	11/6/2016	10/6/2023	No		0	0	Lockout/25_Defeasance/91_0%/4	897,986	12/31/2011
17	Loan		JLC	The Portland Paramount Hotel	10/6/2013		10/6/2013	9/6/2023	No		0	0	Lockout/26_Defeasance/90_0%/4	1,807,202	12/31/2011
18	Loan		JLC	Monterra Apartments	10/6/2013	9/6/2015	10/6/2015	9/6/2018	No		0	0	Lockout/26_Defeasance/30_0%/4	N/A	N/A
19	Loan		JLC	Sail Pointe Apartments	10/6/2013	9/6/2015	10/6/2015	9/6/2023	No		0	0	Lockout/26_Defeasance/90_0%/4	817,355	12/31/2011
20	Loan		RMF	Villages on the River	12/6/2013	11/6/2014	12/6/2014	11/6/2018	No		0	0	Lockout/24_Defeasance/32_0%/4	697,606	12/31/2011
21	Loan		RMF	The Brittany	10/6/2013	9/6/2018	10/6/2018	9/6/2023	No		5 days grace, once per calendar year	0	Lockout/26_Defeasance/90_0%/4	1,139,490	12/31/2011
22	Loan		JLC	Hilton Greenville	12/6/2013		12/6/2013	11/6/2018	No		0	0	Lockout/24_Defeasance/32_0%/4	1,544,386	12/31/2011
23	Loan	13	GSMC	Wal-Mart Shadow Anchored Midwest Portfolio	12/6/2013		12/6/2013	11/6/2023	No		5 days grace, once per calendar year	0	Lockout/23_>YM or 1%/93_0%/4	1,712,396	12/31/2011
23.01	Property			Evans Mills Shopping Center										527,559	12/31/2011
23.02	Property	13		Oak Grove Shopping Center										470,436	12/31/2011
23.03	Property			Salem Shopping Center										382,034	12/31/2011
23.04	Property			Marion Shopping Center										332,367	12/31/2011
24	Loan		RMF	Candlewood	10/6/2013	9/6/2018	10/6/2018	9/6/2023	No		5 days grace, once per calendar year	0	Lockout/26_Defeasance/90_0%/4	1,079,651	12/31/2011
25	Loan	26, 27	RMF	Related Home Depot	11/6/2013	10/6/2023		10/6/2023	No		5 days grace, twice per calendar year	0	Lockout/25_Defeasance/88_0%/7	1,922,270	12/31/2011
26	Loan		JLC	Oaks at Holcomb Bridge	11/6/2013	10/6/2015	11/6/2015	10/6/2023	No		0	0	Lockout/25_Defeasance/91_0%/4	836,994	12/31/2011
27	Loan		JLC	Sanctuary at Winterlakes Apartments	12/6/2013	11/6/2015	12/6/2015	11/6/2023	No		0	0	Lockout/24_Defeasance/92_0%/4	933,005	12/31/2011
28	Loan		JLC	The Camp	10/6/2013	9/6/2018	10/6/2018	10/6/2023	No		5	0	Lockout/26_Defeasance/92_0%/3	1,049,666	12/31/2011
29	Loan		JLC	Park 41 Evansville	11/6/2013		11/6/2013	10/6/2023	No		0	0	Lockout/25_Defeasance/91_0%/4	N/A	N/A
30	Loan		GSMC	Bella Apartments	12/6/2013		12/6/2013	11/6/2018	No		0	0	Lockout/24_>YM or 1%/32_0%/4	N/A	N/A
31	Loan		JLC	5607-5625 Baum Boulevard	12/6/2013	11/6/2015	12/6/2015	11/6/2023	No		0	0	Lockout/24_Defeasance/92_0%/4	N/A	N/A

GSMS 2013-GCJ16 Annex A

											Grace	Grace		Third	Third
Control	Loan /		Mortgage		First	Last IO	First P&I		ARD	Final	Period-	Period-		Most Recent	Most Recent
Number	Property Flag	Footnotes	Loan Seller	Property Name	Due Date	Due Date	Due Date	Maturity Date / ARD	(Yes / No)	Maturity Date	Late Fee	Default	Prepayment Provision (3)	NOI ($)	NOI Date
32	Loan	28, 29	JLC	Ball State Portfolio	10/6/2013	9/6/2016	10/6/2016	9/6/2023	No		0	0	Lockout/26_Defeasance/90_0%/4	1,316,214	12/31/2011
33	Loan	13	MC-Five Mile	Sheraton Four Points Hotel O’Hare	12/6/2013		12/6/2013	11/6/2023	No		0	0	Lockout/24_Defeasance/92_0%/4	1,376,654	12/31/2011
34	Loan		JLC	Village Manor	11/6/2013		11/6/2013	10/6/2023	No		0	0	Lockout/25_Defeasance/91_0%/4	607,303	12/31/2011
35	Loan		JLC	Northlake Square SC	11/6/2013		11/6/2013	10/6/2023	No		0	0	Lockout/25_Defeasance/92_0%/3	1,203,319	12/31/2011
36	Loan	30	GSMC	Wal-Mart Shadow Anchored Southeast Portfolio	12/6/2013		12/6/2013	11/6/2023	No		5 days grace, once per calendar year	0	Lockout/23_>YM or 1%/93_0%/4	1,149,243	12/31/2011
36.01	Property			Salisbury Shopping Center										360,660	12/31/2011
36.02	Property			Brewton Shopping Center										333,580	12/31/2011
36.03	Property			Selma Shopping Center										228,468	12/31/2011
36.04	Property			Dillon Shopping Center										226,535	12/31/2011
37	Loan		GSMC	Sweetwater Apartments	11/6/2013	10/6/2014	11/6/2014	10/6/2018	No		0	0	Lockout/25_Defeasance/31_0%/4	N/A	N/A
38	Loan		MC-Five Mile	Saddleback MHC Portfolio	12/6/2013		12/6/2013	11/6/2023	No		0	0	Lockout/24_Defeasance/92_0%/4	837,403	12/31/2011
38.01	Property			Countryside Estates MHP (Hays, KS)										203,496	12/31/2011
38.02	Property			Prairie Village MHP (Salina, KS)										251,498	12/31/2011
38.03	Property			Cedar Creek MHP (Salina, KS)										222,648	12/31/2011
38.04	Property			West Cloud MHP (Salina, KS)										159,761	12/31/2011
39	Loan	13	GSMC	Wal-Mart Shadow Anchored Central Portfolio	12/6/2013		12/6/2013	11/6/2023	No		5 days grace, once per calendar year	0	Lockout/23_>YM or 1%/93_0%/4	989,765	12/31/2011
39.01	Property			Pryor Shopping Center										295,663	12/31/2011
39.02	Property	31		Malvern Shopping Center										267,744	12/31/2011
39.03	Property			Cortez Shopping Center										229,371	12/31/2011
39.04	Property	13		Enid Shopping Center										196,987	12/31/2011
40	Loan		GSMC	Self Storage Plus Manassas	11/6/2013		11/6/2013	10/6/2023	No		0	0	Lockout/25_Defeasance/91_0%/4	667,255	12/31/2011
41	Loan		RMF	Randolph Park	10/6/2013	9/6/2018	10/6/2018	9/6/2023	No		5 days grace, once per calendar year	0	Lockout/26_Defeasance/90_0%/4	534,958	12/31/2011
42	Loan	13	RMF	Fairfield Inn & Suites	11/6/2013		11/6/2013	10/6/2023	No		0	0	Lockout/25_Defeasance/91_0%/4	677,781	12/31/2011
43	Loan		MC-Five Mile	Fairfield Inn, Ann Arbor	10/6/2013		10/6/2013	9/6/2023	No		0	0	Lockout/26_Defeasance/90_0%/4	980,000	12/31/2011
44	Loan		GSMC	Summervale Apartments	11/6/2013	10/6/2015	11/6/2015	10/6/2023	No		0	0	Lockout/25_Defeasance/90_0%/5	633,704	12/31/2011
45	Loan		GSMC	McDonough Marketplace	12/6/2013	11/6/2015	12/6/2015	11/6/2023	No		0	0	Lockout/24_Defeasance/92_0%/4	857,289	12/31/2011
46	Loan		JLC	Plaza Vegas Business Park	11/6/2013		11/6/2013	10/6/2023	No		0	0	Lockout/25_>YM or 1%/91_0%/4	607,985	12/31/2011
47	Loan	32	MC-Five Mile	Capitol View	10/6/2013		10/6/2013	9/6/2023	No		0	0	Lockout/26_Defeasance/90_0%/4	789,842	12/31/2011
48	Loan		MC-Five Mile	Prestonwood Apartments	12/6/2013		12/6/2013	11/6/2023	No		10	0	Lockout/24_Defeasance/92_0%/4	406,764	12/31/2011
49	Loan		JLC	University Garden Apartments	11/6/2013		11/6/2013	10/6/2023	No		0	0	Lockout/25_Defeasance/91_0%/4	N/A	N/A
50	Loan	13, 33	GSMC	Mozzo Apartments	11/6/2013		11/6/2013	10/6/2023	No		5 days grace, once per calendar year	0	Lockout/25_Defeasance/91_0%/4	N/A	N/A
51	Loan		CGMRC	Urbane Apartment Portfolio	10/6/2013		10/6/2013	9/6/2023	No		0	0	Lockout/26_Defeasance/90_0%/4	523,237	12/31/2011
51.01	Property			Urbane on Center										204,900	12/31/2011
51.02	Property			Urbane on Crooks South										97,721	12/31/2011
51.03	Property			Urbane on Breckenridge										107,031	12/31/2011
51.04	Property			Urbane on Catalpa										113,586	12/31/2011
52	Loan	34	JLC	215 Ohio Street	10/6/2013		10/6/2013	9/6/2023	No		0	0	Lockout/26_Defeasance/90_0%/4	N/A	N/A
53	Loan		GSMC	Norton Commons	10/6/2013	9/6/2015	10/6/2015	9/6/2023	No		0	0	Lockout/26_Defeasance/90_0%/4	607,212	12/31/2011
54	Loan		MC-Five Mile	Westridge Business Center	10/6/2013		10/6/2013	9/6/2023	No		0	0	Lockout/26_Defeasance/90_0%/4	478,611	12/31/2011
55	Loan		MC-Five Mile	Shops at Memorial Heights	10/6/2013		10/6/2013	9/6/2023	No		0	0	Lockout/26_Defeasance/90_0%/4	380,184	12/31/2011
56	Loan	13	RMF	Key Lock Mini Storage	11/6/2013		11/6/2013	10/6/2023	No		0	0	Lockout/25_Defeasance/91_0%/4	359,237	12/31/2011
57	Loan	35	MC-Five Mile	Cinema Place	11/6/2013		11/6/2013	10/6/2023	No		0	0	Lockout/25_Defeasance/91_0%/4	N/A	N/A
58	Loan		JLC	Park 2000 Mini Storage	11/6/2013		11/6/2013	10/6/2023	No		0	0	Lockout/25_Defeasance/91_0%/4	635,754	12/31/2011
59	Loan		MC-Five Mile	800 Wilcrest Drive	12/6/2013		12/6/2013	11/6/2023	No		0	0	Lockout/24_Defeasance/92_0%/4	479,978	12/31/2011
60	Loan	13	MC-Five Mile	Meadowbrook & Volunteer Crossing	12/6/2013		12/6/2013	11/6/2023	No		0	0	Lockout/24_Defeasance/92_0%/4	414,568	12/31/2011
60.01	Property	13		Meadowbrook Shopping Center										200,713	12/31/2011
60.02	Property	13		Volunteer Crossing Shopping Center										213,855	12/31/2011
61	Loan		MC-Five Mile	Holiday Inn Express, Muncie	12/6/2013		12/6/2013	11/6/2023	No		0	0	Lockout/24_Defeasance/92_0%/4	700,249	12/31/2011
62	Loan		MC-Five Mile	1122 Milledge Street	11/6/2013		11/6/2013	10/6/2023	No		0	0	Lockout/25_Defeasance/91_0%/4	N/A	N/A
63	Loan		MC-Five Mile	Broadway Festival Shopping Center	11/6/2013		11/6/2013	10/6/2018	No		0	0	Lockout/25_Defeasance/31_0%/4	365,737	12/31/2011
64	Loan		JLC	257 West 17th Street	12/6/2013	11/6/2015	12/6/2015	11/6/2023	No		0	0	Lockout/24_Defeasance/92_0%/4	N/A	N/A
65	Loan		MC-Five Mile	La Plaza Apartments	11/6/2013		11/6/2013	10/6/2020	No		0	0	Lockout/25_Defeasance/55_0%/4	412,275	12/31/2011
66	Loan		MC-Five Mile	Gibson & Heritage MHCs	12/6/2013		12/6/2013	11/6/2023	No		0	0	Lockout/24_Defeasance/92_0%/4	415,339	12/31/2011
67	Loan		MC-Five Mile	Timbers of Keegans Bayou	12/6/2013		12/6/2013	11/6/2023	No		10	0	Lockout/24_Defeasance/92_0%/4	425,273	12/31/2011
68	Loan		CGMRC	Gappie Plaza	11/6/2013		11/6/2013	10/6/2023	No		0	0	Lockout/25_Defeasance/91_0%/4	460,079	12/31/2011
69	Loan		MC-Five Mile	Forest View Apartments	12/6/2013	11/6/2014	12/6/2014	11/6/2020	No		0	0	Lockout/24_Defeasance/56_0%/4	269,233	12/31/2011
70	Loan		MC-Five Mile	Joyner Crossing	11/6/2013	10/6/2015	11/6/2015	10/6/2023	No		0	0	Lockout/25_Defeasance/91_0%/4	468,252	12/31/2011
71	Loan		RMF	Summerwood Self Storage	12/6/2013		12/6/2013	11/6/2023	No		0	0	Lockout/24_Defeasance/92_0%/4	93,202	12/31/2011
72	Loan		JLC	Moores Mill Village Apartments	12/6/2013		12/6/2013	11/6/2023	No		0	0	Lockout/24_Defeasance/92_0%/4	N/A	N/A
73	Loan		MC-Five Mile	Archer Plaza	11/6/2013		11/6/2013	10/6/2018	No		0	0	Lockout/25_Defeasance/31_0%/4	367,215	12/31/2011
74	Loan		CGMRC	Amsdell Madison Square Self Storage FL	10/6/2013		10/6/2013	9/6/2023	No		0	0	Lockout/26_Defeasance/90_0%/4	150,305	12/31/2011
75	Loan		RMF	Timber Run Apartments	10/6/2013	3/6/2014	4/6/2014	9/6/2023	No		0	0	Lockout/26_Defeasance/87_0%/7	N/A	N/A
76	Loan		CGMRC	Amsdell Great American Storage IL	10/6/2013	9/6/2014	10/6/2014	9/6/2023	No		0	0	Lockout/26_Defeasance/90_0%/4	155,431	12/31/2011
77	Loan		RMF	Gandy Shoppes	12/6/2013		12/6/2013	11/6/2023	No		0	0	Lockout/24_Defeasance/92_0%/4	145,857	12/31/2011

GSMS 2013-GCJ16 Annex A

					Second	Second
Control	Loan /		Mortgage		Most Recent	Most Recent	Most Recent	Most Recent	Most Recent	Most Recent	Most Recent	Most Recent	Underwritten	Underwritten	Underwritten Net
Number	Property Flag	Footnotes	Loan Seller	Property Name	NOI ($)	NOI Date	EGI (if past 2012) ($)	Expenses (if past 2012) ($)	NOI (if past 2012) ($)	NOI Date (if past 2012)	# of months	Description	EGI ($)	Expenses ($)	Operating Income ($)
1	Loan	8	GSMC	Windsor Court New Orleans	7,708,292	12/31/2012	33,601,330	24,002,535	9,598,795	7/31/2013	12	Trailing 12	33,601,330	24,024,931	9,576,399
2	Loan	9, 10	CGMRC	Miracle Mile Shops	43,644,243	12/31/2012	65,659,282	19,757,604	45,901,678	6/30/2013	12	Trailing 12	67,175,766	18,739,813	48,435,953
3	Loan	11, 12	JLC	Matrix MHC Portfolio	14,726,016	12/31/2012	24,436,717	8,930,961	15,505,756	6/30/2013	12	Trailing 12	24,867,276	9,840,909	15,026,367
3.01	Property			Westbridge Manor	3,104,446	12/31/2012	5,391,826	2,087,269	3,304,557	6/30/2013	12	Trailing 12	5,637,448	2,348,286	3,289,162
3.02	Property			Westbrook	2,425,104	12/31/2012	3,054,208	539,805	2,514,403	6/30/2013	12	Trailing 12	3,050,577	676,981	2,373,596
3.03	Property			Avon on the Lake	1,807,244	12/31/2012	2,986,703	1,054,497	1,932,206	6/30/2013	12	Trailing 12	2,987,722	1,174,871	1,812,851
3.04	Property			Oakland Glens	1,759,217	12/31/2012	2,984,936	1,092,440	1,892,496	6/30/2013	12	Trailing 12	3,015,487	1,214,533	1,800,953
3.05	Property			Green Park South	1,138,906	12/31/2012	2,062,666	898,290	1,164,376	6/30/2013	12	Trailing 12	2,139,592	793,022	1,346,570
3.06	Property			Fairchild Lake	1,156,930	12/31/2012	1,782,486	573,945	1,208,541	6/30/2013	12	Trailing 12	1,814,210	658,019	1,156,191
3.07	Property			Cranberry Lake	1,083,091	12/31/2012	1,737,876	628,349	1,109,527	6/30/2013	12	Trailing 12	1,764,233	714,030	1,050,203
3.08	Property			Grand Blanc Crossing	938,797	12/31/2012	1,867,730	883,703	984,027	6/30/2013	12	Trailing 12	1,877,085	987,238	889,846
3.09	Property			Holly Hills	458,739	12/31/2012	964,056	475,819	488,237	6/30/2013	12	Trailing 12	974,463	514,931	459,532
3.10	Property			Royal Estates	412,354	12/31/2012	811,680	380,660	431,020	6/30/2013	12	Trailing 12	806,566	407,436	399,130
3.11	Property			Old Orchard	441,188	12/31/2012	792,550	316,184	476,366	6/30/2013	12	Trailing 12	799,893	351,562	448,332
4	Loan	13, 14	RMF	The Gates at Manhasset	5,341,869	12/31/2012	7,748,155	2,467,813	5,280,342	6/30/2013	12	Trailing 12	9,795,902	2,206,596	7,589,305
5	Loan	13, 15, 16, 17	RMF	Walpole Shopping Mall	4,696,472	12/31/2012	7,293,423	2,254,190	5,039,234	6/30/2013	12	Trailing 12	8,025,274	2,082,722	5,942,553
6	Loan	13, 18	MC-Five Mile	Regency Portfolio	5,259,345	12/31/2012	7,094,586	1,973,810	5,120,776	8/31/2013	12	Trailing 12	7,341,110	2,118,747	5,222,362
6.01	Property			Prestonsburg Village	612,024	12/31/2012	872,982	232,485	640,497	8/31/2013	10	Annualized	979,497	242,975	736,522
6.02	Property			Jackson Park	614,774	12/31/2012	868,343	205,669	662,674	8/31/2013	12	Trailing 12	879,408	213,922	665,485
6.03	Property			River Creek Village	567,317	12/31/2012	877,827	294,980	582,847	8/31/2013	12	Trailing 12	907,001	329,205	577,796
6.04	Property			Oak Station	1,063,759	12/31/2012	953,442	210,198	743,244	8/31/2013	2	Annualized	889,499	254,019	635,480
6.05	Property			Village Center	532,701	12/31/2012	767,944	231,427	536,517	8/31/2013	12	Trailing 12	794,872	249,529	545,342
6.06	Property			Twin County Plaza	400,292	12/31/2012	621,259	148,969	472,290	8/31/2013	10	Annualized	652,420	155,914	496,506
6.07	Property			Jackson Square	317,368	12/31/2012	409,896	73,090	336,806	8/31/2013	12	Trailing 12	398,411	78,035	320,376
6.08	Property			Flint River Plaza	237,103	12/31/2012	328,008	87,854	240,154	8/31/2013	12	Trailing 12	346,309	94,250	252,059
6.09	Property			Country Roads	220,543	12/31/2012	296,703	82,022	214,681	8/31/2013	7	Annualized	327,969	93,525	234,444
6.10	Property			Village Square	175,816	12/31/2012	284,650	97,596	187,054	8/31/2013	12	Trailing 12	306,447	102,697	203,750
6.11	Property			T&C Center	157,638	12/31/2012	258,260	95,599	162,661	8/31/2013	12	Trailing 12	252,232	87,799	164,434
6.12	Property	13		Green Acres	103,880	12/31/2012	177,938	89,148	88,790	8/31/2013	12	Trailing 12	189,679	80,418	109,261
6.13	Property	13		Vancleave Center	136,318	12/31/2012	194,374	61,903	132,471	8/31/2013	12	Trailing 12	232,526	70,693	161,833
6.14	Property	13		Quitman Center	119,812	12/31/2012	182,960	62,870	120,090	8/31/2013	12	Trailing 12	184,840	65,766	119,074
7	Loan		JLC	Shadow Mountain Marketplace	3,833,931	12/31/2012	4,587,652	636,582	3,951,070	6/1/2013	12	Trailing 12	4,723,832	893,948	3,829,883
8	Loan	19	GSMC	1245 16th Street	3,536,443	12/31/2012	4,420,971	996,598	3,424,374	7/31/2013	12	Trailing 12	4,773,157	977,386	3,795,770
9	Loan	13, 20, 21	JLC	Walnut Creek Marriott	3,073,961	12/31/2012	16,175,791	12,420,598	3,755,193	9/30/2013	12	Trailing 12	16,308,133	12,692,804	3,615,329
10	Loan	22	MC-Five Mile	University Tower	2,516,045	12/31/2012	4,043,309	1,351,276	2,692,033	7/31/2013	12	Trailing 12	4,053,875	1,409,763	2,644,112
11	Loan	23	RMF	Olympia Development Walgreens Portfolio	2,046,929	12/31/2012	1,968,750	17,165	1,951,585	7/31/2013	12	Trailing 12	1,859,354	53,223	1,806,131
11.01	Property			Walgreens - Sarasota, FL	521,071	12/31/2012	525,000	3,702	521,298	7/31/2013	12	Trailing 12	468,195	12,592	455,603
11.02	Property			Walgreens - Bradenton, FL	416,071	12/31/2012	385,000	3,702	381,298	7/31/2013	12	Trailing 12	374,556	10,719	363,837
11.03	Property			Walgreens - Lawrenceville, GA	382,644	12/31/2012	385,000	2,356	382,644	7/31/2013	12	Trailing 12	332,024	9,765	322,259
11.04	Property			Walgreens - Merritt Island, FL	400,929	12/31/2012	371,250	3,702	367,548	7/31/2013	12	Trailing 12	361,179	10,451	350,728
11.05	Property			Walgreens - Seminole, FL	326,214	12/31/2012	302,500	3,702	298,798	7/31/2013	12	Trailing 12	323,400	9,696	313,704
12	Loan		JLC	8670 Wilshire	2,277,896	12/31/2012	3,300,530	1,043,004	2,257,526	6/30/2013	12	Trailing 12	3,299,596	1,175,416	2,124,180
13	Loan	24, 25	JLC	Mariner’s Landing and 2401 Bert	2,061,336	12/31/2012	N/A	N/A	N/A	N/A	N/A	Not Available	2,980,826	787,639	2,193,187
13.01	Property			Mariner’s Landing	N/A	N/A	N/A	N/A	N/A	N/A	N/A	Not Available	N/A	N/A	N/A
13.02	Property			2401 Bert Drive	N/A	N/A	N/A	N/A	N/A	N/A	N/A	Not Available	N/A	N/A	N/A
14	Loan	13	MC-Five Mile	Yamal Yidios Multifamily Portfolio	1,253,690	12/31/2012	6,067,175	4,211,770	1,855,405	5/31/2013	12	Trailing 12	6,333,945	4,114,275	2,219,670
14.01	Property	13		Kirkwood Landing Apartments	465,267	12/31/2012	1,788,238	1,165,309	622,929	5/31/2013	12	Trailing 12	1,811,726	1,133,182	678,544
14.02	Property			Valencia at Spring Branch	97,443	12/31/2012	1,508,995	1,077,425	431,570	5/31/2013	12	Trailing 12	1,636,413	1,026,197	610,216
14.03	Property			The Forest Apartments	439,635	12/31/2012	1,281,082	800,316	480,766	5/31/2013	12	Trailing 12	1,239,245	779,644	459,601
14.04	Property			Pine Creek Apartments	251,345	12/31/2012	1,488,860	1,168,720	320,140	5/31/2013	12	Trailing 12	1,646,561	1,175,252	471,309
15	Loan		CGMRC	McAllister Plaza	1,869,742	12/31/2012	4,051,527	1,859,233	2,192,294	7/31/2013	12	Trailing 12	4,224,772	1,989,156	2,235,616
16	Loan		RMF	Parkway and Parkgreen on Bellaire	1,602,546	12/31/2012	4,602,416	2,915,243	1,687,173	6/30/2013	12	Trailing 12	4,609,414	2,852,908	1,756,507
17	Loan		JLC	The Portland Paramount Hotel	2,546,571	12/31/2012	6,850,266	3,966,031	2,884,235	8/31/2013	12	Trailing 12	6,654,359	3,874,159	2,780,200
18	Loan		JLC	Monterra Apartments	1,265,887	12/31/2012	2,664,306	1,343,540	1,320,766	7/31/2013	12	Trailing 12	2,738,251	1,345,518	1,392,733
19	Loan		JLC	Sail Pointe Apartments	961,175	12/31/2012	2,143,603	887,585	1,256,018	8/31/2013	12	Trailing 12	2,225,699	905,908	1,319,791
20	Loan		RMF	Villages on the River	1,724,588	12/31/2012	2,534,807	982,920	1,551,887	9/30/2013	12	Trailing 12	2,535,366	1,240,772	1,294,594
21	Loan		RMF	The Brittany	1,146,484	12/31/2012	2,244,228	1,049,902	1,194,326	7/31/2013	12	Trailing 12	2,210,311	996,688	1,213,623
22	Loan		JLC	Hilton Greenville	1,725,661	12/31/2012	9,114,889	6,798,661	2,316,228	8/31/2013	12	Trailing 12	9,057,203	6,890,600	2,166,604
23	Loan	13	GSMC	Wal-Mart Shadow Anchored Midwest Portfolio	1,602,330	12/31/2012	1,966,037	445,411	1,520,626	8/31/2013	8	Annualized	2,039,841	488,893	1,550,947
23.01	Property			Evans Mills Shopping Center	468,733	12/31/2012	576,150	128,628	447,522	8/31/2013	8	Annualized	612,750	142,918	469,832
23.02	Property	13		Oak Grove Shopping Center	480,033	12/31/2012	531,523	102,492	429,031	8/31/2013	8	Annualized	545,057	116,662	428,395
23.03	Property			Salem Shopping Center	339,843	12/31/2012	456,328	118,759	337,569	8/31/2013	8	Annualized	456,585	125,103	331,481
23.04	Property			Marion Shopping Center	313,721	12/31/2012	402,036	95,532	306,504	8/31/2013	8	Annualized	425,449	104,210	321,239
24	Loan		RMF	Candlewood	1,090,530	12/31/2012	2,517,647	1,292,859	1,224,788	7/31/2013	12	Trailing 12	2,571,654	1,249,192	1,322,462
25	Loan	26, 27	RMF	Related Home Depot	2,154,793	12/31/2012	4,010,701	1,827,350	2,183,351	5/31/2013	12	Trailing 12	4,148,134	2,001,746	2,146,389
26	Loan		JLC	Oaks at Holcomb Bridge	925,807	12/31/2012	2,354,820	1,317,724	1,037,096	7/31/2013	12	Trailing 12	2,356,068	1,266,854	1,089,213
27	Loan		JLC	Sanctuary at Winterlakes Apartments	1,058,025	12/31/2012	2,300,735	1,182,196	1,118,539	8/31/2013	12	Trailing 12	2,353,693	1,156,132	1,197,561
28	Loan		JLC	The Camp	943,902	12/31/2012	1,598,383	447,880	1,150,502	6/30/2013	12	Trailing 12	1,759,924	566,284	1,193,640
29	Loan		JLC	Park 41 Evansville	1,970,607	12/31/2012	2,801,627	913,179	1,888,449	7/31/2013	12	Trailing 12	2,921,704	1,089,762	1,831,942
30	Loan		GSMC	Bella Apartments	310,372	12/31/2012	2,203,219	1,280,046	923,173	8/30/2013	12	Trailing 12	2,602,615	1,363,252	1,239,363
31	Loan		JLC	5607-5625 Baum Boulevard	N/A	N/A	1,228,836	399,262	829,573	6/30/2013	9	Annualized	1,739,876	561,441	1,178,435

GSMS 2013-GCJ16 Annex A

					Second	Second
Control	Loan /		Mortgage		Most Recent	Most Recent	Most Recent	Most Recent	Most Recent	Most Recent	Most Recent	Most Recent	Underwritten	Underwritten	Underwritten Net
Number	Property Flag	Footnotes	Loan Seller	Property Name	NOI ($)	NOI Date	EGI (if past 2012) ($)	Expenses (if past 2012) ($)	NOI (if past 2012) ($)	NOI Date (if past 2012)	# of months	Description	EGI ($)	Expenses ($)	Operating Income ($)
32	Loan	28, 29	JLC	Ball State Portfolio	1,268,675	12/31/2012	2,826,675	1,524,940	1,301,735	6/30/2013	12	Trailing 12	2,852,211	1,578,376	1,273,835
33	Loan	13	MC-Five Mile	Sheraton Four Points Hotel O’Hare	1,534,804	12/31/2012	7,945,832	6,023,508	1,922,324	7/31/2013	12	Trailing 12	7,783,849	6,120,063	1,663,786
34	Loan		JLC	Village Manor	1,016,694	12/31/2012	2,817,119	1,768,755	1,048,364	6/30/2013	12	Trailing 12	3,162,056	1,778,956	1,383,100
35	Loan		JLC	Northlake Square SC	1,236,033	12/31/2012	1,644,679	388,825	1,255,854	7/31/2013	12	Trailing 12	1,549,938	367,816	1,182,123
36	Loan	30	GSMC	Wal-Mart Shadow Anchored Southeast Portfolio	1,104,437	12/31/2012	1,448,175	315,036	1,133,139	8/31/2013	8	Annualized	1,480,842	324,183	1,156,657
36.01	Property			Salisbury Shopping Center	367,495	12/31/2012	497,309	97,115	400,194	8/31/2013	8	Annualized	498,294	95,187	403,107
36.02	Property			Brewton Shopping Center	312,544	12/31/2012	380,000	60,835	319,165	8/31/2013	8	Annualized	374,881	66,149	308,732
36.03	Property			Selma Shopping Center	215,011	12/31/2012	273,799	61,525	212,274	8/31/2013	8	Annualized	304,926	61,098	243,827
36.04	Property			Dillon Shopping Center	209,387	12/31/2012	297,067	95,561	201,506	8/31/2013	8	Annualized	302,741	101,749	200,991
37	Loan		GSMC	Sweetwater Apartments	760,873	12/31/2012	1,764,341	957,878	806,463	9/30/2013	12	Trailing 12	1,834,661	927,867	906,795
38	Loan		MC-Five Mile	Saddleback MHC Portfolio	779,098	12/31/2012	1,454,321	626,515	827,806	9/30/2013	12	Trailing 12	1,515,964	580,148	935,817
38.01	Property			Countryside Estates MHP (Hays, KS)	243,146	12/31/2012	492,779	230,879	261,900	9/30/2013	12	Trailing 12	514,425	230,815	283,610
38.02	Property			Prairie Village MHP (Salina, KS)	213,109	12/31/2012	372,259	148,993	223,266	9/30/2013	12	Trailing 12	383,438	132,385	251,053
38.03	Property			Cedar Creek MHP (Salina, KS)	183,680	12/31/2012	354,889	152,238	202,651	9/30/2013	12	Trailing 12	381,478	128,427	253,052
38.04	Property			West Cloud MHP (Salina, KS)	139,163	12/31/2012	234,394	94,405	139,989	9/30/2013	12	Trailing 12	236,623	88,521	148,102
39	Loan	13	GSMC	Wal-Mart Shadow Anchored Central Portfolio	948,490	12/31/2012	1,241,698	255,998	985,700	8/31/2013	8	Annualized	1,281,977	279,657	1,002,319
39.01	Property			Pryor Shopping Center	261,380	12/31/2012	342,794	60,127	282,667	8/31/2013	8	Annualized	351,994	60,459	291,535
39.02	Property	31		Malvern Shopping Center	264,677	12/31/2012	341,582	80,715	260,867	8/31/2013	8	Annualized	354,333	85,477	268,856
39.03	Property			Cortez Shopping Center	219,646	12/31/2012	286,248	66,396	219,853	8/31/2013	8	Annualized	300,566	71,774	228,792
39.04	Property	13		Enid Shopping Center	202,787	12/31/2012	271,074	48,761	222,314	8/31/2013	8	Annualized	275,084	61,948	213,136
40	Loan		GSMC	Self Storage Plus Manassas	745,187	12/31/2012	1,210,405	445,121	765,284	8/31/2013	12	Trailing 12	1,229,257	427,948	801,309
41	Loan		RMF	Randolph Park	616,200	12/31/2012	1,456,672	800,886	655,786	7/31/2013	12	Trailing 12	1,475,410	752,429	722,981
42	Loan	13	RMF	Fairfield Inn & Suites	852,467	12/31/2012	2,434,053	1,529,964	904,089	5/31/2013	12	Trailing 12	2,434,053	1,505,625	928,428
43	Loan		MC-Five Mile	Fairfield Inn, Ann Arbor	951,000	12/31/2012	2,890,000	1,968,000	922,000	5/31/2013	12	Trailing 12	2,890,000	2,006,137	883,863
44	Loan		GSMC	Summervale Apartments	613,106	12/31/2012	2,010,398	1,252,595	757,803	8/31/2013	12	Trailing 12	2,071,069	1,274,115	796,954
45	Loan		GSMC	McDonough Marketplace	875,262	12/31/2012	1,087,852	220,336	867,516	6/30/2013	12	Trailing 12	1,110,992	264,834	846,158
46	Loan		JLC	Plaza Vegas Business Park	723,577	12/31/2012	1,158,102	438,724	719,377	8/31/2013	12	Trailing 12	1,365,073	456,725	908,348
47	Loan	32	MC-Five Mile	Capitol View	810,290	12/31/2012	1,356,953	561,140	795,813	2/28/2013	12	Trailing 12	1,337,940	579,592	758,348
48	Loan		MC-Five Mile	Prestonwood Apartments	552,715	12/31/2012	1,279,635	597,118	682,517	8/31/2013	12	Trailing 12	1,285,674	640,238	645,436
49	Loan		JLC	University Garden Apartments	468,697	12/31/2012	1,835,694	1,171,014	664,680	7/31/2013	12	Trailing 12	1,892,705	1,124,413	768,292
50	Loan	13, 33	GSMC	Mozzo Apartments	N/A	N/A	N/A	N/A	N/A	N/A	N/A	Not Available	886,489	327,348	559,142
51	Loan		CGMRC	Urbane Apartment Portfolio	577,884	12/31/2012	999,219	386,015	613,205	6/30/2013	12	Trailing 12	996,953	415,649	581,304
51.01	Property			Urbane on Center	210,104	12/31/2012	350,015	120,402	229,613	6/30/2013	12	Trailing 12	350,015	127,780	222,235
51.02	Property			Urbane on Crooks South	116,787	12/31/2012	220,965	92,410	128,555	6/30/2013	12	Trailing 12	220,965	95,237	125,728
51.03	Property			Urbane on Breckenridge	119,742	12/31/2012	224,422	94,500	129,923	6/30/2013	12	Trailing 12	224,422	108,352	116,070
51.04	Property			Urbane on Catalpa	131,251	12/31/2012	203,817	78,703	125,114	6/30/2013	12	Trailing 12	201,551	84,280	117,270
52	Loan	34	JLC	215 Ohio Street	412,182	12/31/2012	819,759	338,230	481,529	4/30/2013	12	Trailing 12	969,295	408,566	560,730
53	Loan		GSMC	Norton Commons	871,977	12/31/2012	1,077,540	214,168	863,372	6/30/2013	12	Trailing 12	956,099	212,959	743,140
54	Loan		MC-Five Mile	Westridge Business Center	614,243	12/31/2012	855,920	202,668	653,252	6/30/2013	12	Trailing 12	802,510	235,549	566,960
55	Loan		MC-Five Mile	Shops at Memorial Heights	451,088	12/31/2012	737,029	218,986	518,043	6/30/2013	12	Trailing 12	721,552	224,217	497,335
56	Loan	13	RMF	Key Lock Mini Storage	381,425	12/31/2012	645,126	161,345	483,781	8/31/2013	12	Trailing 12	668,059	187,713	480,346
57	Loan	35	MC-Five Mile	Cinema Place	439,698	12/31/2012	887,012	350,576	536,436	5/31/2013	12	Trailing 12	932,356	387,349	545,007
58	Loan		JLC	Park 2000 Mini Storage	689,192	12/31/2012	1,027,597	349,664	677,933	6/30/2013	12	Trailing 12	1,045,538	365,181	680,357
59	Loan		MC-Five Mile	800 Wilcrest Drive	499,355	12/31/2012	916,891	382,134	534,757	8/31/2013	12	Trailing 12	891,552	394,826	496,726
60	Loan	13	MC-Five Mile	Meadowbrook & Volunteer Crossing	498,967	12/31/2012	624,980	141,746	483,234	6/30/2013	12	Trailing 12	674,546	183,855	490,691
60.01	Property	13		Meadowbrook Shopping Center	269,019	12/31/2012	357,702	83,367	274,335	6/30/2013	12	Trailing 12	397,425	118,790	278,635
60.02	Property	13		Volunteer Crossing Shopping Center	229,948	12/31/2012	267,278	58,379	208,899	6/30/2013	12	Trailing 12	277,121	65,065	212,056
61	Loan		MC-Five Mile	Holiday Inn Express, Muncie	595,770	12/31/2012	1,907,000	1,197,230	709,770	5/31/2013	12	Trailing 12	1,907,000	1,221,712	685,288
62	Loan		MC-Five Mile	1122 Milledge Street	N/A	N/A	N/A	N/A	N/A	N/A	N/A	Not Available	522,622	15,679	506,943
63	Loan		MC-Five Mile	Broadway Festival Shopping Center	306,605	12/31/2012	485,880	223,208	262,672	7/31/2013	12	Trailing 12	674,535	252,469	422,065
64	Loan		JLC	257 West 17th Street	N/A	N/A	N/A	N/A	N/A	N/A	N/A	Not Available	510,433	150,769	359,664
65	Loan		MC-Five Mile	La Plaza Apartments	432,287	12/31/2012	1,085,254	543,027	542,227	7/31/2013	12	Trailing 12	1,053,310	593,145	460,165
66	Loan		MC-Five Mile	Gibson & Heritage MHCs	412,210	12/31/2012	N/A	N/A	N/A	N/A	N/A	Not Available	600,458	220,115	380,343
67	Loan		MC-Five Mile	Timbers of Keegans Bayou	317,457	12/31/2012	1,062,688	705,382	357,306	8/31/2013	12	Trailing 12	1,097,146	704,493	392,653
68	Loan		CGMRC	Gappie Plaza	402,873	12/31/2012	562,048	179,058	382,990	6/30/2013	12	Trailing 12	549,514	185,059	364,454
69	Loan		MC-Five Mile	Forest View Apartments	441,359	12/31/2012	1,158,387	712,232	446,155	8/31/2013	12	Trailing 12	1,158,387	761,094	397,293
70	Loan		MC-Five Mile	Joyner Crossing	506,979	12/31/2012	636,363	130,193	506,170	6/30/2013	12	Trailing 12	539,206	126,306	412,900
71	Loan		RMF	Summerwood Self Storage	245,192	12/31/2012	603,475	275,618	327,858	8/31/2013	12	Trailing 12	644,475	300,119	344,356
72	Loan		JLC	Moores Mill Village Apartments	344,591	12/31/2012	1,019,451	623,320	396,131	9/30/2013	12	Trailing 12	1,098,561	746,355	352,206
73	Loan		MC-Five Mile	Archer Plaza	470,280	12/31/2012	637,360	172,202	465,158	6/30/2013	12	Trailing 12	612,407	226,704	385,704
74	Loan		CGMRC	Amsdell Madison Square Self Storage FL	283,753	12/31/2012	569,839	220,167	349,672	5/31/2013	12	Trailing 12	569,839	259,843	309,995
75	Loan		RMF	Timber Run Apartments	192,579	12/31/2012	809,384	484,530	324,854	8/31/2013	8	Annualized	809,384	492,547	316,837
76	Loan		CGMRC	Amsdell Great American Storage IL	284,263	12/31/2012	594,596	301,628	292,968	6/30/2013	12	Trailing 12	602,333	358,530	243,803
77	Loan		RMF	Gandy Shoppes	234,302	12/31/2012	339,110	98,027	241,083	4/30/2013	12	Trailing 12	335,326	99,151	236,174

GSMS 2013-GCJ16 Annex A

					Debt Yield on	Underwritten				Debt Yield on
Control	Loan /		Mortgage		Underwritten Net	Replacement /	Underwritten	Underwritten Net	Underwritten NCF	Underwritten			As Stabilized	As Stabilized
Number	Property Flag	Footnotes	Loan Seller	Property Name	Operating Income (%)	FF&E Reserve ($)	TI / LC ($)	Cash Flow ($)	DSCR (x) (4)	Net Cash Flow (%)	Appraised Value ($)	Appraisal Date	Appraised Value ($)	Appraisal Date
1	Loan	8	GSMC	Windsor Court New Orleans	13.1%	1,344,053	0	8,232,345	1.68	11.3%	106,000,000	8/20/2013	NAP	NAP
2	Loan	9, 10	CGMRC	Miracle Mile Shops	8.4%	89,767	673,253	47,672,934	1.24	8.2%	925,000,000	7/11/2013	NAP	NAP
3	Loan	11, 12	JLC	Matrix MHC Portfolio	11.1%	372,350	0	14,654,017	1.47	10.9%	194,560,000	Various	NAP	NAP
3.01	Property			Westbridge Manor		101,925	0	3,187,237			39,860,000	6/27/2013	NAP	NAP
3.02	Property			Westbrook		34,150	0	2,339,446			28,040,000	6/27/2013	NAP	NAP
3.03	Property			Avon on the Lake		34,725	0	1,778,126			24,000,000	6/27/2013	NAP	NAP
3.04	Property			Oakland Glens		51,125	0	1,749,828			21,780,000	6/27/2013	NAP	NAP
3.05	Property			Green Park South		20,750	0	1,325,820			18,200,000	7/5/2013	NAP	NAP
3.06	Property			Fairchild Lake		28,375	0	1,127,816			15,230,000	6/27/2013	NAP	NAP
3.07	Property			Cranberry Lake		20,775	0	1,029,428			15,530,000	6/27/2013	NAP	NAP
3.08	Property			Grand Blanc Crossing		38,650	0	851,196			11,070,000	6/27/2013	NAP	NAP
3.09	Property			Holly Hills		17,600	0	441,932			7,700,000	6/27/2013	NAP	NAP
3.10	Property			Royal Estates		10,525	0	388,605			7,150,000	6/27/2013	NAP	NAP
3.11	Property			Old Orchard		13,750	0	434,582			6,000,000	6/27/2013	NAP	NAP
4	Loan	13, 14	RMF	The Gates at Manhasset	12.6%	21,288	159,663	7,408,354	2.05	12.3%	138,000,000	9/13/2013	142,000,000	7/13/2014
5	Loan	13, 15, 16, 17	RMF	Walpole Shopping Mall	9.2%	59,696	146,231	5,736,626	1.33	8.9%	86,000,000	5/14/2013	91,200,000	6/1/2014
6	Loan	13, 18	MC-Five Mile	Regency Portfolio	11.9%	272,510	549,593	4,400,258	1.52	10.0%	59,025,000	Various	59,175,000	Various
6.01	Property			Prestonsburg Village		35,129	72,947	628,446			8,500,000	8/14/2013	NAP	NAP
6.02	Property			Jackson Park		24,756	80,994	559,736			8,000,000	8/13/2013	NAP	NAP
6.03	Property			River Creek Village		26,311	55,692	495,794			7,800,000	8/13/2013	NAP	NAP
6.04	Property			Oak Station		34,149	56,298	545,033			7,400,000	8/13/2013	NAP	NAP
6.05	Property			Village Center		28,552	46,871	469,919			6,700,000	8/13/2013	NAP	NAP
6.06	Property			Twin County Plaza		32,195	51,349	412,962			4,800,000	8/22/2013	NAP	NAP
6.07	Property			Jackson Square		14,722	27,461	278,192			3,000,000	8/20/2013	NAP	NAP
6.08	Property			Flint River Plaza		15,249	29,095	207,714			2,575,000	8/27/2013	NAP	NAP
6.09	Property			Country Roads		15,649	18,104	200,691			2,100,000	8/28/2013	NAP	NAP
6.10	Property			Village Square		10,596	30,433	162,721			2,000,000	8/12/2013	NAP	NAP
6.11	Property			T&C Center		13,690	34,073	116,671			1,725,000	8/27/2013	NAP	NAP
6.12	Property	13		Green Acres		7,083	7,406	94,772			1,700,000	8/13/2013	1,800,000	9/1/2014
6.13	Property	13		Vancleave Center		7,473	21,117	133,242			1,525,000	8/12/2013	1,550,000	8/12/2014
6.14	Property	13		Quitman Center		6,956	17,753	94,365			1,200,000	8/12/2013	1,225,000	8/12/2014
7	Loan		JLC	Shadow Mountain Marketplace	10.1%	40,209	79,474	3,710,200	1.39	9.8%	54,000,000	8/8/2013	NAP	NAP
8	Loan	19	GSMC	1245 16th Street	10.3%	21,259	119,832	3,654,679	1.98	9.9%	61,600,000	8/23/2013	NAP	NAP
9	Loan	13, 20, 21	JLC	Walnut Creek Marriott	11.6%	619,709	0	2,995,620	1.45	9.6%	48,100,000	7/29/2013	51,800,000	8/1/2015
10	Loan	22	MC-Five Mile	University Tower	9.8%	36,994	215,179	2,391,939	1.39	8.9%	36,250,000	8/6/2013	NAP	NAP
11	Loan	23	RMF	Olympia Development Walgreens Portfolio	7.9%	7,925	11,887	1,786,319	1.54	7.9%	31,700,000	Various	NAP	NAP
11.01	Property			Walgreens - Sarasota, FL		1,715	2,572	451,317			8,300,000	8/26/2013	NAP	NAP
11.02	Property			Walgreens - Bradenton, FL		1,593	2,390	359,855			6,370,000	8/26/2013	NAP	NAP
11.03	Property			Walgreens - Lawrenceville, GA		1,512	2,268	318,479			5,650,000	8/21/2013	NAP	NAP
11.04	Property			Walgreens - Merritt Island, FL		1,512	2,268	346,948			6,300,000	8/31/2013	NAP	NAP
11.05	Property			Walgreens - Seminole, FL		1,593	2,390	309,722			5,080,000	8/24/2013	NAP	NAP
12	Loan		JLC	8670 Wilshire	9.4%	1,025	51,256	2,071,899	1.27	9.2%	33,500,000	8/23/2013	NAP	NAP
13	Loan	24, 25	JLC	Mariner’s Landing and 2401 Bert	9.9%	28,258	129,140	2,035,789	1.30	9.1%	29,800,000	Various	30,900,000	8/1/2014
13.01	Property			Mariner’s Landing		N/A	0	N/A			15,700,000	7/19/2013	16,800,000	8/1/2014
13.02	Property			2401 Bert Drive		N/A	0	N/A			14,100,000	7/22/2013	NAP	NAP
14	Loan	13	MC-Five Mile	Yamal Yidios Multifamily Portfolio	11.4%	374,904	0	1,844,766	1.34	9.5%	30,750,000	8/16/2013	30,850,000	Various
14.01	Property	13		Kirkwood Landing Apartments		100,584	0	577,960			7,850,000	8/16/2013	7,950,000	8/16/2013
14.02	Property			Valencia at Spring Branch		86,868	0	523,348			9,250,000	8/16/2013	NAP	NAP
14.03	Property			The Forest Apartments		73,152	0	386,449			6,350,000	8/16/2013	NAP	NAP
14.04	Property			Pine Creek Apartments		114,300	0	357,009			7,300,000	8/16/2013	NAP	NAP
15	Loan		CGMRC	McAllister Plaza	12.4%	28,533	324,600	1,882,482	1.57	10.5%	27,000,000	7/18/2013	NAP	NAP
16	Loan		RMF	Parkway and Parkgreen on Bellaire	10.5%	163,750	0	1,592,757	1.42	9.5%	22,490,000	8/19/2013	NAP	NAP
17	Loan		JLC	The Portland Paramount Hotel	17.4%	332,718	0	2,447,482	2.34	15.3%	36,400,000	6/27/2013	38,500,000	7/1/2016
18	Loan		JLC	Monterra Apartments	8.9%	90,472	0	1,302,261	1.31	8.3%	21,400,000	6/18/2013	NAP	NAP
19	Loan		JLC	Sail Pointe Apartments	8.9%	67,850	0	1,251,941	1.21	8.5%	19,300,000	7/10/2013	NAP	NAP
20	Loan		RMF	Villages on the River	9.0%	81,972	0	1,212,622	1.37	8.5%	20,400,000	9/18/2013	NAP	NAP
21	Loan		RMF	The Brittany	8.6%	52,500	0	1,161,123	1.24	8.2%	18,800,000	7/15/2013	NAP	NAP
22	Loan		JLC	Hilton Greenville	16.2%	407,574	0	1,759,029	1.80	13.1%	19,500,000	9/1/2013	NAP	NAP
23	Loan	13	GSMC	Wal-Mart Shadow Anchored Midwest Portfolio	12.0%	19,310	83,951	1,447,685	1.76	11.2%	18,175,000	Various	18,275,000	Various
23.01	Property			Evans Mills Shopping Center		5,750	23,482	440,600			5,850,000	9/5/2013	NAP	NAP
23.02	Property	13		Oak Grove Shopping Center		5,231	17,201	405,962			5,050,000	8/30/2013	5,150,000	8/30/2014
23.03	Property			Salem Shopping Center		4,405	23,383	303,693			3,700,000	8/30/2013	NAP	NAP
23.04	Property			Marion Shopping Center		3,924	19,885	297,430			3,575,000	8/30/2013	NAP	NAP
24	Loan		RMF	Candlewood	10.3%	72,000	0	1,250,462	1.48	9.8%	17,100,000	7/10/2013	NAP	NAP
25	Loan	26, 27	RMF	Related Home Depot	7.9%	0	0	2,146,389	1.60	7.9%	48,200,000	7/18/2013	NAP	NAP
26	Loan		JLC	Oaks at Holcomb Bridge	9.0%	36,400	0	1,052,813	1.20	8.7%	16,100,000	8/21/2013	NAP	NAP
27	Loan		JLC	Sanctuary at Winterlakes Apartments	10.0%	85,768	0	1,111,793	1.27	9.3%	16,000,000	9/6/2013	NAP	NAP
28	Loan		JLC	The Camp	9.9%	9,357	48,435	1,135,848	1.42	9.5%	20,500,000	8/14/2013	NAP	NAP
29	Loan		JLC	Park 41 Evansville	15.3%	86,586	205,964	1,539,393	1.75	12.8%	23,750,000	9/16/2013	NAP	NAP
30	Loan		GSMC	Bella Apartments	10.5%	95,400	0	1,143,963	1.56	9.7%	16,700,000	9/18/2013	NAP	NAP
31	Loan		JLC	5607-5625 Baum Boulevard	10.1%	17,768	71,072	1,089,595	1.27	9.3%	15,600,000	7/11/2013	NAP	NAP

GSMS 2013-GCJ16 Annex A

					Debt Yield on	Underwritten				Debt Yield on
Control	Loan /		Mortgage		Underwritten Net	Replacement /	Underwritten	Underwritten Net	Underwritten NCF	Underwritten			As Stabilized	As Stabilized
Number	Property Flag	Footnotes	Loan Seller	Property Name	Operating Income (%)	FF&E Reserve ($)	TI / LC ($)	Cash Flow ($)	DSCR (x) (4)	Net Cash Flow (%)	Appraised Value ($)	Appraisal Date	Appraised Value ($)	Appraisal Date
32	Loan	28, 29	JLC	Ball State Portfolio	11.1%	135,937	0	1,137,897	1.46	9.9%	16,770,000	6/17/2013	NAP	NAP
33	Loan	13	MC-Five Mile	Sheraton Four Points Hotel O’Hare	14.5%	311,354	0	1,352,432	1.54	11.8%	17,100,000	8/2/2013	20,600,000	9/1/2016
34	Loan		JLC	Village Manor	12.9%	39,672	0	1,343,428	1.86	12.6%	17,050,000	7/26/2013	NAP	NAP
35	Loan		JLC	Northlake Square SC	11.3%	20,645	27,431	1,134,048	1.47	10.8%	15,300,000	8/14/2013	NAP	NAP
36	Loan	30	GSMC	Wal-Mart Shadow Anchored Southeast Portfolio	12.0%	16,859	64,562	1,075,236	1.76	11.2%	12,800,000	Various	NAP	NAP
36.01	Property			Salisbury Shopping Center		4,719	17,892	380,496			4,600,000	9/1/2013	NAP	NAP
36.02	Property			Brewton Shopping Center		4,766	18,795	285,171			3,450,000	9/1/2013	NAP	NAP
36.03	Property			Selma Shopping Center		3,945	15,903	223,979			2,650,000	9/1/2013	NAP	NAP
36.04	Property			Dillon Shopping Center		3,429	11,972	185,590			2,100,000	9/2/2013	NAP	NAP
37	Loan		GSMC	Sweetwater Apartments	9.9%	48,400	0	858,395	1.45	9.3%	12,400,000	9/19/2013	NAP	NAP
38	Loan		MC-Five Mile	Saddleback MHC Portfolio	10.8%	29,250	0	906,567	1.45	10.4%	12,350,000	7/31/2013	NAP	NAP
38.01	Property			Countryside Estates MHP (Hays, KS)		10,450	0	273,160			3,600,000	7/31/2013	NAP	NAP
38.02	Property			Prairie Village MHP (Salina, KS)		6,200	0	244,853			3,100,000	7/31/2013	NAP	NAP
38.03	Property			Cedar Creek MHP (Salina, KS)		7,500	0	245,552			3,500,000	7/31/2013	NAP	NAP
38.04	Property			West Cloud MHP (Salina, KS)		5,100	0	143,002			2,150,000	7/31/2013	NAP	NAP
39	Loan	13	GSMC	Wal-Mart Shadow Anchored Central Portfolio	12.1%	16,095	66,213	920,012	1.75	11.1%	11,220,000	Various	11,460,000	Various
39.01	Property			Pryor Shopping Center		3,956	16,204	271,375			3,300,000	9/1/2013	NAP	NAP
39.02	Property	31		Malvern Shopping Center		5,708	24,138	239,011			3,200,000	9/3/2013	NAP	NAP
39.03	Property			Cortez Shopping Center		3,060	13,781	211,952			2,370,000	9/6/2013	NAP	NAP
39.04	Property	13		Enid Shopping Center		3,372	12,089	197,674			2,350,000	9/1/2013	2,590,000	3/1/2014
40	Loan		GSMC	Self Storage Plus Manassas	10.0%	10,697	0	790,612	1.50	9.9%	11,050,000	8/22/2013	NAP	NAP
41	Loan		RMF	Randolph Park	9.0%	38,000	0	684,981	1.29	8.6%	12,150,000	7/16/2013	NAP	NAP
42	Loan	13	RMF	Fairfield Inn & Suites	11.6%	97,362	0	831,066	1.41	10.4%	12,300,000	8/6/2013	13,100,000	9/1/2016
43	Loan		MC-Five Mile	Fairfield Inn, Ann Arbor	12.0%	115,600	0	768,263	1.51	10.5%	10,600,000	6/24/2013	NAP	NAP
44	Loan		GSMC	Summervale Apartments	10.9%	77,103	0	719,851	1.55	9.9%	10,900,000	8/28/2013	NAP	NAP
45	Loan		GSMC	McDonough Marketplace	11.6%	12,225	44,171	789,761	1.70	10.9%	9,700,000	6/11/2013	NAP	NAP
46	Loan		JLC	Plaza Vegas Business Park	12.6%	56,464	30,165	821,719	1.52	11.4%	12,740,000	8/29/2013	NAP	NAP
47	Loan	32	MC-Five Mile	Capitol View	11.0%	12,086	42,043	704,219	1.44	10.2%	9,200,000	8/12/2013	NAP	NAP
48	Loan		MC-Five Mile	Prestonwood Apartments	9.6%	38,500	0	606,936	1.30	9.0%	9,000,000	9/18/2013	NAP	NAP
49	Loan		JLC	University Garden Apartments	11.8%	109,242	0	659,050	1.39	10.1%	9,650,000	7/31/2013	NAP	NAP
50	Loan	13, 33	GSMC	Mozzo Apartments	8.7%	16,250	0	542,892	1.27	8.5%	9,500,000	8/2/2013	9,600,000	2/1/2014
51	Loan		CGMRC	Urbane Apartment Portfolio	10.8%	26,400	0	554,904	1.55	10.3%	7,820,000	Various	NAP	NAP
51.01	Property			Urbane on Center		9,300	0	212,935			3,000,000	7/11/2013	NAP	NAP
51.02	Property			Urbane on Crooks South		5,700	0	120,028			1,670,000	7/11/2013	NAP	NAP
51.03	Property			Urbane on Breckenridge		6,600	0	109,470			1,600,000	8/2/2013	NAP	NAP
51.04	Property			Urbane on Catalpa		4,800	0	112,470			1,550,000	7/11/2013	NAP	NAP
52	Loan	34	JLC	215 Ohio Street	10.6%	5,750	61,820	493,160	1.32	9.3%	7,400,000	6/7/2013	NAP	NAP
53	Loan		GSMC	Norton Commons	14.3%	22,763	50,434	669,943	1.91	12.9%	8,375,000	8/2/2013	NAP	NAP
54	Loan		MC-Five Mile	Westridge Business Center	11.0%	10,286	41,477	515,197	1.47	10.0%	7,860,000	6/6/2013	NAP	NAP
55	Loan		MC-Five Mile	Shops at Memorial Heights	9.7%	6,804	26,033	464,497	1.33	9.1%	7,200,000	3/13/2013	NAP	NAP
56	Loan	13	RMF	Key Lock Mini Storage	9.4%	12,983	0	467,363	1.37	9.2%	6,980,000	8/22/2013	8,910,000	1/22/2015
57	Loan	35	MC-Five Mile	Cinema Place	10.9%	10,586	61,485	472,937	1.39	9.5%	6,950,000	6/26/2013	NAP	NAP
58	Loan		JLC	Park 2000 Mini Storage	13.6%	25,740	0	654,617	1.74	13.1%	9,820,000	8/10/2013	NAP	NAP
59	Loan		MC-Five Mile	800 Wilcrest Drive	10.8%	15,120	58,991	422,615	1.38	9.2%	6,500,000	9/20/2013	NAP	NAP
60	Loan	13	MC-Five Mile	Meadowbrook & Volunteer Crossing	10.9%	21,517	62,388	406,786	1.34	9.0%	6,000,000	Various	6,280,000	Various
60.01	Property	13		Meadowbrook Shopping Center		11,853	27,535	239,247			3,350,000	8/5/2013	3,530,000	8/5/2014
60.02	Property	13		Volunteer Crossing Shopping Center		9,664	34,853	167,539			2,650,000	7/26/2013	2,750,000	7/26/2014
61	Loan		MC-Five Mile	Holiday Inn Express, Muncie	15.2%	76,280	0	609,008	1.84	13.5%	6,700,000	6/25/2013	NAP	NAP
62	Loan		MC-Five Mile	1122 Milledge Street	11.7%	26,836	38,878	441,230	1.49	10.2%	5,825,000	7/19/2013	NAP	NAP
63	Loan		MC-Five Mile	Broadway Festival Shopping Center	10.3%	4,107	27,320	390,638	1.40	9.6%	5,450,000	7/19/2013	NAP	NAP
64	Loan		JLC	257 West 17th Street	9.0%	1,317	18,000	340,347	1.28	8.5%	7,000,000	9/1/2013	NAP	NAP
65	Loan		MC-Five Mile	La Plaza Apartments	11.5%	41,400	0	418,765	1.44	10.5%	5,450,000	8/16/2013	NAP	NAP
66	Loan		MC-Five Mile	Gibson & Heritage MHCs	10.0%	6,100	0	374,243	1.52	9.8%	5,860,000	7/5/2013	NAP	NAP
67	Loan		MC-Five Mile	Timbers of Keegans Bayou	10.5%	40,280	0	352,373	1.37	9.4%	5,270,000	9/18/2013	NAP	NAP
68	Loan		CGMRC	Gappie Plaza	10.0%	6,473	14,933	343,048	1.42	9.4%	5,300,000	8/7/2013	NAP	NAP
69	Loan		MC-Five Mile	Forest View Apartments	11.4%	47,400	0	349,893	1.50	10.0%	5,200,000	7/18/2013	NAP	NAP
70	Loan		MC-Five Mile	Joyner Crossing	11.8%	10,000	33,089	369,811	1.43	10.6%	5,500,000	7/25/2013	NAP	NAP
71	Loan		RMF	Summerwood Self Storage	10.1%	6,037	0	338,319	1.48	10.0%	5,500,000	9/7/2013	NAP	NAP
72	Loan		JLC	Moores Mill Village Apartments	10.4%	51,129	0	301,077	1.21	8.9%	5,500,000	8/22/2013	NAP	NAP
73	Loan		MC-Five Mile	Archer Plaza	11.7%	7,951	24,551	353,203	1.55	10.7%	5,180,000	7/26/2013	NAP	NAP
74	Loan		CGMRC	Amsdell Madison Square Self Storage FL	9.9%	11,608	0	298,388	1.41	9.5%	4,200,000	7/26/2013	NAP	NAP
75	Loan		RMF	Timber Run Apartments	10.2%	31,680	0	285,157	1.31	9.2%	4,200,000	7/20/2013	NAP	NAP
76	Loan		CGMRC	Amsdell Great American Storage IL	10.0%	7,939	0	235,864	1.44	9.6%	3,700,000	7/31/2013	NAP	NAP
77	Loan		RMF	Gandy Shoppes	9.8%	4,176	12,655	219,343	1.37	9.1%	3,275,000	8/31/2013	NAP	NAP

GSMS 2013-GCJ16 Annex A

															Second
Control	Loan /		Mortgage		Cut-off Date	LTV Ratio						Largest Tenant	Largest Tenant	Second	Largest Tenant
Number	Property Flag	Footnotes	Loan Seller	Property Name	LTV Ratio (%)	at Maturity / ARD (%)	Occupancy (%) (5)	Occupancy Date	ADR ($)	RevPAR ($)	Largest Tenant	Sq Ft	Lease Expiration (6)	Largest Tenant	Sq Ft
1	Loan	8	GSMC	Windsor Court New Orleans	68.8%	57.3%	71.6%	7/31/2013	278.88	199.56	NAP			NAP
2	Loan	9, 10	CGMRC	Miracle Mile Shops	62.7%	58.0%	98.1%	7/3/2013	NAP	NAP	V Theater	30,883	12/31/2018	Saxe Theater	22,398
3	Loan	11, 12	JLC	Matrix MHC Portfolio	69.4%	66.2%	69.6%		NAP	NAP
3.01	Property			Westbridge Manor			58.7%	6/30/2013	NAP	NAP	NAP			NAP
3.02	Property			Westbrook			94.3%	6/30/2013	NAP	NAP	NAP			NAP
3.03	Property			Avon on the Lake			74.2%	6/30/2013	NAP	NAP	NAP			NAP
3.04	Property			Oakland Glens			58.2%	6/30/2013	NAP	NAP	NAP			NAP
3.05	Property			Green Park South			99.0%	6/30/2013	NAP	NAP	NAP			NAP
3.06	Property			Fairchild Lake			75.1%	6/30/2013	NAP	NAP	NAP			NAP
3.07	Property			Cranberry Lake			82.9%	6/30/2013	NAP	NAP	NAP			NAP
3.08	Property			Grand Blanc Crossing			53.6%	6/30/2013	NAP	NAP	NAP			NAP
3.09	Property			Holly Hills			63.6%	6/30/2013	NAP	NAP	NAP			NAP
3.10	Property			Royal Estates			81.4%	6/30/2013	NAP	NAP	NAP			NAP
3.11	Property			Old Orchard			70.0%	6/30/2013	NAP	NAP	NAP			NAP
4	Loan	13, 14	RMF	The Gates at Manhasset	43.5%	34.0%	100.0%	8/31/2013	NAP	NAP	Crate & Barrel	39,564	1/31/2017	Gap	15,936
5	Loan	13, 15, 16, 17	RMF	Walpole Shopping Mall	75.0%	63.7%	91.6%	7/31/2013	NAP	NAP	Kohl’s	102,445	6/30/2029	LA Fitness	45,000
6	Loan	13, 18	MC-Five Mile	Regency Portfolio	74.2%	61.3%	94.4%		NAP	NAP
6.01	Property			Prestonsburg Village			94.4%	8/14/2013	NAP	NAP	Wal-Mart Stores	77,090	9/6/2015	Big Lots	26,342
6.02	Property			Jackson Park			94.8%	8/14/2013	NAP	NAP	J.C. Penney	46,176	8/31/2016	Dollar General	8,012
6.03	Property			River Creek Village			94.2%	8/14/2013	NAP	NAP	Big Lots	35,730	6/24/2018	Goody’s	25,517
6.04	Property			Oak Station			98.2%	8/14/2013	NAP	NAP	Beall’s Outlet	30,000	4/30/2018	Big Lots	28,895
6.05	Property			Village Center			94.2%	8/14/2013	NAP	NAP	Orscheln Farm and Home LLC	42,280	5/31/2017	Jay C Plus	40,065
6.06	Property			Twin County Plaza			96.9%	8/14/2013	NAP	NAP	Magic Mart	90,273	1/31/2020	Tractor Supply Company	32,000
6.07	Property			Jackson Square			94.6%	8/14/2013	NAP	NAP	Pic-N-Save Supermarket	27,860	12/31/2021	Peebles	13,652
6.08	Property			Flint River Plaza			87.0%	8/14/2013	NAP	NAP	Harvey’s	22,197	8/31/2018	Fred’s	18,000
6.09	Property			Country Roads			100.0%	8/14/2013	NAP	NAP	Magic Mart	52,149	10/31/2019	Kroger Limited Partnership	24,036
6.10	Property			Village Square			91.9%	8/14/2013	NAP	NAP	Piggly Wiggly	25,000	5/31/2018	Hibbett Sports	5,000
6.11	Property			T&C Center			97.8%	8/14/2013	NAP	NAP	Roses	26,051	1/31/2015	Food Outlet	25,600
6.12	Property	13		Green Acres			75.7%	8/14/2013	NAP	NAP	Harvey’s	18,202	12/31/2018	Family Dollar	8,622
6.13	Property	13		Vancleave Center			88.6%	8/14/2013	NAP	NAP	Greer’s Food Tiger	18,400	10/31/2021	Family Dollar	7,000
6.14	Property	13		Quitman Center			90.0%	8/14/2013	NAP	NAP	Greer’s Food Tiger	19,000	10/31/2021	Family Dollar	7,500
7	Loan		JLC	Shadow Mountain Marketplace	70.4%	62.0%	96.0%	7/1/2013	NAP	NAP	Best Buy	45,000	1/31/2018	Ashley Furniture	35,853
8	Loan	19	GSMC	1245 16th Street	60.1%	60.1%	100.0%	8/1/2013	NAP	NAP	The Regents of the University of California	47,762	Various	Santa Monica Women’s Healthcare Associates	3,403
9	Loan	13, 20, 21	JLC	Walnut Creek Marriott	65.0%	56.3%	72.3%	9/30/2013	129.24	93.49	NAP			NAP
10	Loan	22	MC-Five Mile	University Tower	74.4%	68.6%	95.0%	7/1/2013	NAP	NAP	Duke University Health System (sublease from BCBS)	70,024	6/30/2014	Duke University Health System (direct lease)	36,268
11	Loan	23	RMF	Olympia Development Walgreens Portfolio	71.7%	71.7%	100.0%		NAP	NAP
11.01	Property			Walgreens - Sarasota, FL			100.0%	11/6/2013	NAP	NAP	Walgreens	17,145	7/31/2029	NAP
11.02	Property			Walgreens - Bradenton, FL			100.0%	11/6/2013	NAP	NAP	Walgreens	15,930	8/31/2028	NAP
11.03	Property			Walgreens - Lawrenceville, GA			100.0%	11/6/2013	NAP	NAP	Walgreens	15,120	8/31/2030	NAP
11.04	Property			Walgreens - Merritt Island, FL			100.0%	11/6/2013	NAP	NAP	Walgreens	15,120	8/31/2028	NAP
11.05	Property			Walgreens - Seminole, FL			100.0%	11/6/2013	NAP	NAP	Walgreens	15,930	10/31/2016	NAP
12	Loan		JLC	8670 Wilshire	67.2%	62.9%	93.9%	9/17/2013	NAP	NAP	Affinity Healthcare Management Group	19,774	8/31/2018	Specialty Surgical Center of BH, LP	15,000
13	Loan	24, 25	JLC	Mariner’s Landing and 2401 Bert	74.7%	63.8%	95.3%		NAP	NAP
13.01	Property			Mariner’s Landing			85.2%	6/1/2013	NAP	NAP	CP Shades	16,194	6/30/2017	All Over Marin Mini Storage	5,845
13.02	Property			2401 Bert Drive			100.0%	6/1/2013	NAP	NAP	Packaging Plus	175,325	6/30/2019	NAP
14	Loan	13	MC-Five Mile	Yamal Yidios Multifamily Portfolio	63.3%	56.3%	89.8%		NAP	NAP
14.01	Property	13		Kirkwood Landing Apartments			93.9%	8/5/2013	NAP	NAP	NAP			NAP
14.02	Property			Valencia at Spring Branch			87.7%	8/5/2013	NAP	NAP	NAP			NAP
14.03	Property			The Forest Apartments			91.7%	8/5/2013	NAP	NAP	NAP			NAP
14.04	Property			Pine Creek Apartments			86.7%	8/5/2013	NAP	NAP	NAP			NAP
15	Loan		CGMRC	McAllister Plaza	66.7%	56.7%	93.3%	6/30/2013	NAP	NAP	Travelers	44,311	10/31/2018	Pape Dawson Engineers	30,820
16	Loan		RMF	Parkway and Parkgreen on Bellaire	74.5%	66.4%	95.3%	8/2/2013	NAP	NAP	NAP			NAP
17	Loan		JLC	The Portland Paramount Hotel	43.9%	36.3%	80.1%	8/31/2013	141.46	113.25	NAP			NAP
18	Loan		JLC	Monterra Apartments	72.9%	69.6%	95.3%	7/24/2013	NAP	NAP	NAP			NAP
19	Loan		JLC	Sail Pointe Apartments	76.4%	67.4%	92.2%	7/9/2013	NAP	NAP	NAP			NAP
20	Loan		RMF	Villages on the River	70.3%	65.8%	90.7%	9/17/2013	NAP	NAP	NAP			NAP
21	Loan		RMF	The Brittany	75.0%	69.4%	94.8%	8/23/2013	NAP	NAP	NAP			NAP
22	Loan		JLC	Hilton Greenville	68.7%	61.5%	70.5%	8/31/2013	101.71	71.66	NAP			NAP
23	Loan	13	GSMC	Wal-Mart Shadow Anchored Midwest Portfolio	71.2%	58.0%	95.9%		NAP	NAP
23.01	Property			Evans Mills Shopping Center			100.0%	10/9/2013	NAP	NAP	Dollar Tree	10,000	9/30/2017	Panda Buffet	6,000
23.02	Property	13		Oak Grove Shopping Center			84.7%	10/9/2013	NAP	NAP	China Buffet	5,528	8/30/2017	Don Pancho	4,000
23.03	Property			Salem Shopping Center			100.0%	10/9/2013	NAP	NAP	Dollar Tree	8,000	6/30/2017	Shoe Show	4,700
23.04	Property			Marion Shopping Center			100.0%	10/9/2013	NAP	NAP	Dollar Tree	8,000	4/30/2017	Maurice’s	4,500
24	Loan		RMF	Candlewood	74.9%	69.3%	90.3%	8/23/2013	NAP	NAP	NAP			NAP
25	Loan	26, 27	RMF	Related Home Depot	56.0%	56.0%	100.0%	11/6/2013	NAP	NAP	Home Depot	135,000	12/30/2026	NAP
26	Loan		JLC	Oaks at Holcomb Bridge	75.5%	66.9%	97.7%	8/27/2013	NAP	NAP	NAP			NAP
27	Loan		JLC	Sanctuary at Winterlakes Apartments	75.0%	66.6%	95.4%	8/31/2013	NAP	NAP	NAP			NAP
28	Loan		JLC	The Camp	58.5%	54.2%	100.0%	7/31/2013	NAP	NAP	SEED / Patagonia	9,580	11/30/2021	Mesa	6,239
29	Loan		JLC	Park 41 Evansville	50.5%	43.1%	89.9%	8/30/2013	NAP	NAP	Park 41 Logistics (GAF) - Indoor	350,000	7/14/2016	CrossPoint Polymer Technologies (CPPT)	232,000
30	Loan		GSMC	Bella Apartments	70.4%	64.6%	91.8%	9/9/2013	NAP	NAP	NAP			NAP
31	Loan		JLC	5607-5625 Baum Boulevard	75.0%	66.8%	93.2%	9/17/2013	NAP	NAP	University of Pittsburgh of the Commonwealth System of Higher Education	30,624	6/30/2019	Aldi Inc.	18,148

GSMS 2013-GCJ16 Annex A

															Second
Control	Loan /		Mortgage		Cut-off Date	LTV Ratio						Largest Tenant	Largest Tenant	Second	Largest Tenant
Number	Property Flag	Footnotes	Loan Seller	Property Name	LTV Ratio (%)	at Maturity / ARD (%)	Occupancy (%) (5)	Occupancy Date	ADR ($)	RevPAR ($)	Largest Tenant	Sq Ft	Lease Expiration (6)	Largest Tenant	Sq Ft
32	Loan	28, 29	JLC	Ball State Portfolio	68.7%	61.4%	87.3%	7/16/2013	NAP	NAP	NAP			NAP
33	Loan	13	MC-Five Mile	Sheraton Four Points Hotel O’Hare	67.3%	43.0%	86.5%	7/31/2013	76.34	66.04	NAP			NAP
34	Loan		JLC	Village Manor	62.7%	52.3%	83.6%	8/22/2013	NAP	NAP	NAP			NAP
35	Loan		JLC	Northlake Square SC	68.6%	58.5%	96.7%	7/2/2013	NAP	NAP	Best Buy	52,644	1/31/2015	Lucky Key Restaurant	5,606
36	Loan	30	GSMC	Wal-Mart Shadow Anchored Southeast Portfolio	75.0%	61.4%	93.2%		NAP	NAP
36.01	Property			Salisbury Shopping Center			100.0%	10/9/2013	NAP	NAP	Dental Care Partners	4,200	5/31/2018	Salsa Mexican Restaurant	4,000
36.02	Property			Brewton Shopping Center			89.7%	10/9/2013	NAP	NAP	Dollar Tree	8,000	7/31/2014	Hibbett Sports	5,000
36.03	Property			Selma Shopping Center			93.2%	10/9/2013	NAP	NAP	Dollar Tree	8,000	1/31/2019	Cato	4,420
36.04	Property			Dillon Shopping Center			88.9%	10/9/2013	NAP	NAP	Dollar Tree	8,000	1/31/2019	Cato	4,000
37	Loan		GSMC	Sweetwater Apartments	74.2%	69.7%	96.6%	9/18/2013	NAP	NAP	NAP			NAP
38	Loan		MC-Five Mile	Saddleback MHC Portfolio	70.4%	59.7%	73.2%		NAP	NAP
38.01	Property			Countryside Estates MHP (Hays, KS)			69.4%	10/2/2013	NAP	NAP	NAP			NAP
38.02	Property			Prairie Village MHP (Salina, KS)			79.8%	10/2/2013	NAP	NAP	NAP			NAP
38.03	Property			Cedar Creek MHP (Salina, KS)			73.3%	10/2/2013	NAP	NAP	NAP			NAP
38.04	Property			West Cloud MHP (Salina, KS)			72.5%	10/2/2013	NAP	NAP	NAP			NAP
39	Loan	13	GSMC	Wal-Mart Shadow Anchored Central Portfolio	73.8%	59.2%	91.4%		NAP	NAP
39.01	Property			Pryor Shopping Center			93.9%	10/9/2013	NAP	NAP	Shoe Show	4,480	9/30/2015	Cato	4,160
39.02	Property	31		Malvern Shopping Center			90.3%	10/9/2013	NAP	NAP	Dollar Tree	10,000	1/31/2016	Hibbett Sports	5,000
39.03	Property			Cortez Shopping Center			100.0%	10/9/2013	NAP	NAP	Dollar Tree	8,000	1/31/2016	Hibbett Sports	4,800
39.04	Property	13		Enid Shopping Center			82.6%	10/9/2013	NAP	NAP	Dollar Tree	9,740	2/28/2015	GameStop	3,000
40	Loan		GSMC	Self Storage Plus Manassas	72.3%	59.9%	89.1%	8/31/2013	NAP	NAP	NAP			NAP
41	Loan		RMF	Randolph Park	65.8%	60.9%	92.1%	8/23/2013	NAP	NAP	NAP			NAP
42	Loan	13	RMF	Fairfield Inn & Suites	64.9%	46.5%	73.6%	5/31/2013	84.87	62.50	NAP			NAP
43	Loan		MC-Five Mile	Fairfield Inn, Ann Arbor	69.2%	58.2%	72.1%	5/31/2013	99.63	71.81	NAP			NAP
44	Loan		GSMC	Summervale Apartments	67.0%	57.8%	90.3%	8/31/2013	NAP	NAP	NAP			NAP
45	Loan		GSMC	McDonough Marketplace	75.0%	64.8%	93.4%	9/18/2013	NAP	NAP	Office Depot	20,584	6/30/2016	Cracker Barrel	10,000
46	Loan		JLC	Plaza Vegas Business Park	56.4%	43.3%	72.2%	8/31/2013	NAP	NAP	Cashman Professional	17,454	5/31/2016	Beverly Hills Rent-A-Car	9,440
47	Loan	32	MC-Five Mile	Capitol View	74.9%	63.3%	100.0%	8/28/2013	NAP	NAP	Gregory & Appel	30,000	1/1/2026	Superior Oil Company	8,366
48	Loan		MC-Five Mile	Prestonwood Apartments	75.0%	62.9%	94.8%	9/24/2013	NAP	NAP	NAP			NAP
49	Loan		JLC	University Garden Apartments	67.6%	57.5%	92.2%	7/31/2013	NAP	NAP	NAP			NAP
50	Loan	13, 33	GSMC	Mozzo Apartments	67.3%	55.4%	100.0%	9/15/2013	NAP	NAP	NAP			NAP
51	Loan		CGMRC	Urbane Apartment Portfolio	68.9%	57.2%	96.6%		NAP	NAP
51.01	Property			Urbane on Center			93.5%	7/1/2013	NAP	NAP	NAP			NAP
51.02	Property			Urbane on Crooks South			100.0%	7/1/2013	NAP	NAP	NAP			NAP
51.03	Property			Urbane on Breckenridge			100.0%	7/1/2013	NAP	NAP	NAP			NAP
51.04	Property			Urbane on Catalpa			93.8%	7/1/2013	NAP	NAP	NAP			NAP
52	Loan	34	JLC	215 Ohio Street	71.5%	60.4%	100.0%	8/1/2013	NAP	NAP	Enrgi Fitness	8,300	5/31/2024	Mirus Futures	7,196
53	Loan		GSMC	Norton Commons	61.9%	54.2%	98.0%	7/10/2013	NAP	NAP	Burke’s Outlet	30,000	1/31/2018	rue21	5,029
54	Loan		MC-Five Mile	Westridge Business Center	65.6%	54.9%	100.0%	8/15/2013	NAP	NAP	Home Care Medical	49,299	9/1/2019	LoDuca Brothers	28,567
55	Loan		MC-Five Mile	Shops at Memorial Heights	71.2%	59.6%	100.0%	6/30/2013	NAP	NAP	Texadelphia	3,150	12/30/2021	T&L Dental Profession	2,100
56	Loan	13	RMF	Key Lock Mini Storage	73.0%	47.5%	88.7%	9/30/2013	NAP	NAP	NAP			NAP
57	Loan	35	MC-Five Mile	Cinema Place	71.9%	60.0%	92.4%	10/1/2013	NAP	NAP	Century Theaters Inc	35,080	10/31/2023	Kokyo Sushi	5,613
58	Loan		JLC	Park 2000 Mini Storage	50.8%	39.0%	84.8%	6/30/2013	NAP	NAP	NAP			NAP
59	Loan		MC-Five Mile	800 Wilcrest Drive	70.8%	58.7%	92.6%	8/1/2013	NAP	NAP	Brilliant Energy, LLC	10,665	1/31/2014	G&W Systems Consulting	7,024
60	Loan	13	MC-Five Mile	Meadowbrook & Volunteer Crossing	75.0%	59.7%	93.3%		NAP	NAP
60.01	Property	13		Meadowbrook Shopping Center			88.5%	4/17/2013	NAP	NAP	Big Lots	30,000	1/31/2019	Family Dollar	11,650
60.02	Property	13		Volunteer Crossing Shopping Center			98.2%	4/17/2013	NAP	NAP	Big Lots	37,500	1/31/2017	CC Dickson	10,800
61	Loan		MC-Five Mile	Holiday Inn Express, Muncie	67.2%	51.1%	72.9%	5/31/2013	92.98	67.77	NAP			NAP
62	Loan		MC-Five Mile	1122 Milledge Street	74.6%	62.4%	100.0%	9/9/2013	NAP	NAP	Boles Parts Supply	267,000	12/31/2022	NAP
63	Loan		MC-Five Mile	Broadway Festival Shopping Center	74.9%	69.7%	100.0%	7/1/2013	NAP	NAP	Sleepy’s Mattress	8,625	11/30/2020	Pier 1 Imports	7,000
64	Loan		JLC	257 West 17th Street	57.1%	49.8%	100.0%	8/5/2013	NAP	NAP	BBP Fitness LLC	13,168	1/31/2023	NAP
65	Loan		MC-Five Mile	La Plaza Apartments	73.3%	62.0%	95.7%	8/13/2013	NAP	NAP	NAP			NAP
66	Loan		MC-Five Mile	Gibson & Heritage MHCs	64.8%	53.4%	100.0%	8/14/2013	NAP	NAP	NAP			NAP
67	Loan		MC-Five Mile	Timbers of Keegans Bayou	71.2%	59.6%	90.8%	10/10/2013	NAP	NAP	NAP			NAP
68	Loan		CGMRC	Gappie Plaza	68.8%	57.1%	90.5%	6/30/2013	NAP	NAP	Bank One	8,334	4/30/2023	VoiceStream Wireless/T-Mobile	2,638
69	Loan		MC-Five Mile	Forest View Apartments	67.3%	61.2%	95.6%	9/10/2013	NAP	NAP	NAP			NAP
70	Loan		MC-Five Mile	Joyner Crossing	63.6%	52.3%	97.5%	7/31/2013	NAP	NAP	Food Lion	33,807	6/17/2023	Family Dollar	8,000
71	Loan		RMF	Summerwood Self Storage	61.8%	51.4%	77.8%	10/1/2013	NAP	NAP	NAP			NAP
72	Loan		JLC	Moores Mill Village Apartments	61.8%	52.7%	90.6%	8/27/2013	NAP	NAP	NAP			NAP
73	Loan		MC-Five Mile	Archer Plaza	63.6%	59.3%	100.0%	7/1/2013	NAP	NAP	Peaches Boutique	19,708	6/30/2020	7-Eleven	3,233
74	Loan		CGMRC	Amsdell Madison Square Self Storage FL	74.8%	62.4%	91.6%	7/25/2013	NAP	NAP	NAP			NAP
75	Loan		RMF	Timber Run Apartments	73.8%	62.9%	93.3%	8/2/2013	NAP	NAP	NAP			NAP
76	Loan		CGMRC	Amsdell Great American Storage IL	66.2%	56.4%	96.9%	7/31/2013	NAP	NAP	NAP			NAP
77	Loan		RMF	Gandy Shoppes	73.9%	61.2%	100.0%	7/1/2013	NAP	NAP	Mattress Firm	3,565	4/30/2018	Qdoba Grill	2,200

GSMS 2013-GCJ16 Annex A

					Second		Third	Third		Fourth	Fourth		Fifth
Control	Loan /		Mortgage		Largest Tenant	Third	Largest Tenant	Largest Tenant	Fourth	Largest Tenant	Largest Tenant	Fifth	Largest Tenant
Number	Property Flag	Footnotes	Loan Seller	Property Name	Lease Expiration (6)	Largest Tenant	Sq Ft	Lease Expiration (6)	Largest Tenant	Sq Ft	Lease Expiration (6)	Largest Tenant	Sq Ft
1	Loan	8	GSMC	Windsor Court New Orleans		NAP			NAP			NAP
2	Loan	9, 10	CGMRC	Miracle Mile Shops	6/30/2020	Gap/Gap Kids/Baby Gap	20,872	8/31/2015	Playing Field Race & Sports Book	19,647	7/31/2025	Cheeseburger Las Vegas	15,940
3	Loan	11, 12	JLC	Matrix MHC Portfolio
3.01	Property			Westbridge Manor		NAP			NAP			NAP
3.02	Property			Westbrook		NAP			NAP			NAP
3.03	Property			Avon on the Lake		NAP			NAP			NAP
3.04	Property			Oakland Glens		NAP			NAP			NAP
3.05	Property			Green Park South		NAP			NAP			NAP
3.06	Property			Fairchild Lake		NAP			NAP			NAP
3.07	Property			Cranberry Lake		NAP			NAP			NAP
3.08	Property			Grand Blanc Crossing		NAP			NAP			NAP
3.09	Property			Holly Hills		NAP			NAP			NAP
3.10	Property			Royal Estates		NAP			NAP			NAP
3.11	Property			Old Orchard		NAP			NAP			NAP
4	Loan	13, 14	RMF	The Gates at Manhasset	1/31/2022	Urban Outfitters	10,859	1/31/2022	Banana Republic	8,044	1/31/2024	Abercrombie & Fitch	6,313
5	Loan	13, 15, 16, 17	RMF	Walpole Shopping Mall	10/31/2028	Office Max	28,427	1/31/2015	Barnes & Noble	27,831	1/31/2019	Joann Fabric	24,760
6	Loan	13, 18	MC-Five Mile	Regency Portfolio
6.01	Property			Prestonsburg Village	12/31/2013	Save-A-Lot	20,238	9/30/2018	Goodwill	11,963	11/30/2017	Dollar Tree	8,083
6.02	Property			Jackson Park	9/30/2014	Hibbett Sports	7,761	6/30/2016	American Rental	6,982	8/31/2016	Buffet China	6,217
6.03	Property			River Creek Village	1/31/2021	Aldi’s	13,632	1/31/2021	Dollar General	8,000	10/31/2013	American Rental	5,988
6.04	Property			Oak Station	1/31/2015	Fred’s	23,900	2/28/2015	CitiTrends	19,200	5/31/2016	Save-A-Lot	14,000
6.05	Property			Village Center	9/30/2017	Goody’s	23,652	1/31/2021	Dollar Tree	8,470	8/31/2016	Rent-A-Center	4,947
6.06	Property			Twin County Plaza	6/30/2017	Lincare	8,470	8/31/2014	Cato	6,000	1/31/2014	A Plus Rentals	4,000
6.07	Property			Jackson Square	7/31/2014	Rent-A-Center	8,100	7/31/2018	Dollar Tree	8,000	1/31/2017	Factory Connection	6,000
6.08	Property			Flint River Plaza	5/31/2015	Farmer’s Furniture	12,000	5/31/2015	Family Dollar	7,000	1/31/2014	Papa’s Pizza to Go	2,700
6.09	Property			Country Roads	5/31/2018	First Community Bank	2,060	11/30/2014	NAP			NAP
6.10	Property			Village Square	7/31/2015	Pizza Inn	4,890	3/31/2015	Baber’s, Inc.	3,900	6/30/2015	The Video Center	3,300
6.11	Property			T&C Center	9/30/2017	Beckham’s Pharmacy	3,600	1/31/2016	Fox’s Pizza Den	3,200	1/31/2015	Sports Plus	2,800
6.12	Property	13		Green Acres	12/31/2016	NAP			NAP			NAP
6.13	Property	13		Vancleave Center	12/31/2017	Smokey’s Tobacco Store	2,400	2/28/2016	Subway	2,400	4/30/2017	YoursMine@Ours	1,561
6.14	Property	13		Quitman Center	12/31/2013	Baber’s, Inc.	3,600	8/31/2013	Southern Sass	1,200	7/31/2014	NAP
7	Loan		JLC	Shadow Mountain Marketplace	3/31/2019	SteinMart	28,000	11/30/2017	Walgreens	14,820	12/31/2082	Chili’s	5,903
8	Loan	19	GSMC	1245 16th Street	2/16/2016	Dr. Mark I. Handelsman aka Herbert A. Binder D.D.S.	1,857	6/30/2014	Dr. Richard F. Levy	1,838	9/30/2014	Melinda W. Pruitt D.D.S.	1,793
9	Loan	13, 20, 21	JLC	Walnut Creek Marriott		NAP			NAP			NAP
10	Loan	22	MC-Five Mile	University Tower	2/28/2018	Jenkins, Wilson, Taylor & Hunt	11,725	12/31/2016	Wells Fargo Advisors	11,233	3/31/2015	University Club of Durham	10,684
11	Loan	23	RMF	Olympia Development Walgreens Portfolio
11.01	Property			Walgreens - Sarasota, FL		NAP			NAP			NAP
11.02	Property			Walgreens - Bradenton, FL		NAP			NAP			NAP
11.03	Property			Walgreens - Lawrenceville, GA		NAP			NAP			NAP
11.04	Property			Walgreens - Merritt Island, FL		NAP			NAP			NAP
11.05	Property			Walgreens - Seminole, FL		NAP			NAP			NAP
12	Loan		JLC	8670 Wilshire	7/31/2020	Mink Radiologic Imaging	5,502	1/31/2018	Screening Services Group, LLC	2,731	12/31/2018	Symbion ARC Support Services	1,879
13	Loan	24, 25	JLC	Mariner’s Landing and 2401 Bert
13.01	Property			Mariner’s Landing	5/31/2014	Mark Keller	4,400	12/31/2013	All Over Marin Mini Storage1	3,220	5/31/2018	Somersault Snack Co.	2,966
13.02	Property			2401 Bert Drive		NAP			NAP			NAP
14	Loan	13	MC-Five Mile	Yamal Yidios Multifamily Portfolio
14.01	Property	13		Kirkwood Landing Apartments		NAP			NAP			NAP
14.02	Property			Valencia at Spring Branch		NAP			NAP			NAP
14.03	Property			The Forest Apartments		NAP			NAP			NAP
14.04	Property			Pine Creek Apartments		NAP			NAP			NAP
15	Loan		CGMRC	McAllister Plaza	8/31/2014	BP Exploration & Production	16,400	12/31/2016	Sedwick Claims Management	12,269	12/31/2014	Gehan Homes, Ltd.	8,534
16	Loan		RMF	Parkway and Parkgreen on Bellaire		NAP			NAP			NAP
17	Loan		JLC	The Portland Paramount Hotel		NAP			NAP			NAP
18	Loan		JLC	Monterra Apartments		NAP			NAP			NAP
19	Loan		JLC	Sail Pointe Apartments		NAP			NAP			NAP
20	Loan		RMF	Villages on the River		NAP			NAP			NAP
21	Loan		RMF	The Brittany		NAP			NAP			NAP
22	Loan		JLC	Hilton Greenville		NAP			NAP			NAP
23	Loan	13	GSMC	Wal-Mart Shadow Anchored Midwest Portfolio
23.01	Property			Evans Mills Shopping Center	1/31/2018	Shoe Show	4,700	11/30/2018	Cato	3,900	1/31/2018	Verizon Wireless	2,500
23.02	Property	13		Oak Grove Shopping Center	7/31/2017	Cato	4,000	1/31/2018	Shoe Show	3,440	8/31/2017	Fort Campbell Federal Credit Union	3,200
23.03	Property			Salem Shopping Center	8/31/2018	Cato	3,600	1/31/2018	El Rancherito	3,200	1/31/2019	Cottonwood Financial	1,600
23.04	Property			Marion Shopping Center	5/1/2017	Don Taco	3,200	8/31/2018	New Cingular Wireless	2,800	4/30/2015	Avon	1,600
24	Loan		RMF	Candlewood		NAP			NAP			NAP
25	Loan	26, 27	RMF	Related Home Depot		NAP			NAP			NAP
26	Loan		JLC	Oaks at Holcomb Bridge		NAP			NAP			NAP
27	Loan		JLC	Sanctuary at Winterlakes Apartments		NAP			NAP			NAP
28	Loan		JLC	The Camp	7/31/2014	Active Ride Shop	5,172	2/1/2019	Bikram Yoga	3,899	7/31/2015	Native Foods	3,016
29	Loan		JLC	Park 41 Evansville	7/31/2021	SRG Global	208,141	11/1/2016	Sugar Steel Corporation	125,000	1/1/2019	Berry Plastics	106,524
30	Loan		GSMC	Bella Apartments		NAP			NAP			NAP
31	Loan		JLC	5607-5625 Baum Boulevard	5/31/2033	Intermedix Corporation	14,719	8/31/2020	Crazy Mocha Coffee Company	2,718	8/31/2023	NAP

GSMS 2013-GCJ16 Annex A

					Second		Third	Third		Fourth	Fourth		Fifth
Control	Loan /		Mortgage		Largest Tenant	Third	Largest Tenant	Largest Tenant	Fourth	Largest Tenant	Largest Tenant	Fifth	Largest Tenant
Number	Property Flag	Footnotes	Loan Seller	Property Name	Lease Expiration (6)	Largest Tenant	Sq Ft	Lease Expiration (6)	Largest Tenant	Sq Ft	Lease Expiration (6)	Largest Tenant	Sq Ft
32	Loan	28, 29	JLC	Ball State Portfolio		NAP			NAP			NAP
33	Loan	13	MC-Five Mile	Sheraton Four Points Hotel O’Hare		NAP			NAP			NAP
34	Loan		JLC	Village Manor		NAP			NAP			NAP
35	Loan		JLC	Northlake Square SC	12/31/2015	Catherine’s	4,160	2/29/2016	Shoeland Group	3,640	7/31/2017	Mellow Mushroom	3,618
36	Loan	30	GSMC	Wal-Mart Shadow Anchored Southeast Portfolio
36.01	Property			Salisbury Shopping Center	8/31/2016	Cato	3,900	1/31/2017	City Nails & Spa	3,200	12/31/2017	It’s Fashion	3,200
36.02	Property			Brewton Shopping Center	10/31/2014	Cato	3,900	1/31/2015	Amedisys	2,800	1/14/2016	Wine & Liquor	2,020
36.03	Property			Selma Shopping Center	1/31/2014	Sally Beauty	2,550	1/31/2016	CitiFinancial	2,125	11/30/2015	GameStop	1,800
36.04	Property			Dillon Shopping Center	1/31/2019	Nail Salon	1,600	10/31/2014	Japanese Restaurant	1,600	1/31/2019	Papa John’s Pizza	1,600
37	Loan		GSMC	Sweetwater Apartments		NAP			NAP			NAP
38	Loan		MC-Five Mile	Saddleback MHC Portfolio
38.01	Property			Countryside Estates MHP (Hays, KS)		NAP			NAP			NAP
38.02	Property			Prairie Village MHP (Salina, KS)		NAP			NAP			NAP
38.03	Property			Cedar Creek MHP (Salina, KS)		NAP			NAP			NAP
38.04	Property			West Cloud MHP (Salina, KS)		NAP			NAP			NAP
39	Loan	13	GSMC	Wal-Mart Shadow Anchored Central Portfolio
39.01	Property			Pryor Shopping Center	1/31/2015	Summit PT	4,000	10/31/2017	Billy Sims BBQ	2,467	9/30/2017	Verizon	2,000
39.02	Property	31		Malvern Shopping Center	MTM	Rent-A-Center	4,787	1/31/2016	Cato	3,900	1/31/2016	Larry’s Pizza	3,500
39.03	Property			Cortez Shopping Center	9/30/2015	Alltel Communications	2,400	3/31/2017	GameStop	1,600	1/31/2016	Rocky Mountain Choc	1,200
39.04	Property	13		Enid Shopping Center	1/31/2014	Nail Salon	2,000	4/30/2015	US Cellular	1,500	3/31/2015	Advanced American	1,500
40	Loan		GSMC	Self Storage Plus Manassas		NAP			NAP			NAP
41	Loan		RMF	Randolph Park		NAP			NAP			NAP
42	Loan	13	RMF	Fairfield Inn & Suites		NAP			NAP			NAP
43	Loan		MC-Five Mile	Fairfield Inn, Ann Arbor		NAP			NAP			NAP
44	Loan		GSMC	Summervale Apartments		NAP			NAP			NAP
45	Loan		GSMC	McDonough Marketplace	12/1/2017	Dollar Tree	9,500	8/31/2018	Sunny Beauty Supply	4,200	8/31/2014	Rent-A-Center	3,500
46	Loan		JLC	Plaza Vegas Business Park	12/31/2013	State of Nevada	8,153	10/31/2018	Tiarra	7,796	8/31/2018	L&R Finishing	5,139
47	Loan	32	MC-Five Mile	Capitol View	1/31/2017	CMID	7,849	2/28/2017	Starbucks	7,338	2/28/2017	Sherck, Hussey CPA’s	4,578
48	Loan		MC-Five Mile	Prestonwood Apartments		NAP			NAP			NAP
49	Loan		JLC	University Garden Apartments		NAP			NAP			NAP
50	Loan	13, 33	GSMC	Mozzo Apartments		NAP			NAP			NAP
51	Loan		CGMRC	Urbane Apartment Portfolio
51.01	Property			Urbane on Center		NAP			NAP			NAP
51.02	Property			Urbane on Crooks South		NAP			NAP			NAP
51.03	Property			Urbane on Breckenridge		NAP			NAP			NAP
51.04	Property			Urbane on Catalpa		NAP			NAP			NAP
52	Loan	34	JLC	215 Ohio Street	9/30/2015	Alliance Chicago	7,196	10/31/2015	Channel Clarity	7,196	1/31/2016	Channel Clarity (Sub to Single Hop)	7,196
53	Loan		GSMC	Norton Commons	1/31/2015	Hibbett Sports	5,003	1/31/2016	Radio Shack	5,000	12/31/2015	Shoe Show	4,957
54	Loan		MC-Five Mile	Westridge Business Center	8/31/2028	Ernst Company	24,993	5/31/2017	NAP			NAP
55	Loan		MC-Five Mile	Shops at Memorial Heights	5/31/2023	Absolve Wine Lounge	1,750	7/31/2014	Quiznos Classic Subs	1,400	10/31/2016	Parkview Nails	1,400
56	Loan	13	RMF	Key Lock Mini Storage		NAP			NAP			NAP
57	Loan	35	MC-Five Mile	Cinema Place	6/1/2018	Red Rocket Grill	2,000	3/31/2024	Copy Mat	1,700	12/31/2018	Yogurt Hill	1,197
58	Loan		JLC	Park 2000 Mini Storage		NAP			NAP			NAP
59	Loan		MC-Five Mile	800 Wilcrest Drive	7/30/2016	Spartek Systems	5,207	4/30/2016	Trelleborg Sealing Solutions	4,173	8/31/2015	Kindee Oil & Gas Texas, LLC	3,248
60	Loan	13	MC-Five Mile	Meadowbrook & Volunteer Crossing
60.01	Property	13		Meadowbrook Shopping Center	12/31/2016	24/30 Surplus Discount	10,750	10/31/2014	Rent-A-Center	4,300	2/28/2017	Papa John’s Pizza	1,500
60.02	Property	13		Volunteer Crossing Shopping Center	3/31/2018	Grand Slam	7,281	8/31/2017	Rent-A-Center	5,400	2/28/2015	Swisher Hygiene	2,298
61	Loan		MC-Five Mile	Holiday Inn Express, Muncie		NAP			NAP			NAP
62	Loan		MC-Five Mile	1122 Milledge Street		NAP			NAP			NAP
63	Loan		MC-Five Mile	Broadway Festival Shopping Center	4/30/2015	Rent-A-Center	2,595	5/31/2015	Dr. Chou Medical Practice	1,480	5/31/2016	Americash Loans	1,448
64	Loan		JLC	257 West 17th Street		NAP			NAP			NAP
65	Loan		MC-Five Mile	La Plaza Apartments		NAP			NAP			NAP
66	Loan		MC-Five Mile	Gibson & Heritage MHCs		NAP			NAP			NAP
67	Loan		MC-Five Mile	Timbers of Keegans Bayou		NAP			NAP			NAP
68	Loan		CGMRC	Gappie Plaza	1/31/2016	Chicago Computer Club	2,262	4/30/2016	Mena’s Hair Design, Inc.	1,998	3/31/2015	Pauletta Young, D.D.S.	1,479
69	Loan		MC-Five Mile	Forest View Apartments		NAP			NAP			NAP
70	Loan		MC-Five Mile	Joyner Crossing	12/31/2015	Eastern NC Medical	3,900	9/30/2014	Rainbow Chinese	1,300	11/30/2013	Family Eye Care	1,300
71	Loan		RMF	Summerwood Self Storage		NAP			NAP			NAP
72	Loan		JLC	Moores Mill Village Apartments		NAP			NAP			NAP
73	Loan		MC-Five Mile	Archer Plaza	3/31/2018	Radio Shack	2,211	4/30/2014	Pizza Hut	1,475	11/21/2016	Subway	1,365
74	Loan		CGMRC	Amsdell Madison Square Self Storage FL		NAP			NAP			NAP
75	Loan		RMF	Timber Run Apartments		NAP			NAP			NAP
76	Loan		CGMRC	Amsdell Great American Storage IL		NAP			NAP			NAP
77	Loan		RMF	Gandy Shoppes	9/30/2019	GameStop	2,023	5/31/2016	T-Mobile	1,581	11/30/2020	Domino’s Pizza	1,276

GSMS 2013-GCJ16 Annex A

					Fifth	Environmental		Environmental				Earthquake
Control	Loan /		Mortgage		Largest Tenant	Phase I	Environmental	Phase II	Engineering	Seismic		Insurance	Upfront RE	Ongoing RE	Upfront	Ongoing
Number	Property Flag	Footnotes	Loan Seller	Property Name	Lease Expiration (6)	Report Date	Phase II	Report Date	Report Date	Report Date	PML or SEL (%)	Required	Tax Reserve ($)	Tax Reserve ($)	Insurance Reserve ($)	Insurance Reserve ($)
1	Loan	8	GSMC	Windsor Court New Orleans		8/26/2013	No	NAP	8/23/2013	NAP	NAP	No	425,613	47,290	0	0
2	Loan	9, 10	CGMRC	Miracle Mile Shops	10/31/2016	7/18/2013	No	NAP	7/17/2013	NAP	NAP	No	508,750	169,583	0	0
3	Loan	11, 12	JLC	Matrix MHC Portfolio								No	100,000	150,500	0	36,100
3.01	Property			Westbridge Manor		7/8/2013	No	NAP	7/2/2013	NAP	NAP	No
3.02	Property			Westbrook		7/2/2013	No	NAP	7/2/2013	NAP	NAP	No
3.03	Property			Avon on the Lake		7/3/2013	No	NAP	7/2/2013	NAP	NAP	No
3.04	Property			Oakland Glens		7/8/2013	No	NAP	7/2/2013	NAP	NAP	No
3.05	Property			Green Park South		7/2/2013	No	NAP	7/2/2013	NAP	NAP	No
3.06	Property			Fairchild Lake		7/2/2013	No	NAP	7/2/2013	NAP	NAP	No
3.07	Property			Cranberry Lake		7/8/2013	No	NAP	7/2/2013	NAP	NAP	No
3.08	Property			Grand Blanc Crossing		7/3/2013	No	NAP	7/2/2013	NAP	NAP	No
3.09	Property			Holly Hills		7/3/2013	No	NAP	7/2/2013	NAP	NAP	No
3.10	Property			Royal Estates		7/8/2013	No	NAP	7/2/2013	NAP	NAP	No
3.11	Property			Old Orchard		7/8/2013	No	NAP	7/2/2013	NAP	NAP	No
4	Loan	13, 14	RMF	The Gates at Manhasset	12/31/2019	9/25/2013	No	NAP	9/25/2013	NAP	NAP	No	266,050	126,691	0	0
5	Loan	13, 15, 16, 17	RMF	Walpole Shopping Mall	3/31/2024	5/15/2013	No	NAP	5/17/2013	NAP	NAP	No	154,934	77,467	0	0
6	Loan	13, 18	MC-Five Mile	Regency Portfolio								No	260,896	53,817	67,025	0
6.01	Property			Prestonsburg Village	1/31/2016	8/23/2013	No	NAP	8/23/2013	NAP	NAP	No
6.02	Property			Jackson Park	1/31/2018	8/23/2013	No	NAP	8/23/2013	NAP	NAP	No
6.03	Property			River Creek Village	8/31/2014	8/23/2013	No	NAP	8/23/2013	NAP	NAP	No
6.04	Property			Oak Station	5/31/2016	8/23/2013	No	NAP	8/23/2013	NAP	NAP	No
6.05	Property			Village Center	9/30/2017	8/23/2013	No	NAP	8/22/2013	NAP	NAP	No
6.06	Property			Twin County Plaza	11/30/2015	8/23/2013	No	NAP	8/23/2013	NAP	NAP	No
6.07	Property			Jackson Square	10/31/2014	8/23/2013	No	NAP	8/23/2013	NAP	NAP	No
6.08	Property			Flint River Plaza	11/30/2016	8/23/2013	No	NAP	8/27/2013	NAP	NAP	No
6.09	Property			Country Roads		8/23/2013	No	NAP	8/23/2013	NAP	NAP	No
6.10	Property			Village Square	8/31/2014	8/23/2013	No	NAP	8/23/2013	NAP	NAP	No
6.11	Property			T&C Center	3/31/2015	8/23/2013	No	NAP	8/23/2013	NAP	NAP	No
6.12	Property	13		Green Acres		8/23/2013	No	NAP	8/23/2013	NAP	NAP	No
6.13	Property	13		Vancleave Center	1/31/2016	8/23/2013	No	NAP	8/23/2013	NAP	NAP	No
6.14	Property	13		Quitman Center		8/23/2013	No	NAP	8/23/2013	NAP	NAP	No
7	Loan		JLC	Shadow Mountain Marketplace	11/30/2016	8/9/2013	No	NAP	8/15/2013	NAP	NAP	No	35,000	22,000	32,500	8,100
8	Loan	19	GSMC	1245 16th Street	6/30/2019	9/9/2013	No	NAP	9/4/2013	8/30/2013	15%	No	147,903	21,129	36,856	3,351
9	Loan	13, 20, 21	JLC	Walnut Creek Marriott		8/6/2013	No	NAP	8/6/2013	8/6/2013	16%	No	140,000	23,335	176,035	14,670
10	Loan	22	MC-Five Mile	University Tower	9/30/2025	8/15/2013	No	NAP	8/15/2013	NAP	NAP	No	300,175	30,017	29,748	2,704
11	Loan	23	RMF	Olympia Development Walgreens Portfolio								No	0	0	0	1,336
11.01	Property			Walgreens - Sarasota, FL		9/12/2013	No	NAP	9/16/2013	NAP	NAP	No
11.02	Property			Walgreens - Bradenton, FL		9/12/2013	No	NAP	9/16/2013	NAP	NAP	No
11.03	Property			Walgreens - Lawrenceville, GA		9/12/2013	No	NAP	9/16/2013	NAP	NAP	No
11.04	Property			Walgreens - Merritt Island, FL		9/12/2013	No	NAP	9/16/2013	NAP	NAP	No
11.05	Property			Walgreens - Seminole, FL		9/12/2013	No	NAP	9/16/2013	NAP	NAP	No
12	Loan		JLC	8670 Wilshire	7/31/2020	8/27/2013	No	NAP	8/30/2013	8/30/2013	13%	No	104,000	14,800	17,000	4,900
13	Loan	24, 25	JLC	Mariner’s Landing and 2401 Bert								No	164,828	25,750	0	5,650
13.01	Property			Mariner’s Landing	3/31/2016	7/12/2013	No	NAP	8/3/2013	8/6/2013	18%	No
13.02	Property			2401 Bert Drive		8/5/2013	No	NAP	8/5/2013	8/5/2013	19%	No
14	Loan	13	MC-Five Mile	Yamal Yidios Multifamily Portfolio								No	406,284	40,628	71,486	23,829
14.01	Property	13		Kirkwood Landing Apartments		8/23/2013	No	NAP	8/26/2013	NAP	NAP	No
14.02	Property			Valencia at Spring Branch		8/23/2013	No	NAP	8/26/2013	NAP	NAP	No
14.03	Property			The Forest Apartments		8/23/2013	No	NAP	8/22/2013	NAP	NAP	No
14.04	Property			Pine Creek Apartments		8/21/2013	No	NAP	8/23/2013	NAP	NAP	No
15	Loan		CGMRC	McAllister Plaza	1/31/2015	8/2/2013	No	NAP	8/2/2013	NAP	NAP	No	422,137	42,214	31,671	2,879
16	Loan		RMF	Parkway and Parkgreen on Bellaire		8/23/2013	No	NAP	8/20/2013	NAP	NAP	No	257,394	24,514	114,417	19,069
17	Loan		JLC	The Portland Paramount Hotel		6/27/2013	No	NAP	7/1/2013	6/28/2013	7%	No	185,600	15,500	23,800	4,800
18	Loan		JLC	Monterra Apartments		7/2/2013	No	NAP	6/25/2013	NAP	NAP	No	18,000	14,000	42,000	6,300
19	Loan		JLC	Sail Pointe Apartments		7/23/2013	No	NAP	7/23/2013	NAP	NAP	No	99,257	16,542	23,445	13,500
20	Loan		RMF	Villages on the River		9/24/2013	No	NAP	9/24/2013	NAP	NAP	No	22,305	21,243	15,214	7,245
21	Loan		RMF	The Brittany		7/17/2013	No	NAP	7/17/2013	NAP	NAP	No	195,822	15,541	70,327	0
22	Loan		JLC	Hilton Greenville		8/28/2013	No	NAP	8/27/2013	NAP	NAP	No	194,029	21,184	19,386	9,693
23	Loan	13	GSMC	Wal-Mart Shadow Anchored Midwest Portfolio								No	66,699	13,340	7,546	0
23.01	Property			Evans Mills Shopping Center	11/30/2016	9/25/2013	No	NAP	9/9/2013	NAP	NAP	No
23.02	Property	13		Oak Grove Shopping Center	12/31/2018	9/25/2013	No	NAP	9/9/2013	NAP	NAP	No
23.03	Property			Salem Shopping Center	6/30/2017	9/25/2013	No	NAP	9/9/2013	NAP	NAP	No
23.04	Property			Marion Shopping Center	2/28/2015	9/25/2013	No	NAP	9/9/2013	NAP	NAP	No
24	Loan		RMF	Candlewood		7/17/2013	No	NAP	7/17/2013	NAP	NAP	No	130,416	13,801	75,956	0
25	Loan	26, 27	RMF	Related Home Depot		7/26/2013	No	NAP	NAP	NAP	NAP	No	0	0	0	0
26	Loan		JLC	Oaks at Holcomb Bridge		8/29/2013	No	NAP	9/5/2013	NAP	NAP	No	271,000	15,900	5,000	6,800
27	Loan		JLC	Sanctuary at Winterlakes Apartments		9/24/2013	No	NAP	9/23/2013	NAP	NAP	No	149,300	18,665	33,830	11,300
28	Loan		JLC	The Camp	2/28/2023	9/10/2013	No	NAP	9/10/2013	8/15/2013	9%	No	51,082	10,216	7,436	2,100
29	Loan		JLC	Park 41 Evansville	MTM	9/30/2013	No	NAP	9/20/2013	NAP	NAP	No	0	13,000	22,000	11,100
30	Loan		GSMC	Bella Apartments		10/11/2013	No	NAP	9/9/2013	NAP	NAP	No	10,380	10,380	18,143	9,072
31	Loan		JLC	5607-5625 Baum Boulevard		7/8/2013	No	NAP	7/9/2013	NAP	NAP	No	40,000	12,390	6,500	3,270

GSMS 2013-GCJ16 Annex A

					Fifth	Environmental		Environmental				Earthquake
Control	Loan /		Mortgage		Largest Tenant	Phase I	Environmental	Phase II	Engineering	Seismic		Insurance	Upfront RE	Ongoing RE	Upfront	Ongoing
Number	Property Flag	Footnotes	Loan Seller	Property Name	Lease Expiration (6)	Report Date	Phase II	Report Date	Report Date	Report Date	PML or SEL (%)	Required	Tax Reserve ($)	Tax Reserve ($)	Insurance Reserve ($)	Insurance Reserve ($)
32	Loan	28, 29	JLC	Ball State Portfolio		6/23/2013, 6/25/2013	No	NAP	6/25/2013	NAP	NAP	No	116,000	24,400	24,000	12,100
33	Loan	13	MC-Five Mile	Sheraton Four Points Hotel O’Hare		8/9/2013	No	NAP	8/9/2013	NAP	NAP	No	309,782	61,956	15,507	7,754
34	Loan		JLC	Village Manor		8/2/2013	No	NAP	8/6/2013	NAP	NAP	No	15,263	15,266	49,955	4,163
35	Loan		JLC	Northlake Square SC	11/30/2013	8/27/2013	No	NAP	8/16/2013	NAP	NAP	No	32,319	11,986	33,010	3,001
36	Loan	30	GSMC	Wal-Mart Shadow Anchored Southeast Portfolio								No	120,200	10,927	5,337	0
36.01	Property			Salisbury Shopping Center	1/31/2017	10/2/2013	No	NAP	9/9/2013	NAP	NAP	No
36.02	Property			Brewton Shopping Center	7/31/2014	10/2/2013	No	NAP	9/12/2013	NAP	NAP	No
36.03	Property			Selma Shopping Center	1/31/2014	9/25/2013	No	NAP	9/12/2013	NAP	NAP	No
36.04	Property			Dillon Shopping Center	3/18/2018	9/25/2013	No	NAP	9/9/2013	NAP	NAP	No
37	Loan		GSMC	Sweetwater Apartments		6/14/2013	No	NAP	6/12/2013	NAP	NAP	No	129,107	11,737	41,705	6,951
38	Loan		MC-Five Mile	Saddleback MHC Portfolio								No	48,887	6,984	9,715	3,238
38.01	Property			Countryside Estates MHP (Hays, KS)		8/2/2013	No	NAP	8/2/2013	NAP	NAP	No
38.02	Property			Prairie Village MHP (Salina, KS)		8/2/2013	No	NAP	8/2/2013	NAP	NAP	No
38.03	Property			Cedar Creek MHP (Salina, KS)		8/2/2013	No	NAP	8/2/2013	NAP	NAP	No
38.04	Property			West Cloud MHP (Salina, KS)		8/2/2013	No	NAP	8/2/2013	NAP	NAP	No
39	Loan	13	GSMC	Wal-Mart Shadow Anchored Central Portfolio								No	54,068	9,011	5,784	0
39.01	Property			Pryor Shopping Center	1/31/2015	9/25/2013	No	NAP	9/9/2013	NAP	NAP	No
39.02	Property	31		Malvern Shopping Center	8/31/2014	9/25/2013	No	NAP	9/9/2013	NAP	NAP	No
39.03	Property			Cortez Shopping Center	9/30/2014	9/25/2013	No	NAP	9/9/2013	NAP	NAP	No
39.04	Property	13		Enid Shopping Center	2/28/2014	9/25/2013	No	NAP	9/9/2013	NAP	NAP	No
40	Loan		GSMC	Self Storage Plus Manassas		9/3/2013	No	NAP	8/30/2013	NAP	NAP	No	47,882	9,576	1,361	680
41	Loan		RMF	Randolph Park		7/17/2013	No	NAP	7/17/2013	NAP	NAP	No	94,166	7,847	50,255	0
42	Loan	13	RMF	Fairfield Inn & Suites		8/5/2013	No	NAP	8/5/2013	NAP	NAP	No	62,348	5,668	21,404	3,058
43	Loan		MC-Five Mile	Fairfield Inn, Ann Arbor		6/26/2013	No	NAP	6/28/2013	NAP	NAP	No	46,693	11,673	25,906	2,328
44	Loan		GSMC	Summervale Apartments		9/3/2013	No	NAP	9/3/2013	NAP	NAP	No	126,156	12,616	0	0
45	Loan		GSMC	McDonough Marketplace	8/31/2017	6/5/2013	No	NAP	6/3/2013	NAP	NAP	No	6,615	6,615	0	0
46	Loan		JLC	Plaza Vegas Business Park	6/30/2014	9/5/2013	No	NAP	9/6/2013	NAP	NAP	No	17,000	6,000	25,000	0
47	Loan	32	MC-Five Mile	Capitol View	9/30/2014	4/19/2013	No	NAP	4/16/2013	NAP	NAP	No	59,812	11,962	4,405	1,468
48	Loan		MC-Five Mile	Prestonwood Apartments		9/24/2013	No	NAP	9/24/2013	NAP	NAP	No	94,920	9,492	46,346	7,724
49	Loan		JLC	University Garden Apartments		8/1/2013	No	NAP	8/12/2013	NAP	NAP	No	68,200	8,900	5,000	8,300
50	Loan	13, 33	GSMC	Mozzo Apartments		8/12/2013	No	NAP	8/9/2013	NAP	NAP	No	0	8,962	0	0
51	Loan		CGMRC	Urbane Apartment Portfolio								No	22,812	7,604	17,546	1,755
51.01	Property			Urbane on Center		7/18/2013	No	NAP	7/18/2013	NAP	NAP	No
51.02	Property			Urbane on Crooks South		7/18/2013	No	NAP	7/18/2013	NAP	NAP	No
51.03	Property			Urbane on Breckenridge		8/12/2013	No	NAP	8/12/2013	NAP	NAP	No
51.04	Property			Urbane on Catalpa		7/18/2013	No	NAP	7/18/2013	NAP	NAP	No
52	Loan	34	JLC	215 Ohio Street	1/31/2016	6/21/2013	No	NAP	6/20/2013	NAP	NAP	No	30,000	15,000	10,000	1,100
53	Loan		GSMC	Norton Commons	4/30/2016	8/6/2013	No	NAP	8/6/2013	NAP	NAP	No	0	4,162	0	0
54	Loan		MC-Five Mile	Westridge Business Center		9/3/2013	No	NAP	6/20/2013	NAP	NAP	No	29,759	9,920	9,125	1,014
55	Loan		MC-Five Mile	Shops at Memorial Heights	10/31/2016	3/19/2013	No	NAP	3/19/2013	NAP	NAP	No	78,153	8,684	9,914	1,416
56	Loan	13	RMF	Key Lock Mini Storage		8/23/2013	No	NAP	8/23/2013	NAP	NAP	No	21,096	5,023	12,387	0
57	Loan	35	MC-Five Mile	Cinema Place	8/31/2017	10/10/2013	No	NAP	7/1/2013	7/1/2013	10%	No	12,976	6,488	1,288	1,288
58	Loan		JLC	Park 2000 Mini Storage		9/9/2013	No	NAP	8/16/2013	NAP	NAP	No	10,000	5,000	16,000	0
59	Loan		MC-Five Mile	800 Wilcrest Drive	7/31/2015	9/24/2013	No	NAP	9/24/2013	NAP	NAP	No	36,784	7,357	20,785	2,362
60	Loan	13	MC-Five Mile	Meadowbrook & Volunteer Crossing								No	23,527	6,464	4,078	2,039
60.01	Property	13		Meadowbrook Shopping Center	2/28/2019	10/14/2013	No	NAP	8/8/2013	NAP	NAP	No
60.02	Property	13		Volunteer Crossing Shopping Center	1/31/2014	8/7/2013	No	NAP	8/8/2013	NAP	NAP	No
61	Loan		MC-Five Mile	Holiday Inn Express, Muncie		6/26/2013	No	NAP	6/28/2013	NAP	NAP	No	39,057	5,580	4,212	1,404
62	Loan		MC-Five Mile	1122 Milledge Street		7/26/2013	No	NAP	7/29/2013	NAP	NAP	No	36,298	8,366	16,154	0
63	Loan		MC-Five Mile	Broadway Festival Shopping Center	12/31/2014	8/6/2013	No	NAP	8/5/2013	NAP	NAP	No	43,935	10,984	12,052	1,205
64	Loan		JLC	257 West 17th Street		8/15/2013	No	NAP	8/13/2013	NAP	NAP	No	39,143	7,940	300	200
65	Loan		MC-Five Mile	La Plaza Apartments		8/27/2013	No	NAP	8/27/2013	NAP	NAP	No	72,738	7,274	11,137	5,568
66	Loan		MC-Five Mile	Gibson & Heritage MHCs		7/23/2013	No	NAP	7/25/2013	NAP	NAP	No	9,315	1,331	1,638	819
67	Loan		MC-Five Mile	Timbers of Keegans Bayou		9/9/2013	No	NAP	9/9/2013	NAP	NAP	No	79,987	8,887	36,754	7,351
68	Loan		CGMRC	Gappie Plaza	8/31/2020	8/7/2013	No	NAP	8/7/2013	NAP	NAP	No	34,390	8,598	0	0
69	Loan		MC-Five Mile	Forest View Apartments		7/30/2013	No	NAP	7/30/2013	NAP	NAP	No	70,417	7,042	63,769	9,110
70	Loan		MC-Five Mile	Joyner Crossing	3/31/2014	7/31/2013	No	NAP	7/31/2013	NAP	NAP	No	30,484	3,048	5,087	509
71	Loan		RMF	Summerwood Self Storage		9/16/2013	No	NAP	9/16/2013	NAP	NAP	No	83,864	7,987	14,293	1,945
72	Loan		JLC	Moores Mill Village Apartments		8/29/2013	No	NAP	10/8/2013	NAP	NAP	No	4,000	4,000	11,500	4,450
73	Loan		MC-Five Mile	Archer Plaza	12/31/2017	5/17/2013	No	NAP	8/5/2013	NAP	NAP	No	43,642	10,911	6,216	565
74	Loan		CGMRC	Amsdell Madison Square Self Storage FL		8/26/2013	No	NAP	8/4/2013	NAP	NAP	No	17,525	2,504	0	0
75	Loan		RMF	Timber Run Apartments		7/22/2013	No	NAP	7/22/2013	NAP	NAP	No	38,449	4,272	9,167	4,583
76	Loan		CGMRC	Amsdell Great American Storage IL		6/19/2013	Yes	7/8/2013	8/8/2013	NAP	NAP	No	61,690	15,422	0	0
77	Loan		RMF	Gandy Shoppes	2/28/2022	9/13/2013	No	NAP	9/13/2013	NAP	NAP	No	25,984	2,750	6,787	808

GSMS 2013-GCJ16 Annex A

Control	Loan /		Mortgage		Upfront	Ongoing	Replacement	Upfront	Ongoing		Upfront Debt	Ongoing Debt	Upfront Deferred
Number	Property Flag	Footnotes	Loan Seller	Property Name	Replacement Reserve ($)	Replacement Reserve ($)	Reserve Caps ($)	TI/LC Reserve ($)	TI/LC Reserve ($)	TI/LC Caps ($)	Service Reserve ($)	Service Reserve ($)	Maintenance Reserve ($)
1	Loan	8	GSMC	Windsor Court New Orleans	0	112,004	0	0	0	0	0	0	0
2	Loan	9, 10	CGMRC	Miracle Mile Shops	0	7,481	0	1,310,955	56,104	0	0	0	162,000
3	Loan	11, 12	JLC	Matrix MHC Portfolio	1,794,188	31,029	0	0	0	0	0	0	455,812
3.01	Property			Westbridge Manor
3.02	Property			Westbrook
3.03	Property			Avon on the Lake
3.04	Property			Oakland Glens
3.05	Property			Green Park South
3.06	Property			Fairchild Lake
3.07	Property			Cranberry Lake
3.08	Property			Grand Blanc Crossing
3.09	Property			Holly Hills
3.10	Property			Royal Estates
3.11	Property			Old Orchard
4	Loan	13, 14	RMF	The Gates at Manhasset	0	1,774	0	0	0	0	0	0	0
5	Loan	13, 15, 16, 17	RMF	Walpole Shopping Mall	45,000	4,975	179,088	0	6,250	500,000	0	0	0
6	Loan	13, 18	MC-Five Mile	Regency Portfolio	0	22,709	825,000	0	45,785	1,000,000	0	0	170,095
6.01	Property			Prestonsburg Village
6.02	Property			Jackson Park
6.03	Property			River Creek Village
6.04	Property			Oak Station
6.05	Property			Village Center
6.06	Property			Twin County Plaza
6.07	Property			Jackson Square
6.08	Property			Flint River Plaza
6.09	Property			Country Roads
6.10	Property			Village Square
6.11	Property			T&C Center
6.12	Property	13		Green Acres
6.13	Property	13		Vancleave Center
6.14	Property	13		Quitman Center
7	Loan		JLC	Shadow Mountain Marketplace	0	3,355	100,000	1,000,000	12,570	0	0	0	68,850
8	Loan	19	GSMC	1245 16th Street	0	1,772	0	0	0	0	0	0	0
9	Loan	13, 20, 21	JLC	Walnut Creek Marriott	0	27,205	0	0	0	0	0	0	127,000
10	Loan	22	MC-Five Mile	University Tower	0	3,083	110,981	4,750,000	0	0	0	0	8,813
11	Loan	23	RMF	Olympia Development Walgreens Portfolio	0	660	0	0	991	0	0	0	0
11.01	Property			Walgreens - Sarasota, FL
11.02	Property			Walgreens - Bradenton, FL
11.03	Property			Walgreens - Lawrenceville, GA
11.04	Property			Walgreens - Merritt Island, FL
11.05	Property			Walgreens - Seminole, FL
12	Loan		JLC	8670 Wilshire	0	855	0	235,620	4,275	0	0	0	0
13	Loan	24, 25	JLC	Mariner’s Landing and 2401 Bert	0	2,836	0	0	17,500	0	0	0	5,469
13.01	Property			Mariner’s Landing
13.02	Property			2401 Bert Drive
14	Loan	13	MC-Five Mile	Yamal Yidios Multifamily Portfolio	269,907	31,250	0	0	0	0	0	0	966,471
14.01	Property	13		Kirkwood Landing Apartments
14.02	Property			Valencia at Spring Branch
14.03	Property			The Forest Apartments
14.04	Property			Pine Creek Apartments
15	Loan		CGMRC	McAllister Plaza	0	2,378	0	958,668	19,973	716,000	0	0	12,500
16	Loan		RMF	Parkway and Parkgreen on Bellaire	0	13,646	0	0	0	0	0	0	65,094
17	Loan		JLC	The Portland Paramount Hotel	0	22,181	0	0	0	0	0	0	0
18	Loan		JLC	Monterra Apartments	0	7,883	0	0	0	0	0	0	0
19	Loan		JLC	Sail Pointe Apartments	0	5,654	0	0	0	0	0	0	128,450
20	Loan		RMF	Villages on the River	0	6,831	0	0	0	0	0	0	0
21	Loan		RMF	The Brittany	1,167,189	4,900	0	0	0	0	0	0	114,939
22	Loan		JLC	Hilton Greenville	350,000	33,811	0	0	0	0	0	0	0
23	Loan	13	GSMC	Wal-Mart Shadow Anchored Midwest Portfolio	0	1,609	0	0	8,540	409,904	0	0	0
23.01	Property			Evans Mills Shopping Center
23.02	Property	13		Oak Grove Shopping Center
23.03	Property			Salem Shopping Center
23.04	Property			Marion Shopping Center
24	Loan		RMF	Candlewood	422,433	6,264	0	0	0	0	0	0	436,312
25	Loan	26, 27	RMF	Related Home Depot	0	0	0	0	0	0	0	0	0
26	Loan		JLC	Oaks at Holcomb Bridge	700,000	8,870	0	0	0	0	0	0	62,638
27	Loan		JLC	Sanctuary at Winterlakes Apartments	0	7,147	0	0	0	0	0	0	8,000
28	Loan		JLC	The Camp	0	780	0	0	3,383	150,000	0	0	0
29	Loan		JLC	Park 41 Evansville	0	10,727	0	362,302	21,455	1,029,819	0	0	289,200
30	Loan		GSMC	Bella Apartments	0	7,950	0	0	0	0	0	0	21,600
31	Loan		JLC	5607-5625 Baum Boulevard	0	1,490	0	30,060	5,930	650,000	0	0	108,995

GSMS 2013-GCJ16 Annex A

Control	Loan /		Mortgage		Upfront	Ongoing	Replacement	Upfront	Ongoing		Upfront Debt	Ongoing Debt	Upfront Deferred
Number	Property Flag	Footnotes	Loan Seller	Property Name	Replacement Reserve ($)	Replacement Reserve ($)	Reserve Caps ($)	TI/LC Reserve ($)	TI/LC Reserve ($)	TI/LC Caps ($)	Service Reserve ($)	Service Reserve ($)	Maintenance Reserve ($)
32	Loan	28, 29	JLC	Ball State Portfolio	0	11,328	0	0	0	0	0	0	7,500
33	Loan	13	MC-Five Mile	Sheraton Four Points Hotel O’Hare	0	25,946	0	0	0	0	0	0	26,438
34	Loan		JLC	Village Manor	0	3,306	150,000	0	0	0	0	0	0
35	Loan		JLC	Northlake Square SC	0	1,720	0	0	2,500	150,000	0	0	0
36	Loan	30	GSMC	Wal-Mart Shadow Anchored Southeast Portfolio	0	1,405	0	0	10,417	339,818	0	0	46,475
36.01	Property			Salisbury Shopping Center
36.02	Property			Brewton Shopping Center
36.03	Property			Selma Shopping Center
36.04	Property			Dillon Shopping Center
37	Loan		GSMC	Sweetwater Apartments	0	4,033	0	0	0	0	0	0	0
38	Loan		MC-Five Mile	Saddleback MHC Portfolio	0	2,438	0	0	0	0	0	0	70,125
38.01	Property			Countryside Estates MHP (Hays, KS)
38.02	Property			Prairie Village MHP (Salina, KS)
38.03	Property			Cedar Creek MHP (Salina, KS)
38.04	Property			West Cloud MHP (Salina, KS)
39	Loan	13	GSMC	Wal-Mart Shadow Anchored Central Portfolio	0	1,341	0	0	7,153	343,366	0	0	110,224
39.01	Property			Pryor Shopping Center
39.02	Property	31		Malvern Shopping Center
39.03	Property			Cortez Shopping Center
39.04	Property	13		Enid Shopping Center
40	Loan		GSMC	Self Storage Plus Manassas	0	918	0	0	0	0	0	0	625
41	Loan		RMF	Randolph Park	658,818	4,573	0	0	0	0	0	0	151,698
42	Loan	13	RMF	Fairfield Inn & Suites	0	8,114	0	0	0	0	0	0	3,750
43	Loan		MC-Five Mile	Fairfield Inn, Ann Arbor	0	9,807	0	0	0	0	0	0	5,313
44	Loan		GSMC	Summervale Apartments	275,580	6,425	0	0	0	0	0	0	44,825
45	Loan		GSMC	McDonough Marketplace	0	1,109	0	0	2,500	150,000	0	0	0
46	Loan		JLC	Plaza Vegas Business Park	0	4,705	225,840	0	2,514	120,672	0	0	41,750
47	Loan	32	MC-Five Mile	Capitol View	0	1,007	0	0	6,667	300,000	0	0	0
48	Loan		MC-Five Mile	Prestonwood Apartments	0	3,208	0	0	0	0	0	0	12,500
49	Loan		JLC	University Garden Apartments	0	9,200	0	0	0	0	0	0	706,450
50	Loan	13, 33	GSMC	Mozzo Apartments	0	1,354	81,250	0	0	0	0	0	0
51	Loan		CGMRC	Urbane Apartment Portfolio	0	2,200	0	0	0	0	0	0	10,125
51.01	Property			Urbane on Center
51.02	Property			Urbane on Crooks South
51.03	Property			Urbane on Breckenridge
51.04	Property			Urbane on Catalpa
52	Loan	34	JLC	215 Ohio Street	0	599	0	100,000	5,985	0	0	0	52,625
53	Loan		GSMC	Norton Commons	0	1,899	0	0	6,667	240,000	0	0	0
54	Loan		MC-Five Mile	Westridge Business Center	0	857	0	50,000	3,000	0	0	0	62,125
55	Loan		MC-Five Mile	Shops at Memorial Heights	0	567	0	0	2,917	140,000	0	0	0
56	Loan	13	RMF	Key Lock Mini Storage	0	1,082	0	0	0	0	0	0	40,400
57	Loan	35	MC-Five Mile	Cinema Place	0	662	0	0	2,205	75,000	0	0	0
58	Loan		JLC	Park 2000 Mini Storage	0	2,145	102,960	0	0	0	0	0	309,061
59	Loan		MC-Five Mile	800 Wilcrest Drive	0	1,260	0	300,000	0	300,000	0	0	0
60	Loan	13	MC-Five Mile	Meadowbrook & Volunteer Crossing	0	1,793	0	0	2,500	75,000	0	0	207,813
60.01	Property	13		Meadowbrook Shopping Center
60.02	Property	13		Volunteer Crossing Shopping Center
61	Loan		MC-Five Mile	Holiday Inn Express, Muncie	0	6,357	0	0	0	0	0	0	10,225
62	Loan		MC-Five Mile	1122 Milledge Street	87,369	2,236	200,000	0	4,473	108,000	0	0	0
63	Loan		MC-Five Mile	Broadway Festival Shopping Center	0	324	0	0	2,277	0	0	0	0
64	Loan		JLC	257 West 17th Street	0	180	0	0	1,500	0	0	0	0
65	Loan		MC-Five Mile	La Plaza Apartments	0	3,450	0	0	0	0	0	0	3,563
66	Loan		MC-Five Mile	Gibson & Heritage MHCs	0	508	0	0	0	0	0	0	4,050
67	Loan		MC-Five Mile	Timbers of Keegans Bayou	0	3,357	0	0	0	0	0	0	73,750
68	Loan		CGMRC	Gappie Plaza	0	539	0	0	1,079	38,850	0	0	0
69	Loan		MC-Five Mile	Forest View Apartments	0	3,950	0	0	0	0	0	0	50,000
70	Loan		MC-Five Mile	Joyner Crossing	0	833	50,000	0	2,817	150,000	0	0	5,625
71	Loan		RMF	Summerwood Self Storage	0	503	18,112	0	0	0	0	0	0
72	Loan		JLC	Moores Mill Village Apartments	0	4,275	0	0	0	0	0	0	52,938
73	Loan		MC-Five Mile	Archer Plaza	18,000	663	0	0	1,911	0	0	0	0
74	Loan		CGMRC	Amsdell Madison Square Self Storage FL	0	967	0	0	0	0	0	0	0
75	Loan		RMF	Timber Run Apartments	108,117	2,640	0	0	0	0	0	0	91,883
76	Loan		CGMRC	Amsdell Great American Storage IL	0	662	0	0	0	0	0	0	0
77	Loan		RMF	Gandy Shoppes	0	348	0	0	1,055	50,620	0	0	0

GSMS 2013-GCJ16 Annex A

Control	Loan /		Mortgage		Ongoing Deferred	Upfront	Ongoing	Upfront	Ongoing	Other Reserve
Number	Property Flag	Footnotes	Loan Seller	Property Name	Maintenance Reserve ($)	Environmental Reserve ($)	Environmental Reserve ($)	Other Reserve ($)	Other Reserve ($)	Description
1	Loan	8	GSMC	Windsor Court New Orleans	0	0	0	0	0
2	Loan	9, 10	CGMRC	Miracle Mile Shops	0	0	0	0	0
3	Loan	11, 12	JLC	Matrix MHC Portfolio	0	0	0	3,000,000	125,000	Mobile Home Acquisition Reserve ($3,000,000); Ongoing Mobile Home Acquisition Reserve ($125,000 per month) for only the first 12 months of the loan term.
3.01	Property			Westbridge Manor
3.02	Property			Westbrook
3.03	Property			Avon on the Lake
3.04	Property			Oakland Glens
3.05	Property			Green Park South
3.06	Property			Fairchild Lake
3.07	Property			Cranberry Lake
3.08	Property			Grand Blanc Crossing
3.09	Property			Holly Hills
3.10	Property			Royal Estates
3.11	Property			Old Orchard
4	Loan	13, 14	RMF	The Gates at Manhasset	0	0	0	6,000,000	0	Banana Republic Lease Holdback Funds
5	Loan	13, 15, 16, 17	RMF	Walpole Shopping Mall	0	0	0	953,500	0	JoAnn’s Fabric Reserve ($900,000); LA Fitness Reserve ($53,500)
6	Loan	13, 18	MC-Five Mile	Regency Portfolio	0	0	0	0	0
6.01	Property			Prestonsburg Village
6.02	Property			Jackson Park
6.03	Property			River Creek Village
6.04	Property			Oak Station
6.05	Property			Village Center
6.06	Property			Twin County Plaza
6.07	Property			Jackson Square
6.08	Property			Flint River Plaza
6.09	Property			Country Roads
6.10	Property			Village Square
6.11	Property			T&C Center
6.12	Property	13		Green Acres
6.13	Property	13		Vancleave Center
6.14	Property	13		Quitman Center
7	Loan		JLC	Shadow Mountain Marketplace	0	0	0	0	0
8	Loan	19	GSMC	1245 16th Street	0	0	0	0	0
9	Loan	13, 20, 21	JLC	Walnut Creek Marriott	0	0	0	8,200,000	0	PIP Reserve
10	Loan	22	MC-Five Mile	University Tower	0	0	0	0	0
11	Loan	23	RMF	Olympia Development Walgreens Portfolio	0	0	0	0	0
11.01	Property			Walgreens - Sarasota, FL
11.02	Property			Walgreens - Bradenton, FL
11.03	Property			Walgreens - Lawrenceville, GA
11.04	Property			Walgreens - Merritt Island, FL
11.05	Property			Walgreens - Seminole, FL
12	Loan		JLC	8670 Wilshire	0	0	0	0	0
13	Loan	24, 25	JLC	Mariner’s Landing and 2401 Bert	0	0	0	52,500	0	Seismic Retrofit Reserve
13.01	Property			Mariner’s Landing
13.02	Property			2401 Bert Drive
14	Loan	13	MC-Five Mile	Yamal Yidios Multifamily Portfolio	0	0	0	0	0
14.01	Property	13		Kirkwood Landing Apartments
14.02	Property			Valencia at Spring Branch
14.03	Property			The Forest Apartments
14.04	Property			Pine Creek Apartments
15	Loan		CGMRC	McAllister Plaza	0	0	0	29,334	0	Free Rent Reserve
16	Loan		RMF	Parkway and Parkgreen on Bellaire	0	0	0	0	0
17	Loan		JLC	The Portland Paramount Hotel	0	0	0	0	0
18	Loan		JLC	Monterra Apartments	0	0	0	0	0
19	Loan		JLC	Sail Pointe Apartments	0	0	0	0	0
20	Loan		RMF	Villages on the River	0	0	0	0	0
21	Loan		RMF	The Brittany	0	0	0	0	0
22	Loan		JLC	Hilton Greenville	0	0	0	1,275,042	0	PIP Reserve
23	Loan	13	GSMC	Wal-Mart Shadow Anchored Midwest Portfolio	0	0	0	128,300	0	Unfunded Obligations
23.01	Property			Evans Mills Shopping Center
23.02	Property	13		Oak Grove Shopping Center
23.03	Property			Salem Shopping Center
23.04	Property			Marion Shopping Center
24	Loan		RMF	Candlewood	0	0	0	0	0
25	Loan	26, 27	RMF	Related Home Depot	0	0	0	0	0
26	Loan		JLC	Oaks at Holcomb Bridge	0	0	0	0	0
27	Loan		JLC	Sanctuary at Winterlakes Apartments	0	0	0	0	0
28	Loan		JLC	The Camp	0	0	0	0	0
29	Loan		JLC	Park 41 Evansville	0	565,690	0	0	0
30	Loan		GSMC	Bella Apartments	0	0	0	0	0
31	Loan		JLC	5607-5625 Baum Boulevard	0	0	0	322,608	19,167	Collier’s Litigation ($115,000); Investigative Litigation ($155,864); Bruin Litigation ($14,538.28); Monthly Collier’s Litigation ($19,166.67); Rent Abatement Reserve ($37,206)

GSMS 2013-GCJ16 Annex A

Control	Loan /		Mortgage		Ongoing Deferred	Upfront	Ongoing	Upfront	Ongoing	Other Reserve
Number	Property Flag	Footnotes	Loan Seller	Property Name	Maintenance Reserve ($)	Environmental Reserve ($)	Environmental Reserve ($)	Other Reserve ($)	Other Reserve ($)	Description
32	Loan	28, 29	JLC	Ball State Portfolio	0	0	0	0	0
33	Loan	13	MC-Five Mile	Sheraton Four Points Hotel O’Hare	0	0	0	2,451,505	0	PIP Reserve ($2,251,505); Seasonality Reserve ($200,000)
34	Loan		JLC	Village Manor	0	0	0	0	0
35	Loan		JLC	Northlake Square SC	0	0	0	2,250,000	0	Best Buy Rollover Reserve
36	Loan	30	GSMC	Wal-Mart Shadow Anchored Southeast Portfolio	0	0	0	20,446	0	Unfunded Obligations
36.01	Property			Salisbury Shopping Center
36.02	Property			Brewton Shopping Center
36.03	Property			Selma Shopping Center
36.04	Property			Dillon Shopping Center
37	Loan		GSMC	Sweetwater Apartments	0	0	0	0	0
38	Loan		MC-Five Mile	Saddleback MHC Portfolio	0	0	0	700,000	0	Debt Yield Holdback Reserve
38.01	Property			Countryside Estates MHP (Hays, KS)
38.02	Property			Prairie Village MHP (Salina, KS)
38.03	Property			Cedar Creek MHP (Salina, KS)
38.04	Property			West Cloud MHP (Salina, KS)
39	Loan	13	GSMC	Wal-Mart Shadow Anchored Central Portfolio	0	0	0	151,000	0	Hibbett Sports/Anytime Fitness Holdback ($125,000); Unfunded Obligations ($26,000)
39.01	Property			Pryor Shopping Center
39.02	Property	31		Malvern Shopping Center
39.03	Property			Cortez Shopping Center
39.04	Property	13		Enid Shopping Center
40	Loan		GSMC	Self Storage Plus Manassas	0	0	0	0	0
41	Loan		RMF	Randolph Park	0	0	0	0	0
42	Loan	13	RMF	Fairfield Inn & Suites	0	0	0	0	0
43	Loan		MC-Five Mile	Fairfield Inn, Ann Arbor	0	0	0	2,369,492	0	ADA Reserve ($184,000); PIP Reserve ($2,185,492)
44	Loan		GSMC	Summervale Apartments	0	0	0	215	0	Tax/Flood Fees
45	Loan		GSMC	McDonough Marketplace	0	0	0	0	0
46	Loan		JLC	Plaza Vegas Business Park	0	0	0	351,296	0	State of Nevada Lease Holdback ($312,650); State of Nevada Rent Holdback ($38,646)
47	Loan	32	MC-Five Mile	Capitol View	0	0	0	0	0
48	Loan		MC-Five Mile	Prestonwood Apartments	0	0	0	0	0
49	Loan		JLC	University Garden Apartments	0	0	0	0	0
50	Loan	13, 33	GSMC	Mozzo Apartments	0	0	0	0	0
51	Loan		CGMRC	Urbane Apartment Portfolio	0	0	0	0	0
51.01	Property			Urbane on Center
51.02	Property			Urbane on Crooks South
51.03	Property			Urbane on Breckenridge
51.04	Property			Urbane on Catalpa
52	Loan	34	JLC	215 Ohio Street	0	0	0	421,094	0	ENRGI Fitness Holdback Reserve
53	Loan		GSMC	Norton Commons	0	0	0	0	0
54	Loan		MC-Five Mile	Westridge Business Center	0	0	0	0	0
55	Loan		MC-Five Mile	Shops at Memorial Heights	0	0	0	0	0
56	Loan	13	RMF	Key Lock Mini Storage	0	0	0	370,000	0	Expansion Funds
57	Loan	35	MC-Five Mile	Cinema Place	0	0	0	118,408	0	Clickaway Reserve ($42,707); Flame Restaurant Reserve ($38,196); Copymat Reserve ($29,172); Ground Rent Reserve ($8,333)
58	Loan		JLC	Park 2000 Mini Storage	0	0	0	0	0
59	Loan		MC-Five Mile	800 Wilcrest Drive	0	0	0	265,963	0	Litigation Reserve
60	Loan	13	MC-Five Mile	Meadowbrook & Volunteer Crossing	0	0	0	15,000	0	Great Clips Reserve
60.01	Property	13		Meadowbrook Shopping Center
60.02	Property	13		Volunteer Crossing Shopping Center
61	Loan		MC-Five Mile	Holiday Inn Express, Muncie	0	0	0	1,170,476	0	PIP Reserve
62	Loan		MC-Five Mile	1122 Milledge Street	0	0	0	0	0
63	Loan		MC-Five Mile	Broadway Festival Shopping Center	0	0	0	0	0
64	Loan		JLC	257 West 17th Street	0	0	0	173,619	3,064	BBP Leasing Reserve ($170,555.60); Upfront and Monthly Common Charges Reserve ($3,063.51)
65	Loan		MC-Five Mile	La Plaza Apartments	0	0	0	100,000	0	Litigation Reserve
66	Loan		MC-Five Mile	Gibson & Heritage MHCs	0	0	0	0	0
67	Loan		MC-Five Mile	Timbers of Keegans Bayou	0	0	0	0	0
68	Loan		CGMRC	Gappie Plaza	0	0	0	0	0
69	Loan		MC-Five Mile	Forest View Apartments	0	0	0	0	0
70	Loan		MC-Five Mile	Joyner Crossing	0	0	0	0	0
71	Loan		RMF	Summerwood Self Storage	0	0	0	0	0
72	Loan		JLC	Moores Mill Village Apartments	0	0	0	0	0
73	Loan		MC-Five Mile	Archer Plaza	0	0	0	0	0
74	Loan		CGMRC	Amsdell Madison Square Self Storage FL	0	0	0	150,000	0	Property Costs Reserve
75	Loan		RMF	Timber Run Apartments	0	0	0	0	0
76	Loan		CGMRC	Amsdell Great American Storage IL	0	0	0	100,000	0	Property Costs Reserve
77	Loan		RMF	Gandy Shoppes	0	0	0	0	0

GSMS 2013-GCJ16 Annex A

Control	Loan /		Mortgage				Loan	Loan Amount	Principal’s New Cash	Subordinate
Number	Property Flag	Footnotes	Loan Seller	Property Name	Borrower Name	Carve-out Guarantor	Purpose	(sources)	Contribution (7)	Debt
1	Loan	8	GSMC	Windsor Court New Orleans	Windsor Court Hotel Partners, L.L.C.	Windsor Court Financial, L.L.C.	Refinance	73,000,000	0	0
2	Loan	9, 10	CGMRC	Miracle Mile Shops	Boulevard Invest LLC	Aby Rosen, Michael Fuchs, and David Edelstein	Refinance	580,000,000	0	0
3	Loan	11, 12	JLC	Matrix MHC Portfolio	Matrix MI Homes, LLC, Matrix South, LLC, MRG Avon, LLC, MRG Chesterfield, LLC, MRG Cranberry Lake, LLC, MRG Grand Blanc, LLC, MRG Holly Hills, LLC, MRG Westbridge Manor, LLC, MRG Oakland Glens, LLC, MRG Old Orchard, LLC, MRG Royal Estates, LLC, MRG Westbrook, LLC, Crest Avon, LLC, Crest Chesterfield, LLC, Crest Cranberry Lake, LLC, Crest Grand Blanc, LLC, Crest Holly Hills, LLC, Crest Westbridge Manor, LLC, Crest Oakland Glens, LLC, Crest Old Orchard, LLC, Crest Royal Estates, LLC and Crest Westbrook, LLC	Glen Nelson	Acquisition	135,000,000	14,137,835	15,000,000
3.01	Property			Westbridge Manor
3.02	Property			Westbrook
3.03	Property			Avon on the Lake
3.04	Property			Oakland Glens
3.05	Property			Green Park South
3.06	Property			Fairchild Lake
3.07	Property			Cranberry Lake
3.08	Property			Grand Blanc Crossing
3.09	Property			Holly Hills
3.10	Property			Royal Estates
3.11	Property			Old Orchard
4	Loan	13, 14	RMF	The Gates at Manhasset	KMO-361 (Manhasset) LLC	Morton L. Olshan	Refinance	60,000,000	0	0
5	Loan	13, 15, 16, 17	RMF	Walpole Shopping Mall	Walpole Mall Associates, LLC	Rubin Pachulski Properties 36, LLC	Refinance	64,500,000	83,527	10,000,000
6	Loan	13, 18	MC-Five Mile	Regency Portfolio	Regency Marianna LLC, Regency Georgia I LLC, Regency Mississippi I LLC, Regency Jackson Square LLC, Regency Seymour LLC and Regency Appalachia LLC	Regency Commercial Associates LLC	Refinance	43,800,000	0	0
6.01	Property			Prestonsburg Village
6.02	Property			Jackson Park
6.03	Property			River Creek Village
6.04	Property			Oak Station
6.05	Property			Village Center
6.06	Property			Twin County Plaza
6.07	Property			Jackson Square
6.08	Property			Flint River Plaza
6.09	Property			Country Roads
6.10	Property			Village Square
6.11	Property			T&C Center
6.12	Property	13		Green Acres
6.13	Property	13		Vancleave Center
6.14	Property	13		Quitman Center
7	Loan		JLC	Shadow Mountain Marketplace	Shadow Mountain Marketplace, LLC	Darrel W. Wright and Mark D. Linehan	Refinance	38,000,000	6,006,706	0
8	Loan	19	GSMC	1245 16th Street	Santa Monica Arizona at 16th, L.P.	Marshall A. Rockwell, Jr. and Laura H. Rockwell	Refinance	37,000,000	0	0
9	Loan	13, 20, 21	JLC	Walnut Creek Marriott	NPWC Hotel LLC	Patrick M. Nesbitt and Patrick M. Nesbitt Family Trust	Refinance	31,280,000	1,075,000	8,000,000
10	Loan	22	MC-Five Mile	University Tower	HD Tower, LLC	Anthony H. Dilweg	Refinance	27,000,000	0	0
11	Loan	23	RMF	Olympia Development Walgreens Portfolio	Seminole, FL-W, LLC, Sarasota, FL-W, LLC, Bradenton, FL-W, LLC, Merritt Island, FL-W, LLC and Lilburn, GA-W, LLC	William Touloumis	Refinance	22,730,000	0	0
11.01	Property			Walgreens - Sarasota, FL
11.02	Property			Walgreens - Bradenton, FL
11.03	Property			Walgreens - Lawrenceville, GA
11.04	Property			Walgreens - Merritt Island, FL
11.05	Property			Walgreens - Seminole, FL
12	Loan		JLC	8670 Wilshire	Specialty Healthcare Properties Subsidiary, LLC	Andrew A. Brooks and Randhir S. Tuli	Refinance	22,500,000	0	2,500,000
13	Loan	24, 25	JLC	Mariner’s Landing and 2401 Bert	Mariners Landing, LLC and 2401 Bert Hollister, LLC	Daniel H. Morgan	Acquisition/Refinance	22,300,000	1,740,131	1,500,000
13.01	Property			Mariner’s Landing
13.02	Property			2401 Bert Drive
14	Loan	13	MC-Five Mile	Yamal Yidios Multifamily Portfolio	YTech One-1312 Units Houston Investment, LLC	Yamal Yidios Char	Acquisition	19,500,000	12,962,829	0
14.01	Property	13		Kirkwood Landing Apartments
14.02	Property			Valencia at Spring Branch
14.03	Property			The Forest Apartments
14.04	Property			Pine Creek Apartments
15	Loan		CGMRC	McAllister Plaza	RBL McAllister LLC	David Rawson and Joseph Blum	Refinance	18,000,000	1,610,846	0
16	Loan		RMF	Parkway and Parkgreen on Bellaire	SS Apartments, LLC	Ajay K. Gupta	Acquisition	16,750,000	5,651,835	0
17	Loan		JLC	The Portland Paramount Hotel	925 Park Avenue Associates, LLC	Michael Bashaw, Rodney Olson and J. Stephen Goodfellow	Refinance	16,000,000	0	0
18	Loan		JLC	Monterra Apartments	USM Las Vegas, LLC	Paul E. Mashni	Refinance	15,600,000	0	0
19	Loan		JLC	Sail Pointe Apartments	St. Lucie Properties Group, LLC	Paul R. Steinfurth	Refinance	14,750,000	0	0
20	Loan		RMF	Villages on the River	HPI Villages LLC	Matthew A. Sharp and J. David Kelsey	Acquisition	14,350,000	6,373,632	0
21	Loan		RMF	The Brittany	Northland Brittany LLC	Northland Portfolio L.P.	Refinance	14,100,000	0	0
22	Loan		JLC	Hilton Greenville	UVH Greenville, LLC	Allan Gutierrez	Acquisition	13,400,000	5,922,882	0
23	Loan	13	GSMC	Wal-Mart Shadow Anchored Midwest Portfolio	FM Evan Mills S/C, LLC, FM Marion S/C, LLC, FM Salem S/C, LLC and FM Oak Grove S/C, LLC	Fountain Capital LLC, John Cheney Curtis Mathes and George Carey Mathes	Acquisition	12,938,000	4,083,079	0
23.01	Property			Evans Mills Shopping Center
23.02	Property	13		Oak Grove Shopping Center
23.03	Property			Salem Shopping Center
23.04	Property			Marion Shopping Center
24	Loan		RMF	Candlewood	Northland Candlewood LLC	Northland Portfolio L.P.	Refinance	12,815,000	0	0
25	Loan	26, 27	RMF	Related Home Depot	Related Retail Bruckner, LLC	The Related Companies, L.P.	Refinance	27,000,000	0	0
26	Loan		JLC	Oaks at Holcomb Bridge	RJJ Roswell LLC	John R. Young and Reggie King	Acquisition	12,150,000	5,046,960	0
27	Loan		JLC	Sanctuary at Winterlakes Apartments	Sanctuary at Winterlakes, LLC	Paul R. Steinfurth	Refinance	12,000,000	0	800,000
28	Loan		JLC	The Camp	The Camp Project, LLC	Shaheen Sadeghi and Linda Sadeghi	Refinance	12,000,000	0	0
29	Loan		JLC	Park 41 Evansville	Park 41 Holding Company, LLC	Benjamin J. Kunkel	Refinance	12,000,000	0	0
30	Loan		GSMC	Bella Apartments	ACV I LLC	Andrew Schwarz and ACM Venture 1, LLC	Refinance	11,750,000	0	0
31	Loan		JLC	5607-5625 Baum Boulevard	Baum Boulevard Ground LLC	William H. Odell and John H. Odell	Refinance	11,700,000	347,063	1,300,000

GSMS 2013-GCJ16 Annex A

Control	Loan /		Mortgage				Loan	Loan Amount	Principal’s New Cash	Subordinate
Number	Property Flag	Footnotes	Loan Seller	Property Name	Borrower Name	Carve-out Guarantor	Purpose	(sources)	Contribution (7)	Debt
32	Loan	28, 29	JLC	Ball State Portfolio	Muncie SPE, LLC	James B. Harkrider III, Andrew Lallathin and Ira Mondry	Acquisition	11,520,000	2,867,357	2,700,000
33	Loan	13	MC-Five Mile	Sheraton Four Points Hotel O’Hare	Schiller Park Hospitality LLC	Waqas Akuly, Amin Amdani, Paul Busching, Bimal Doshi, Satya Mehta and Fouza Memon	Acquisition	11,500,000	4,310,934	0
34	Loan		JLC	Village Manor	Village Manor Retirement of Hartland, LLC	Joshua Stein and Waldenwoods Properties, LLC	Refinance	10,700,000	0	0
35	Loan		JLC	Northlake Square SC	Northlake Square, LLC	David L. Barnhart	Refinance	10,500,000	27,548	0
36	Loan	30	GSMC	Wal-Mart Shadow Anchored Southeast Portfolio	FM Dillon S/C, LLC, FM Salisbury S/C, LLC, FM Brewton S/C, LLC and FM Selma S/C, LLC	Fountain Capital LLC, John Cheney Curtis Mathes and George Carey Mathes	Acquisition	9,600,000	3,450,542	0
36.01	Property			Salisbury Shopping Center
36.02	Property			Brewton Shopping Center
36.03	Property			Selma Shopping Center
36.04	Property			Dillon Shopping Center
37	Loan		GSMC	Sweetwater Apartments	Sweetwater Apartments LLC	Robert P. Rothenberg and Gideon Z. Friedman	Acquisition	9,200,000	3,195,272	0
38	Loan		MC-Five Mile	Saddleback MHC Portfolio	Cedar Creek MHP LLC, Prairie Village MHP LLC, West Cloud MHP LLC and Countryside MHP LLC	Ben Braband and Geoff Rosenhain	Refinance	8,700,000	1,180,414	0
38.01	Property			Countryside Estates MHP (Hays, KS)
38.02	Property			Prairie Village MHP (Salina, KS)
38.03	Property			Cedar Creek MHP (Salina, KS)
38.04	Property			West Cloud MHP (Salina, KS)
39	Loan	13	GSMC	Wal-Mart Shadow Anchored Central Portfolio	FM Cortez S/C, LLC, FM Enid S/C, LLC, FM Pryor S/C, LLC and FM Malvern S/C, LLC	Fountain Capital LLC, John Cheney Curtis Mathes and George Carey Mathes	Acquisition	8,284,000	3,004,019	0
39.01	Property			Pryor Shopping Center
39.02	Property	31		Malvern Shopping Center
39.03	Property			Cortez Shopping Center
39.04	Property	13		Enid Shopping Center
40	Loan		GSMC	Self Storage Plus Manassas	Sudley Manor Storage, LLC	Joseph Wolinsky	Refinance	8,000,000	0	0
41	Loan		RMF	Randolph Park	Northland Randolph Park Apartments LLC	Northland Portfolio L.P.	Refinance	7,990,000	0	0
42	Loan	13	RMF	Fairfield Inn & Suites	Montgomery Hotel Group, LLC	Greg Friedman and Mitul Patel	Refinance	8,000,000	244,383	0
43	Loan		MC-Five Mile	Fairfield Inn, Ann Arbor	PH Ann Arbor Hotel Owner, LLC	Julie A. Dumon Trust dated March 24, 2006 and Graham Hershman	Acquisition	7,350,000	3,556,267	0
44	Loan		GSMC	Summervale Apartments	Summervale Apartments, LLC	Michael G. Tombari and Kenneth L. Hatfield	Acquisition	7,300,000	3,123,726	0
45	Loan		GSMC	McDonough Marketplace	McDonough (McDonough) WMC, LLC	Stanley Werb and Jonathan S. Gaines	Refinance	7,275,000	0	0
46	Loan		JLC	Plaza Vegas Business Park	Plaza Vegas I LLC	Johnny A. Ribeiro, Jr.	Refinance	7,200,000	314,082	0
47	Loan	32	MC-Five Mile	Capitol View	1402 Associates, LLC	Richard E. Hennessey, Michael T. Dilts, Brian J. Sullivan, John G. Leicht	Refinance	6,900,000	277,405	0
48	Loan		MC-Five Mile	Prestonwood Apartments	Santhi Corporation	Chowdary Yalamanchili	Refinance	6,750,000	0	0
49	Loan		JLC	University Garden Apartments	125 Baxter, LLC	Nicholas R. Halaris and John R. Young	Acquisition	6,525,000	3,473,741	0
50	Loan	13, 33	GSMC	Mozzo Apartments	531 Virginia LLC	Tadd M. Miller, Gregory B. Martin and Milhaus Development LLC	Refinance	6,400,000	0	0
51	Loan		CGMRC	Urbane Apartment Portfolio	Urbane on Center LLC, Urbane on Catalpa LLC, Urbane on Crooks South LLC and Urbane on Breckenridge LLC	Frederick Blechman and Sherman J. Freund	Refinance	5,400,000	0	0
51.01	Property			Urbane on Center
51.02	Property			Urbane on Crooks South
51.03	Property			Urbane on Breckenridge
51.04	Property			Urbane on Catalpa
52	Loan	34	JLC	215 Ohio Street	BP Phoenix LLC	Frederick W. Solberg and Christopher Dunn	Acquisition	5,300,000	0	0
53	Loan		GSMC	Norton Commons	Norton (Norton) SRX, LLC	Stanley Werb and Jonathan S. Gaines	Acquisition	5,182,500	1,841,327	0
54	Loan		MC-Five Mile	Westridge Business Center	Lo Duca Bros. Realty Co. Westridge LLC	Dominic M. Lo Duca and Vincent J. Lo Duca	Refinance	5,165,000	11,962	0
55	Loan		MC-Five Mile	Shops at Memorial Heights	Shops at Memorial, LLC	Samer Danial	Refinance	5,138,000	0	0
56	Loan	13	RMF	Key Lock Mini Storage	Key Lock Prime Storage LLC	Robert J. Moser, Robert C. Morgan and Herbert Morgan	Refinance	5,100,000	0	0
57	Loan	35	MC-Five Mile	Cinema Place	1069 B Street, LLC	Shaoul Levy	Refinance	5,000,000	0	0
58	Loan		JLC	Park 2000 Mini Storage	Park 2000 I, LLC	Johnny A. Ribeiro, Jr. and LoraLee Ribeiro	Refinance	5,000,000	216,213	0
59	Loan		MC-Five Mile	800 Wilcrest Drive	Mitterhofer@Wilcrest, LLC	Giancarlo Mitterhofer and Wendy Velez	Refinance	4,600,000	0	0
60	Loan	13	MC-Five Mile	Meadowbrook & Volunteer Crossing	Caprealty 13-Bristol, L.L.C. and New Haven-Meadowbrook Associates Limited Partnership	David H. Lee	Refinance	4,500,000	0	0
60.01	Property	13		Meadowbrook Shopping Center
60.02	Property	13		Volunteer Crossing Shopping Center
61	Loan		MC-Five Mile	Holiday Inn Express, Muncie	Muncie Hotel Owner, LLC	Julie A. Dumon Trust Dated March 24, 2006 and Graham Hershman	Acquisition	4,500,000	1,932,001	0
62	Loan		MC-Five Mile	1122 Milledge Street	Milledge Equities, LLC	Shraga F. Schorr	Acquisition	4,350,000	1,793,055	0
63	Loan		MC-Five Mile	Broadway Festival Shopping Center	Shopping Center BF, LLC	Catherine Patel	Refinance	4,085,000	183,478	0
64	Loan		JLC	257 West 17th Street	257 Associates Borrower LLC	World-Wide Holdings Corporation	Refinance	4,000,000	0	0
65	Loan		MC-Five Mile	La Plaza Apartments	Holste Group, L.L.C.	Randall J. Holste and Janet Holste Cheetham	Refinance	4,000,000	0	0
66	Loan		MC-Five Mile	Gibson & Heritage MHCs	Gibson Mobile Home Estates, Inc. and Heritage Mobile Home Village, Inc.	Gus Gibson, Jr.	Refinance	3,800,000	0	0
67	Loan		MC-Five Mile	Timbers of Keegans Bayou	Chitratrangi Limited Partnership	Chowdary Yalamanchili	Refinance	3,750,000	482,295	0
68	Loan		CGMRC	Gappie Plaza	Next Bronzeville, LLC	Andrew S. Hochberg, Marc J. Blum, and Robert Caplin	Refinance	3,650,000	0	0
69	Loan		MC-Five Mile	Forest View Apartments	Forest View United, LLC	Aaron Kurlansky and Ramon M. Corona	Acquisition	3,500,000	1,469,627	0
70	Loan		MC-Five Mile	Joyner Crossing	Joyners Crossing, LLC	William T. Barnett	Refinance	3,500,000	13,615	0
71	Loan		RMF	Summerwood Self Storage	RG Self Storage, LLLP	Richard A. Graham, Jr.	Refinance	3,400,000	83,464	0
72	Loan		JLC	Moores Mill Village Apartments	2453 Coronet, LLC	Nicholas R. Halaris and John R. Young	Refinance	3,400,000	0	0
73	Loan		MC-Five Mile	Archer Plaza	Shopping Center AC, LLC	Catherine Patel	Refinance	3,300,000	0	0
74	Loan		CGMRC	Amsdell Madison Square Self Storage FL	Amsdell Storage Ventures XVI, LLC	Robert J. Amsdell and Barry L. Amsdell	Acquisition	3,150,000	1,133,604	0
75	Loan		RMF	Timber Run Apartments	13000 Woodforest LLC	Chad Doty, Ed Barriskill and Dan Chamberlain	Acquisition	3,100,000	1,190,672	0
76	Loan		CGMRC	Amsdell Great American Storage IL	Amsdell Storage Ventures XIV, LLC	Robert J. Amsdell and Barry L. Amsdell	Acquisition	2,450,000	1,160,131	0
77	Loan		RMF	Gandy Shoppes	GS Center LLC	Daniel Halberstein	Acquisition	2,418,750	979,677	0

GSMS 2013-GCJ16 Annex A

Control	Loan /		Mortgage								Principal Equity
Number	Property Flag	Footnotes	Loan Seller	Property Name	Other Sources	Total Sources	Loan Payoff	Purchase Price	Closing Costs	Reserves	Distribution	Other Uses	Total Uses	Lockbox
1	Loan	8	GSMC	Windsor Court New Orleans	0	73,000,000	38,232,756	0	808,639	425,613	33,532,992	0	73,000,000	Hard
2	Loan	9, 10	CGMRC	Miracle Mile Shops	0	580,000,000	551,424,876	0	2,575,263	1,981,705	24,018,156	0	580,000,000	Hard
3	Loan	11, 12	JLC	Matrix MHC Portfolio	19,141,258	183,279,094	8,488,742	165,000,000	4,440,352	5,350,000	0	0	183,279,094	Soft
3.01	Property			Westbridge Manor
3.02	Property			Westbrook
3.03	Property			Avon on the Lake
3.04	Property			Oakland Glens
3.05	Property			Green Park South
3.06	Property			Fairchild Lake
3.07	Property			Cranberry Lake
3.08	Property			Grand Blanc Crossing
3.09	Property			Holly Hills
3.10	Property			Royal Estates
3.11	Property			Old Orchard
4	Loan	13, 14	RMF	The Gates at Manhasset	0	60,000,000	21,732,655	0	817,559	6,266,050	31,183,736	0	60,000,000	Soft
5	Loan	13, 15, 16, 17	RMF	Walpole Shopping Mall	0	74,583,527	72,864,408	0	442,185	1,153,434	0	123,500	74,583,527	Hard
6	Loan	13, 18	MC-Five Mile	Regency Portfolio	0	43,800,000	35,284,604	0	1,860,999	498,016	6,156,381	0	43,800,000	Hard
6.01	Property			Prestonsburg Village
6.02	Property			Jackson Park
6.03	Property			River Creek Village
6.04	Property			Oak Station
6.05	Property			Village Center
6.06	Property			Twin County Plaza
6.07	Property			Jackson Square
6.08	Property			Flint River Plaza
6.09	Property			Country Roads
6.10	Property			Village Square
6.11	Property			T&C Center
6.12	Property	13		Green Acres
6.13	Property	13		Vancleave Center
6.14	Property	13		Quitman Center
7	Loan		JLC	Shadow Mountain Marketplace	0	44,006,706	42,458,855	0	411,501	1,136,350	0	0	44,006,706	Hard
8	Loan	19	GSMC	1245 16th Street	0	37,000,000	30,535,279	0	475,878	184,759	5,804,083	0	37,000,000	Hard
9	Loan	13, 20, 21	JLC	Walnut Creek Marriott	0	40,355,000	28,285,885	0	3,426,080	8,643,035	0	0	40,355,000	Hard
10	Loan	22	MC-Five Mile	University Tower	0	27,000,000	19,594,064	0	329,658	5,088,735	1,987,543	0	27,000,000	Springing
11	Loan	23	RMF	Olympia Development Walgreens Portfolio	0	22,730,000	18,569,029	0	299,194	0	76,070	3,785,707	22,730,000	Hard
11.01	Property			Walgreens - Sarasota, FL
11.02	Property			Walgreens - Bradenton, FL
11.03	Property			Walgreens - Lawrenceville, GA
11.04	Property			Walgreens - Merritt Island, FL
11.05	Property			Walgreens - Seminole, FL
12	Loan		JLC	8670 Wilshire	0	25,000,000	13,761,335	0	546,553	356,620	10,335,492	0	25,000,000	Hard
13	Loan	24, 25	JLC	Mariner’s Landing and 2401 Bert	360,000	25,900,131	9,377,578	15,270,744	1,029,013	222,797	0	0	25,900,131	Hard
13.01	Property			Mariner’s Landing
13.02	Property			2401 Bert Drive
14	Loan	13	MC-Five Mile	Yamal Yidios Multifamily Portfolio	0	32,462,829	0	29,978,422	770,258	1,714,148	0	0	32,462,829	Springing
14.01	Property	13		Kirkwood Landing Apartments
14.02	Property			Valencia at Spring Branch
14.03	Property			The Forest Apartments
14.04	Property			Pine Creek Apartments
15	Loan		CGMRC	McAllister Plaza	230,000	19,840,846	18,031,113	0	124,133	1,454,310	0	231,290	19,840,846	Hard
16	Loan		RMF	Parkway and Parkgreen on Bellaire	0	22,401,835	0	21,500,000	464,931	436,904	0	0	22,401,835	Springing
17	Loan		JLC	The Portland Paramount Hotel	0	16,000,000	9,575,272	0	298,215	209,400	5,917,113	0	16,000,000	Springing
18	Loan		JLC	Monterra Apartments	0	15,600,000	13,919,911	0	416,245	60,000	1,203,844	0	15,600,000	None
19	Loan		JLC	Sail Pointe Apartments	0	14,750,000	11,636,409	0	660,000	251,152	2,202,439	0	14,750,000	Soft Springing
20	Loan		RMF	Villages on the River	0	20,723,632	0	20,200,000	486,113	37,519	0	0	20,723,632	Springing
21	Loan		RMF	The Brittany	0	14,100,000	8,236,638	0	364,376	1,548,277	3,950,708	0	14,100,000	Springing
22	Loan		JLC	Hilton Greenville	0	19,322,882	0	16,768,931	715,494	1,838,458	0	0	19,322,882	Hard
23	Loan	13	GSMC	Wal-Mart Shadow Anchored Midwest Portfolio	0	17,021,079	0	16,626,955	191,579	202,545	0	0	17,021,079	Hard
23.01	Property			Evans Mills Shopping Center
23.02	Property	13		Oak Grove Shopping Center
23.03	Property			Salem Shopping Center
23.04	Property			Marion Shopping Center
24	Loan		RMF	Candlewood	0	12,815,000	6,006,047	0	364,666	1,065,117	5,379,169	0	12,815,000	Springing
25	Loan	26, 27	RMF	Related Home Depot	0	27,000,000	7,757,462	0	726,639	0	18,515,900	0	27,000,000	Hard
26	Loan		JLC	Oaks at Holcomb Bridge	0	17,196,960	0	15,350,000	808,322	1,038,638	0	0	17,196,960	Soft
27	Loan		JLC	Sanctuary at Winterlakes Apartments	0	12,800,000	11,530,382	0	542,728	195,982	530,909	0	12,800,000	Soft Springing
28	Loan		JLC	The Camp	0	12,000,000	8,229,488	0	129,845	58,518	3,582,149	0	12,000,000	None
29	Loan		JLC	Park 41 Evansville	0	12,000,000	8,464,535	0	1,775,948	1,239,192	520,325	0	12,000,000	Soft
30	Loan		GSMC	Bella Apartments	0	11,750,000	5,843,413	0	308,080	50,123	5,548,384	0	11,750,000	Springing
31	Loan		JLC	5607-5625 Baum Boulevard	0	13,347,063	11,731,652	0	1,107,247	508,164	0	0	13,347,063	Hard

GSMS 2013-GCJ16 Annex A

Control	Loan /		Mortgage								Principal Equity
Number	Property Flag	Footnotes	Loan Seller	Property Name	Other Sources	Total Sources	Loan Payoff	Purchase Price	Closing Costs	Reserves	Distribution	Other Uses	Total Uses	Lockbox
32	Loan	28, 29	JLC	Ball State Portfolio	0	17,087,357	0	15,800,000	939,857	347,500	0	0	17,087,357	Soft
33	Loan	13	MC-Five Mile	Sheraton Four Points Hotel O’Hare	0	15,810,934	0	12,676,244	331,458	2,803,232	0	0	15,810,934	Hard
34	Loan		JLC	Village Manor	0	10,700,000	10,293,857	0	214,153	65,218	126,772	0	10,700,000	Soft
35	Loan		JLC	Northlake Square SC	0	10,527,548	7,828,484	0	383,736	2,315,329	0	0	10,527,548	None
36	Loan	30	GSMC	Wal-Mart Shadow Anchored Southeast Portfolio	0	13,050,542	0	12,677,252	180,831	192,458	0	0	13,050,542	Hard
36.01	Property			Salisbury Shopping Center
36.02	Property			Brewton Shopping Center
36.03	Property			Selma Shopping Center
36.04	Property			Dillon Shopping Center
37	Loan		GSMC	Sweetwater Apartments	0	12,395,272	0	12,025,000	199,460	170,812	0	0	12,395,272	None
38	Loan		MC-Five Mile	Saddleback MHC Portfolio	60,000	9,940,414	8,825,208	0	280,979	828,727	0	5,500	9,940,414	Soft
38.01	Property			Countryside Estates MHP (Hays, KS)
38.02	Property			Prairie Village MHP (Salina, KS)
38.03	Property			Cedar Creek MHP (Salina, KS)
38.04	Property			West Cloud MHP (Salina, KS)
39	Loan	13	GSMC	Wal-Mart Shadow Anchored Central Portfolio	0	11,288,019	0	10,787,275	179,668	321,076	0	0	11,288,019	Hard
39.01	Property			Pryor Shopping Center
39.02	Property	31		Malvern Shopping Center
39.03	Property			Cortez Shopping Center
39.04	Property	13		Enid Shopping Center
40	Loan		GSMC	Self Storage Plus Manassas	0	8,000,000	5,333,810	0	203,654	49,867	2,412,669	0	8,000,000	None
41	Loan		RMF	Randolph Park	0	7,990,000	5,411,824	0	245,847	954,937	1,377,392	0	7,990,000	Springing
42	Loan	13	RMF	Fairfield Inn & Suites	0	8,244,383	7,945,158	0	211,723	87,502	0	0	8,244,383	Hard
43	Loan		MC-Five Mile	Fairfield Inn, Ann Arbor	0	10,906,267	0	8,000,000	458,863	2,447,404	0	0	10,906,267	Hard
44	Loan		GSMC	Summervale Apartments	0	10,423,726	0	9,920,000	56,950	446,776	0	0	10,423,726	None
45	Loan		GSMC	McDonough Marketplace	0	7,275,000	4,925,115	0	142,914	6,615	2,200,356	0	7,275,000	None
46	Loan		JLC	Plaza Vegas Business Park	0	7,514,082	6,937,230	0	141,805	435,046	0	0	7,514,082	Springing
47	Loan	32	MC-Five Mile	Capitol View	0	7,177,405	6,946,220	0	166,968	64,217	0	0	7,177,405	Hard
48	Loan		MC-Five Mile	Prestonwood Apartments	0	6,750,000	5,101,461	0	275,071	153,766	1,219,702	0	6,750,000	Soft
49	Loan		JLC	University Garden Apartments	0	9,998,741	0	8,750,000	469,091	779,650	0	0	9,998,741	Soft
50	Loan	13, 33	GSMC	Mozzo Apartments	0	6,400,000	4,473,708	0	153,831	0	1,772,461	0	6,400,000	None
51	Loan		CGMRC	Urbane Apartment Portfolio	50,000	5,450,000	5,130,238	0	30,362	50,483	12,628	226,290	5,450,000	Springing
51.01	Property			Urbane on Center
51.02	Property			Urbane on Crooks South
51.03	Property			Urbane on Breckenridge
51.04	Property			Urbane on Catalpa
52	Loan	34	JLC	215 Ohio Street	0	5,300,000	3,020,833	0	410,263	613,719	1,255,185	0	5,300,000	Hard
53	Loan		GSMC	Norton Commons	0	7,023,827	0	6,910,000	113,827	0	0	0	7,023,827	None
54	Loan		MC-Five Mile	Westridge Business Center	0	5,176,962	3,098,255	0	1,927,699	151,008	0	0	5,176,962	Hard
55	Loan		MC-Five Mile	Shops at Memorial Heights	0	5,138,000	2,955,174	0	152,971	88,067	1,941,789	0	5,138,000	Springing
56	Loan	13	RMF	Key Lock Mini Storage	0	5,100,000	2,737,169	0	170,194	443,884	1,748,753	0	5,100,000	Springing
57	Loan	35	MC-Five Mile	Cinema Place	0	5,000,000	4,149,759	0	216,995	132,671	470,761	29,814	5,000,000	Hard
58	Loan		JLC	Park 2000 Mini Storage	0	5,216,213	4,752,313	0	128,839	335,061	0	0	5,216,213	Springing
59	Loan		MC-Five Mile	800 Wilcrest Drive	0	4,600,000	3,404,800	0	130,488	623,533	441,179	0	4,600,000	Springing
60	Loan	13	MC-Five Mile	Meadowbrook & Volunteer Crossing	0	4,500,000	1,711,527	0	178,705	250,418	2,359,350	0	4,500,000	Hard
60.01	Property	13		Meadowbrook Shopping Center
60.02	Property	13		Volunteer Crossing Shopping Center
61	Loan		MC-Five Mile	Holiday Inn Express, Muncie	0	6,432,001	0	4,954,703	253,329	1,223,969	0	0	6,432,001	Hard
62	Loan		MC-Five Mile	1122 Milledge Street	0	6,143,055	0	5,814,000	189,234	139,821	0	0	6,143,055	Hard
63	Loan		MC-Five Mile	Broadway Festival Shopping Center	0	4,268,478	4,107,570	0	104,921	55,987	0	0	4,268,478	Hard
64	Loan		JLC	257 West 17th Street	0	4,000,000	1,307,383	0	253,406	213,062	2,226,148	0	4,000,000	Hard
65	Loan		MC-Five Mile	La Plaza Apartments	0	4,000,000	2,222,444	0	191,089	187,437	1,399,030	0	4,000,000	Springing
66	Loan		MC-Five Mile	Gibson & Heritage MHCs	0	3,800,000	3,089,891	0	151,384	15,003	543,723	0	3,800,000	Soft
67	Loan		MC-Five Mile	Timbers of Keegans Bayou	0	4,232,295	3,845,061	0	196,742	190,491	0	0	4,232,295	Soft
68	Loan		CGMRC	Gappie Plaza	37,500	3,687,500	2,741,190	0	24,723	34,390	756,353	130,844	3,687,500	Hard
69	Loan		MC-Five Mile	Forest View Apartments	0	4,969,627	0	4,600,717	184,724	184,186	0	0	4,969,627	Springing
70	Loan		MC-Five Mile	Joyner Crossing	0	3,513,615	3,361,163	0	111,257	41,195	0	0	3,513,615	Springing
71	Loan		RMF	Summerwood Self Storage	0	3,483,464	3,270,909	0	114,397	98,158	0	0	3,483,464	Springing
72	Loan		JLC	Moores Mill Village Apartments	0	3,400,000	2,155,711	0	241,011	68,438	934,841	0	3,400,000	Soft
73	Loan		MC-Five Mile	Archer Plaza	0	3,300,000	2,844,798	0	89,803	67,858	297,541	0	3,300,000	Hard
74	Loan		CGMRC	Amsdell Madison Square Self Storage FL	210,476	4,494,080	0	4,200,000	50,744	167,525	0	75,812	4,494,080	Springing
75	Loan		RMF	Timber Run Apartments	0	4,290,672	0	3,875,000	168,057	247,616	0	0	4,290,672	Springing
76	Loan		CGMRC	Amsdell Great American Storage IL	49,375	3,659,506	0	3,425,000	19,439	161,690	0	53,377	3,659,506	Springing
77	Loan		RMF	Gandy Shoppes	0	3,398,427	0	3,225,000	140,657	32,770	0	0	3,398,427	Hard

GSMS 2013-GCJ16 Annex A

Control	Loan /		Mortgage		Cash	Cash Management	Ground	Ground Lease	Annual Ground	Cut-off Date
Number	Property Flag	Footnotes	Loan Seller	Property Name	Management	Triggers	Lease Y/N	Expiration Date	Lease Payment ($)	B Note Balance ($)
1	Loan	8	GSMC	Windsor Court New Orleans	In Place	(i) the occurrence of an Event of Default, (ii) DSCR is less than 1.20x, (iii) failure to deliver financial statements as required in the Loan Agreement	No
2	Loan	9, 10	CGMRC	Miracle Mile Shops	In Place
(i) the occurrence of an Event of Default, (ii) (x) through and including the September 6, 2018 payment date (a) DSCR<1.30x or (b) Underwritable Cash Flow is equal to or less than $36,000,000; (ii) after the payment date on September 6, 2018 (a) DSCR<1.15x or (b) Underwritable Cash Flow is equal to or less than $42,000,000
No
3	Loan	11, 12	JLC	Matrix MHC Portfolio	Springing	(i) the occurrence of an Event of Default, (ii) Debt Yield is less than 8.90%
3.01	Property			Westbridge Manor			No
3.02	Property			Westbrook			No
3.03	Property			Avon on the Lake			No
3.04	Property			Oakland Glens			No
3.05	Property			Green Park South			No
3.06	Property			Fairchild Lake			No
3.07	Property			Cranberry Lake			No
3.08	Property			Grand Blanc Crossing			No
3.09	Property			Holly Hills			No
3.10	Property			Royal Estates			No
3.11	Property			Old Orchard			No
4	Loan	13, 14	RMF	The Gates at Manhasset	Springing	(i) the occurrence of an Event of Default, (ii) Bankruptcy action of the Borrower, Guarantor or Manager, (iii) DSCR is less than 1.20x	No
5	Loan	13, 15, 16, 17	RMF	Walpole Shopping Mall	Springing
(i) the occurrence of an Event of Default, (ii) DSCR is less than 1.10x, (iii) Failure to deposit any of the Reserve Fund Deposits within 10 days of the date due, including the Static Deposit (iv) Failure to maintain the Static Reserve Fund and the Debt Service Reserve Fund, (v) Failure by Mezzanine Borrower to deposit with Mezzanine Lender the Debt Service Reserve Deposit,  (vi) Mezzanine Loan Event of Default, (vii) Failure to timely make the Additional Roof Repair Deposit.
No
6	Loan	13, 18	MC-Five Mile	Regency Portfolio	Springing	(i) the occurrence of an Event of Default, (ii) DSCR is less than 1.10x
6.01	Property			Prestonsburg Village			No
6.02	Property			Jackson Park			No
6.03	Property			River Creek Village			No
6.04	Property			Oak Station			No
6.05	Property			Village Center			No
6.06	Property			Twin County Plaza			No
6.07	Property			Jackson Square			No
6.08	Property			Flint River Plaza			No
6.09	Property			Country Roads			No
6.10	Property			Village Square			No
6.11	Property			T&C Center			No
6.12	Property	13		Green Acres			No
6.13	Property	13		Vancleave Center			No
6.14	Property	13		Quitman Center			No
7	Loan		JLC	Shadow Mountain Marketplace	Springing	(i) the occurrence of an Event of Default, (ii) Debt Yield is less than 7.95%, (iii) the occurrence of a Lease Sweep Period	No
8	Loan	19	GSMC	1245 16th Street	Springing	(i) the occurrence of an Event of Default, (ii) DSCR is less than 1.15x, (iii) failure to deliver financial statements as required in the Loan Agreement	No
9	Loan	13, 20, 21	JLC	Walnut Creek Marriott	In Place	(i) the occurrence of an Event of Default, (ii) Debt Yield is less than 8.50%, (iii) currently triggered until PIP work is complete	No
10	Loan	22	MC-Five Mile	University Tower	Springing	(i) the occurrence of an Event of Default, (ii) DSCR is less than 1.20x, (iii) Debt Yield is less than 7.75%, (iv) the occurrence of a Trigger Lease Event, (v) the occurrence of a BCBS Trigger Event	No
11	Loan	23	RMF	Olympia Development Walgreens Portfolio	Springing
(i) the occurrence of an Event of Default, (ii) Bankruptcy action of the Borrower, Guarantor or Manager, (iii) DSCR is less than 1.20x, (iv) a Critical Tenant Trigger Event, (v) failure to repay or defease the entire Debt on or prior to the Anticipated Repayment Date

11.01	Property			Walgreens - Sarasota, FL			No
11.02	Property			Walgreens - Bradenton, FL			No
11.03	Property			Walgreens - Lawrenceville, GA			No
11.04	Property			Walgreens - Merritt Island, FL			No
11.05	Property			Walgreens - Seminole, FL			No
12	Loan		JLC	8670 Wilshire	In Place	(i) the occurrence of an Event of Default, (ii) DSCR is less than 1.00x	No
13	Loan	24, 25	JLC	Mariner’s Landing and 2401 Bert	In Place	(i) the occurrence of an Event of Default, (ii) DSCR is less than 1.05x
13.01	Property			Mariner’s Landing			No
13.02	Property			2401 Bert Drive			No
14	Loan	13	MC-Five Mile	Yamal Yidios Multifamily Portfolio	Springing	(i) the occurrence of an Event of Default, (ii) DSCR is less than 1.15x, (iii) Debt Yield is less than 8.0%, (iv) the occurrence of a Trigger Lease Event
14.01	Property	13		Kirkwood Landing Apartments			No
14.02	Property			Valencia at Spring Branch			No
14.03	Property			The Forest Apartments			No
14.04	Property			Pine Creek Apartments			No
15	Loan		CGMRC	McAllister Plaza	Springing	(i) the occurrence of an Event of Default, (ii) DSCR is less than 1.20x, (iii) the occurrence of a Specified Tenant Trigger Period	No
16	Loan		RMF	Parkway and Parkgreen on Bellaire	Springing	(i) the occurrence of an Event of Default, (ii) Bankruptcy action of the Borrower, Guarantor or Manager, (iii) DSCR is less than 1.20x	No
17	Loan		JLC	The Portland Paramount Hotel	Springing	(i) the occurrence of an Event of Default, (ii) DSCR is less than 1.20x	No
18	Loan		JLC	Monterra Apartments	None	NAP	No
19	Loan		JLC	Sail Pointe Apartments	Springing	(i) the occurrence of an Event of Default, (ii) DSCR is less than 1.10x	No
20	Loan		RMF	Villages on the River	Springing	(i) the occurrence of an Event of Default, (ii) Bankruptcy action of the Borrower, Guarantor or Manager, (iii) DSCR is less than 1.20x	No
21	Loan		RMF	The Brittany	Springing	(i) the occurrence of an Event of Default, (ii) Bankruptcy action of the Guarantor or Manager, (iii) DSCR is less than 1.15x	No
22	Loan		JLC	Hilton Greenville	Springing	(i) the occurrence of an Event of Default, (ii) Debt Yield is less than 9.0%	No
23	Loan	13	GSMC	Wal-Mart Shadow Anchored Midwest Portfolio	Springing
(i) the occurrence of an Event of Default, (ii) Net Operating Income is less than 80% of Closing Date NOI, (iii) failure to deliver financial statements as required in the Loan Agreement, (iv) Dollar Tree in both Evans Mills and Marion fail to renew their leases

23.01	Property			Evans Mills Shopping Center			No
23.02	Property	13		Oak Grove Shopping Center			No
23.03	Property			Salem Shopping Center			No
23.04	Property			Marion Shopping Center			No
24	Loan		RMF	Candlewood	Springing	(i) the occurrence of an Event of Default, (ii) Bankruptcy action of the Guarantor or Manager, (iii) DSCR is less than 1.15x	No
25	Loan	26, 27	RMF	Related Home Depot	Springing	(i) the occurrence of an Event of Default, (ii) Bankruptcy action of the Borrower, Guarantor or Manager, (iii) DSCR is less than 1.15x, (iv) the occurrence of a Home Depot Trigger Event	Yes	10/31/2027	1,732,500
26	Loan		JLC	Oaks at Holcomb Bridge	Springing	(i) the occurrence of an Event of Default, (ii) Debt Yield is less than 7.50%	No
27	Loan		JLC	Sanctuary at Winterlakes Apartments	Springing	(i) the occurrence of an Event of Default, (ii) DSCR is less than 1.10x	No
28	Loan		JLC	The Camp	None	NAP	No
29	Loan		JLC	Park 41 Evansville	Springing	(i) the occurrence of an Event of Default, (ii) DSCR is less than 1.25x, (iii) the occurrence of a Lease Sweep Period	No
30	Loan		GSMC	Bella Apartments	Springing	(i) the occurrence of an Event of Default, (ii) DSCR is less than 1.15x for two consecutive quarters, (iii) failure to deliver a Refinance Commitment on or prior to the Open Period	No
31	Loan		JLC	5607-5625 Baum Boulevard	In Place	(i) the occurrence of an Event of Default, (ii) DSCR is less than 1.05x	No

GSMS 2013-GCJ16 Annex A

Control	Loan /		Mortgage		Cash	Cash Management	Ground	Ground Lease	Annual Ground	Cut-off Date
Number	Property Flag	Footnotes	Loan Seller	Property Name	Management	Triggers	Lease Y/N	Expiration Date	Lease Payment ($)	B Note Balance ($)
32	Loan	28, 29	JLC	Ball State Portfolio	In Place	(i) the occurrence of an Event of Default, (ii) DSCR is less than 1.10x	No
33	Loan	13	MC-Five Mile	Sheraton Four Points Hotel O’Hare	Springing
(i) the occurrence of an Event of Default, (ii) DSCR is less than 1.40x, (iii) Debt Yield is less than 10.0%, (iv) 1 year prior to the expiration of Franchise Agreement, (v) if balance of Seasonality Reserve is less than $133,333
No
34	Loan		JLC	Village Manor	Springing	(i) the occurrence of an Event of Default, (ii) DSCR is less than 1.25x	No
35	Loan		JLC	Northlake Square SC	None	NAP	No
36	Loan	30	GSMC	Wal-Mart Shadow Anchored Southeast Portfolio	Springing	(i) the occurrence of an Event of Default, (ii) Net Operating Income is less than 80% of Closing Date NOI, (iii) failure to deliver financial statements as required in the Loan Agreement
36.01	Property			Salisbury Shopping Center			No
36.02	Property			Brewton Shopping Center			No
36.03	Property			Selma Shopping Center			No
36.04	Property			Dillon Shopping Center			No
37	Loan		GSMC	Sweetwater Apartments	None	(i) the occurrence of an Event of Default, (ii) Net Operating Income is less than 85% of Closing Date NOI, (iii) failure to deliver financial statements as required in the Loan Agreement	No
38	Loan		MC-Five Mile	Saddleback MHC Portfolio	Springing	(i) the occurrence of an Event of Default, (ii) DSCR is less than 1.30x, (iii) Debt Yield is less than 9.25%
38.01	Property			Countryside Estates MHP (Hays, KS)			No
38.02	Property			Prairie Village MHP (Salina, KS)			No
38.03	Property			Cedar Creek MHP (Salina, KS)			No
38.04	Property			West Cloud MHP (Salina, KS)			No
39	Loan	13	GSMC	Wal-Mart Shadow Anchored Central Portfolio	Springing
(i) the occurrence of an Event of Default, (ii) Net Operating Income is less than 80% of Closing Date NOI, (iii) failure to deliver financial statements as required in the Loan Agreement, (iv) Dollar Tree in both Malvern and Cortez fail to renew their leases

39.01	Property			Pryor Shopping Center			No
39.02	Property	31		Malvern Shopping Center			No
39.03	Property			Cortez Shopping Center			No
39.04	Property	13		Enid Shopping Center			No
40	Loan		GSMC	Self Storage Plus Manassas	None	(i) the occurrence of an Event of Default, (ii) Net Operating Income is less than 70% of Closing Date NOI, (iii) failure to deliver financial statements as required in the Loan Agreement	No
41	Loan		RMF	Randolph Park	Springing	(i) the occurrence of an Event of Default, (ii) Bankruptcy action of the Guarantor or Manager, (iii) DSCR is less than 1.15x	No
42	Loan	13	RMF	Fairfield Inn & Suites	Springing	(i) the occurrence of an Event of Default, (ii) Bankruptcy action of the Borrower, Guarantor or Manager, (iii) DSCR is less than 1.20x	No
43	Loan		MC-Five Mile	Fairfield Inn, Ann Arbor	Springing	(i) the occurrence of an Event of Default, (ii) DSCR is less than 1.25x, (iii) Debt Yield is less than 9.0%, (iv) the occurrence of a Franchise Trigger Event	No
44	Loan		GSMC	Summervale Apartments	None	(i) the occurrence of an Event of Default, (ii) DSCR is less than 1.10x, (iii) failure to deliver financial statements as required in the Loan Agreement	No
45	Loan		GSMC	McDonough Marketplace	None
(i) the occurrence of an Event of Default, (ii) Net Operating Income is less than 72% of Closing Date NOI for two consecutive quarters, (iii) failure to deliver financial statements as required in the Loan Agreement
No
46	Loan		JLC	Plaza Vegas Business Park	Springing	(i) the occurrence of an Event of Default, (ii) Debt Yield is less than 8.00%	No
47	Loan	32	MC-Five Mile	Capitol View	Springing	(i) the occurrence of an Event of Default, (ii) DSCR is less than 1.15x, (iii) Debt Yield is less than 8.0%, (iv) the occurrence of a Trigger Lease Event	No
48	Loan		MC-Five Mile	Prestonwood Apartments	Springing	(i) the occurrence of an Event of Default, (ii) DSCR is less than 1.20x, (iii) Debt Yield is less than 8.25%	No
49	Loan		JLC	University Garden Apartments	Springing	(i) the occurrence of an Event of Default, (ii) Debt Yield is less than 8.00%	No
50	Loan	13, 33	GSMC	Mozzo Apartments	None
(i) the occurrence of an Event of Default, (ii) beginning with the quarter ending in March 2014 if the Net Operating Income is less than 80% of Closing Date NOI, (iii) failure to deliver financial statements as required in the Loan Agreement
No
51	Loan		CGMRC	Urbane Apartment Portfolio	Springing	(i) the occurrence of an Event of Default, (ii) DSCR is less than 1.25x
51.01	Property			Urbane on Center			No
51.02	Property			Urbane on Crooks South			No
51.03	Property			Urbane on Breckenridge			No
51.04	Property			Urbane on Catalpa			No
52	Loan	34	JLC	215 Ohio Street	In Place	(i) the occurrence of an Event of Default, (ii) DSCR is less than 1.15x	No
53	Loan		GSMC	Norton Commons	None
(i) the occurrence of an Event of Default, (ii) Net Operating Income is less than 60% of Closing Date NOI for two consecutive quarters, (iii) failure to deliver financial statements as required in the Loan Agreement
No
54	Loan		MC-Five Mile	Westridge Business Center	Springing	(i) the occurrence of an Event of Default, (ii) DSCR is less than 1.25x, (iii) Debt Yield is less than 8.5%, (iv) the occurrence of a Trigger Lease Event	No
55	Loan		MC-Five Mile	Shops at Memorial Heights	Springing	(i) the occurrence of an Event of Default, (ii) DSCR is less than 1.15x, (iii) Debt Yield is less than 7.75%, (iv) the occurrence of a Trigger Lease Event	No
56	Loan	13	RMF	Key Lock Mini Storage	Springing	(i) the occurrence of an Event of Default, (ii) Bankruptcy action of the Borrower, Guarantor or Manager, (iii) DSCR is less than 1.20x	No
57	Loan	35	MC-Five Mile	Cinema Place	Springing	(i) the occurrence of an Event of Default, (ii) DSCR is less than 1.20x, (iii) the occurrence of a Trigger Lease Event	Yes	4/30/2057	50,000
58	Loan		JLC	Park 2000 Mini Storage	Springing	(i) the occurrence of an Event of Default, (ii) Debt Yield is less than 8.00%	No
59	Loan		MC-Five Mile	800 Wilcrest Drive	Springing	(i) the occurrence of an Event of Default, (ii) DSCR is less than 1.20x, (iii) Debt Yield is less than 8.0%	No
60	Loan	13	MC-Five Mile	Meadowbrook & Volunteer Crossing	Springing	(i) the occurrence of an Event of Default, (ii) DSCR is less than 1.20x, (iii) Debt Yield is less than 8.25%, (iv) the occurrence of a Trigger Lease Event
60.01	Property	13		Meadowbrook Shopping Center			No
60.02	Property	13		Volunteer Crossing Shopping Center			No
61	Loan		MC-Five Mile	Holiday Inn Express, Muncie	Springing	(i) the occurrence of an Event of Default, (ii) DSCR is less than 1.25x, (iii) Debt Yield is less than 9.0%, (iv) 1 year prior to the expiration of Franchise Agreement	No
62	Loan		MC-Five Mile	1122 Milledge Street	Springing	(i) the occurrence of an Event of Default, (ii) DSCR is less than 1.30x, (iii) Debt Yield is less than 8.50%, (iv) the occurrence of a Trigger Lease Event	No
63	Loan		MC-Five Mile	Broadway Festival Shopping Center	Springing	(i) the occurrence of an Event of Default, (ii) DSCR is less than 1.20x, (iii) Debt Yield is less than 8.50%, (iv) the occurrence of a Trigger Lease Event	No
64	Loan		JLC	257 West 17th Street	In Place	(i) the occurrence of an Event of Default, (ii) Debt Yield is less than 8.25%, (iii) the occurrence of a Lease Sweep Period	No
65	Loan		MC-Five Mile	La Plaza Apartments	Springing	(i) the occurrence of an Event of Default, (ii) DSCR is less than 1.20x, (iii) Debt Yield is less than 9.0%	No
66	Loan		MC-Five Mile	Gibson & Heritage MHCs	Springing	(i) the occurrence of an Event of Default, (ii) DSCR is less than 1.25x, (iii) Debt Yield is less than 9.5%, (iv) failure to deliver financial statements as required in the Loan Agreement	No
67	Loan		MC-Five Mile	Timbers of Keegans Bayou	Springing	(i) the occurrence of an Event of Default, (ii) DSCR is less than 1.20x, (iii) Debt Yield is less than 8.25%	No
68	Loan		CGMRC	Gappie Plaza	Springing	(i) the occurrence of an Event of Default, (ii) DSCR is less than 1.10x, (iii) Specified Tenant Trigger Period	No
69	Loan		MC-Five Mile	Forest View Apartments	Springing	(i) the occurrence of an Event of Default, (ii) DSCR is less than 1.20x, (iii) Debt Yield is less than 9.0%	No
70	Loan		MC-Five Mile	Joyner Crossing	Springing	(i) the occurrence of an Event of Default, (ii) DSCR is less than 1.20x, (iii) Debt Yield is less than 8.50%, (iv) the occurrence of a Trigger Lease Event	No
71	Loan		RMF	Summerwood Self Storage	Springing	(i) the occurrence of an Event of Default, (ii) Bankruptcy action of the Borrower, Guarantor or Manager, (iii) DSCR is less than 1.20x	No
72	Loan		JLC	Moores Mill Village Apartments	Springing	(i) the occurrence of an Event of Default, (ii) Debt Yield is less than 8.00%	No
73	Loan		MC-Five Mile	Archer Plaza	Springing	(i) the occurrence of an Event of Default, (ii) DSCR is less than 1.20x, (iii) Debt Yield is less than 8.50%, (iv) the occurrence of a Trigger Lease Event	No
74	Loan		CGMRC	Amsdell Madison Square Self Storage FL	Springing	(i) the occurrence of an Event of Default, (ii) DSCR is less than 1.25x, (iii) Debt Yield is less than 8.75%	No
75	Loan		RMF	Timber Run Apartments	Springing	(i) the occurrence of an Event of Default, (ii) Bankruptcy action of the Borrower, Guarantor or Manager, (iii) DSCR is less than 1.20x	No
76	Loan		CGMRC	Amsdell Great American Storage IL	Springing	(i) the occurrence of an Event of Default, (ii) DSCR is less than 1.25x, (iii) Debt Yield is less than 8.75%	No
77	Loan		RMF	Gandy Shoppes	Springing	(i) the occurrence of an Event of Default, (ii) Bankruptcy action of the Borrower, Guarantor or Manager, (iii) DSCR is less than 1.20x	No

GSMS 2013-GCJ16 Annex A

						Cut-off Date
Control	Loan /		Mortgage		B Note	Mezzanine	Mezzanine Debt	Terrorism Insurance	Control
Number	Property Flag	Footnotes	Loan Seller	Property Name	Interest Rate	Debt Balance($)	Interest Rate	Required	Number
1	Loan	8	GSMC	Windsor Court New Orleans				Yes	1
2	Loan	9, 10	CGMRC	Miracle Mile Shops				Yes	2
3	Loan	11, 12	JLC	Matrix MHC Portfolio		15,000,000	12.59950%	Yes	3
3.01	Property			Westbridge Manor				Yes	3.01
3.02	Property			Westbrook				Yes	3.02
3.03	Property			Avon on the Lake				Yes	3.03
3.04	Property			Oakland Glens				Yes	3.04
3.05	Property			Green Park South				Yes	3.05
3.06	Property			Fairchild Lake				Yes	3.06
3.07	Property			Cranberry Lake				Yes	3.07
3.08	Property			Grand Blanc Crossing				Yes	3.08
3.09	Property			Holly Hills				Yes	3.09
3.10	Property			Royal Estates				Yes	3.10
3.11	Property			Old Orchard				Yes	3.11
4	Loan	13, 14	RMF	The Gates at Manhasset				Yes	4
5	Loan	13, 15, 16, 17	RMF	Walpole Shopping Mall		10,000,000	10.00000%	Yes	5
6	Loan	13, 18	MC-Five Mile	Regency Portfolio				Yes	6
6.01	Property			Prestonsburg Village				Yes	6.01
6.02	Property			Jackson Park				Yes	6.02
6.03	Property			River Creek Village				Yes	6.03
6.04	Property			Oak Station				Yes	6.04
6.05	Property			Village Center				Yes	6.05
6.06	Property			Twin County Plaza				Yes	6.06
6.07	Property			Jackson Square				Yes	6.07
6.08	Property			Flint River Plaza				Yes	6.08
6.09	Property			Country Roads				Yes	6.09
6.10	Property			Village Square				Yes	6.10
6.11	Property			T&C Center				Yes	6.11
6.12	Property	13		Green Acres				Yes	6.12
6.13	Property	13		Vancleave Center				Yes	6.13
6.14	Property	13		Quitman Center				Yes	6.14
7	Loan		JLC	Shadow Mountain Marketplace				Yes	7
8	Loan	19	GSMC	1245 16th Street				Yes	8
9	Loan	13, 20, 21	JLC	Walnut Creek Marriott		8,000,000	13.00000%	Yes	9
10	Loan	22	MC-Five Mile	University Tower				Yes	10
11	Loan	23	RMF	Olympia Development Walgreens Portfolio				Yes	11
11.01	Property			Walgreens - Sarasota, FL				Yes	11.01
11.02	Property			Walgreens - Bradenton, FL				Yes	11.02
11.03	Property			Walgreens - Lawrenceville, GA				Yes	11.03
11.04	Property			Walgreens - Merritt Island, FL				Yes	11.04
11.05	Property			Walgreens - Seminole, FL				Yes	11.05
12	Loan		JLC	8670 Wilshire		2,500,000	6.08900%	Yes	12
13	Loan	24, 25	JLC	Mariner’s Landing and 2401 Bert		1,493,864	11.17701588%	Yes	13
13.01	Property			Mariner’s Landing				Yes	13.01
13.02	Property			2401 Bert Drive				Yes	13.02
14	Loan	13	MC-Five Mile	Yamal Yidios Multifamily Portfolio				Yes	14
14.01	Property	13		Kirkwood Landing Apartments				Yes	14.01
14.02	Property			Valencia at Spring Branch				Yes	14.02
14.03	Property			The Forest Apartments				Yes	14.03
14.04	Property			Pine Creek Apartments				Yes	14.04
15	Loan		CGMRC	McAllister Plaza				Yes	15
16	Loan		RMF	Parkway and Parkgreen on Bellaire				Yes	16
17	Loan		JLC	The Portland Paramount Hotel				Yes	17
18	Loan		JLC	Monterra Apartments				Yes	18
19	Loan		JLC	Sail Pointe Apartments				Yes	19
20	Loan		RMF	Villages on the River				Yes	20
21	Loan		RMF	The Brittany				Yes	21
22	Loan		JLC	Hilton Greenville				Yes	22
23	Loan	13	GSMC	Wal-Mart Shadow Anchored Midwest Portfolio				Yes	23
23.01	Property			Evans Mills Shopping Center				Yes	23.01
23.02	Property	13		Oak Grove Shopping Center				Yes	23.02
23.03	Property			Salem Shopping Center				Yes	23.03
23.04	Property			Marion Shopping Center				Yes	23.04
24	Loan		RMF	Candlewood				Yes	24
25	Loan	26, 27	RMF	Related Home Depot				Yes	25
26	Loan		JLC	Oaks at Holcomb Bridge				Yes	26
27	Loan		JLC	Sanctuary at Winterlakes Apartments		800,000	6.10700%	Yes	27
28	Loan		JLC	The Camp				Yes	28
29	Loan		JLC	Park 41 Evansville				Yes	29
30	Loan		GSMC	Bella Apartments				Yes	30
31	Loan		JLC	5607-5625 Baum Boulevard		1,300,000	6.20500%	Yes	31

GSMS 2013-GCJ16 Annex A

						Cut-off Date
Control	Loan /		Mortgage		B Note	Mezzanine	Mezzanine Debt	Terrorism Insurance	Control
Number	Property Flag	Footnotes	Loan Seller	Property Name	Interest Rate	Debt Balance($)	Interest Rate	Required	Number
32	Loan	28, 29	JLC	Ball State Portfolio		2,700,000	13.00000%	Yes	32
33	Loan	13	MC-Five Mile	Sheraton Four Points Hotel O’Hare				Yes	33
34	Loan		JLC	Village Manor				Yes	34
35	Loan		JLC	Northlake Square SC				Yes	35
36	Loan	30	GSMC	Wal-Mart Shadow Anchored Southeast Portfolio				Yes	36
36.01	Property			Salisbury Shopping Center				Yes	36.01
36.02	Property			Brewton Shopping Center				Yes	36.02
36.03	Property			Selma Shopping Center				Yes	36.03
36.04	Property			Dillon Shopping Center				Yes	36.04
37	Loan		GSMC	Sweetwater Apartments				Yes	37
38	Loan		MC-Five Mile	Saddleback MHC Portfolio				Yes	38
38.01	Property			Countryside Estates MHP (Hays, KS)				Yes	38.01
38.02	Property			Prairie Village MHP (Salina, KS)				Yes	38.02
38.03	Property			Cedar Creek MHP (Salina, KS)				Yes	38.03
38.04	Property			West Cloud MHP (Salina, KS)				Yes	38.04
39	Loan	13	GSMC	Wal-Mart Shadow Anchored Central Portfolio				Yes	39
39.01	Property			Pryor Shopping Center				Yes	39.01
39.02	Property	31		Malvern Shopping Center				Yes	39.02
39.03	Property			Cortez Shopping Center				Yes	39.03
39.04	Property	13		Enid Shopping Center				Yes	39.04
40	Loan		GSMC	Self Storage Plus Manassas				Yes	40
41	Loan		RMF	Randolph Park				Yes	41
42	Loan	13	RMF	Fairfield Inn & Suites				Yes	42
43	Loan		MC-Five Mile	Fairfield Inn, Ann Arbor				Yes	43
44	Loan		GSMC	Summervale Apartments				Yes	44
45	Loan		GSMC	McDonough Marketplace				Yes	45
46	Loan		JLC	Plaza Vegas Business Park				Yes	46
47	Loan	32	MC-Five Mile	Capitol View				Yes	47
48	Loan		MC-Five Mile	Prestonwood Apartments				Yes	48
49	Loan		JLC	University Garden Apartments				Yes	49
50	Loan	13, 33	GSMC	Mozzo Apartments				Yes	50
51	Loan		CGMRC	Urbane Apartment Portfolio				Yes	51
51.01	Property			Urbane on Center				Yes	51.01
51.02	Property			Urbane on Crooks South				Yes	51.02
51.03	Property			Urbane on Breckenridge				Yes	51.03
51.04	Property			Urbane on Catalpa				Yes	51.04
52	Loan	34	JLC	215 Ohio Street				Yes	52
53	Loan		GSMC	Norton Commons				Yes	53
54	Loan		MC-Five Mile	Westridge Business Center				Yes	54
55	Loan		MC-Five Mile	Shops at Memorial Heights				Yes	55
56	Loan	13	RMF	Key Lock Mini Storage				Yes	56
57	Loan	35	MC-Five Mile	Cinema Place				Yes	57
58	Loan		JLC	Park 2000 Mini Storage				Yes	58
59	Loan		MC-Five Mile	800 Wilcrest Drive				Yes	59
60	Loan	13	MC-Five Mile	Meadowbrook & Volunteer Crossing				Yes	60
60.01	Property	13		Meadowbrook Shopping Center				Yes	60.01
60.02	Property	13		Volunteer Crossing Shopping Center				Yes	60.02
61	Loan		MC-Five Mile	Holiday Inn Express, Muncie				Yes	61
62	Loan		MC-Five Mile	1122 Milledge Street				Yes	62
63	Loan		MC-Five Mile	Broadway Festival Shopping Center				Yes	63
64	Loan		JLC	257 West 17th Street				Yes	64
65	Loan		MC-Five Mile	La Plaza Apartments				Yes	65
66	Loan		MC-Five Mile	Gibson & Heritage MHCs				Yes	66
67	Loan		MC-Five Mile	Timbers of Keegans Bayou				Yes	67
68	Loan		CGMRC	Gappie Plaza				Yes	68
69	Loan		MC-Five Mile	Forest View Apartments				Yes	69
70	Loan		MC-Five Mile	Joyner Crossing				Yes	70
71	Loan		RMF	Summerwood Self Storage				Yes	71
72	Loan		JLC	Moores Mill Village Apartments				Yes	72
73	Loan		MC-Five Mile	Archer Plaza				Yes	73
74	Loan		CGMRC	Amsdell Madison Square Self Storage FL				Yes	74
75	Loan		RMF	Timber Run Apartments				Yes	75
76	Loan		CGMRC	Amsdell Great American Storage IL				Yes	76
77	Loan		RMF	Gandy Shoppes				Yes	77

Footnotes to Annex A

(1)
The Administrative Fee Rate includes the Servicing Fee Rate, the Operating Advisor Fee Rate, the Trustee/Certificate Administrator Fee Rate and the CREFC® Intellectual Property Royalty License Fee Rate applicable to each Mortgage Loan.

(2)	The monthly debt service shown for Mortgage Loans with a partial interest-only period reflects the amount payable after the expiration of the interest-only period.

(3)	The open period is inclusive of the Maturity Date or Anticipated Repayment Date.

(4)	Underwritten NCF DSCR is calculated based on amortizing debt service payments (except for interest-only loans).

(5)	Occupancy reflects tenants that have signed leases, but are not yet in occupancy or may not be paying rent.

(6)
The lease expirations shown are based on full lease terms; however, in some instances, the tenant may have the option to terminate its lease prior to the expiration date shown. In addition, in some instances, a tenant may have the right to assign its lease or sublease the leased premises and be released from its obligations under the lease.

(7)
If the purpose of the Mortgage Loan was to finance an acquisition of the Mortgaged Property, the field “Principal’s New Cash Contribution” reflects the cash investment by one or more of the equity owners in the borrower in connection with such acquisition.  If the purpose of the Mortgage Loan was to refinance the Mortgaged Property, the field “Principal’s New Cash Contribution” reflects the cash contributed to the borrower by one or more of the equity owners at the time the Mortgage Loan was originated.

(8)
Ongoing Replacement Reserves are $112,004.42 for the Due Dates occurring in November 2013 through December 2014 and beginning in January 2015, one-twelfth of 4% of the operating income of the Mortgaged Property for the previous twelve month period as determined based on the quarterly operating statements for the fiscal quarter ending on September 30 of each calendar year, with such payment effective on the Due Dates occurring in January through December of the subsequent calendar year.

(9)
The cut-off date principal balance of $70,000,000 represents the non-controlling Note A-3-1 of a $580.0 million whole loan evidenced by six pari passu notes, the other five of which are the controlling note A-1, non-controlling note A-2, non-controlling note A-3-2, non-controlling note A-4-1, and non-controlling note A-4-2 pari passu companion loans, with original principal balances of $145.0 million, $145.0 million, $75.0 million, $110.0 million and $35.0 million, respectively. The controlling note A-1 pari passu companion loan, with an original principal balance of $145.0 million, was contributed to the COMM 2013-CCRE12 transaction. The non-controlling note A-2 pari passu companion loan, with an original principal balance of $145.0 million, was contributed to the COMM 2013-CCRE11 transaction. The non-controlling note A-3-2 pari passu companion loan, with an original principal balance of $75.0 million, is expected to be contributed to the CGCMT 2013-GC17 transaction.  The non-controlling note A-4-1 pari passu companion loan, with an original principal balance of $110.0 million, was contributed to the JPMBB 2013-C15 transaction. The non-controlling note A-4-2 pari passu companion loan, with an original principal balance of $35.0 million, is expected to be contributed to the JPMCC 2013-C16 transaction.  Loan Per Unit, Debt Yield on Underwritten Net Operating Income, Underwritten NCF DSCR, Debt Yield on Underwritten Net Cash Flow and Cut-off Date LTV Ratio calculations are based on the aggregate cut-off date principal balance of $580,000,000 and the LTV Ratio at Maturity calculation is based on the aggregate Balloon Balance of $536,883,806.

(10)
The lockout period will be at least 26 payment dates beginning with and including the first payment date of October 6, 2013. Defeasance of the full $580.0 million Miracle Mile whole loan is permitted after the Due Date that is the earlier to occur of (i) two years after the closing date of the securitization that includes the last pari passu note to be securitized and (ii) December 6, 2016. For the purposes of this prospectus supplement, the assumed lockout period of 26 months is based on the expected GS Mortgage Securities Trust 2013-GCJ16 securitization closing date in November 2013. The actual lockout period may be longer. The release of certain vacant, non-income producing and unimproved collateral is permitted. With respect to one such parcel, the borrower has requested release.

(11)
The Matrix MHC Portfolio Mortgage Loan is part of the Matrix MHC Portfolio Whole Loan, with an original principal balance totaling $135,000,000, which was bifurcated into two pari passu loan components (notes A-1 and A-2).  The Matrix MHC Portfolio Mortgage Loan, but not the related Matrix MHC Portfolio Companion Loan, will be contributed to the GS Mortgage Securities Trust 2013-GCJ16.  Loan Per Unit, Debt Yield on Underwritten Net Operating Income, Underwritten NCF DSCR, Debt Yield on Underwritten Net Cash Flow and Cut-off Date LTV Ratio calculations are based on the aggregate cut-off date principal balance of $135,000,000 and the LTV Ratio at Maturity calculation is based on the aggregate Balloon Balance of $128,782,805.

(12)
The Matrix MHC Portfolio Mortgage Loan has an initial 12-month interest-only period and a non-standard amortization schedule during the amortization period.  Principal payments will be based on a $150,000,000 principal balance, 360-month amortization term and a 6.9070% interest rate, pro-rated at a percentage equal to $69,500,000 divided by $135,000,000.  Interest payments will be based on a 6.27450% interest rate.  Monthly debt service is equal to the arithmetic mean of the first 12 payments due following the expiration of the interest-only period (from and including the 9/6/2014 payment through and including the 8/6/2015 payment).  Annual debt service is equal to 12 times the Monthly debt service amount.  See Annex G-1 to the prospectus supplement for the related amortization schedules.

(13)
The Appraised Value presents the “As-Is” Appraised Value of the Mortgaged Property. The Cut-off Date LTV Ratio is calculated on the basis of such “As-Is” Appraised Value. The LTV Ratio at Maturity / ARD is calculated in whole or in part on the basis of the “As Stabilized” Appraised Value.

(14)
At origination, the borrower funded $6,000,000 for a holdback (the “Banana Republic lease holdback”) related to Banana Republic, which is negotiating a lease (the “Banana Republic lease”) for approximately 8,044 square feet of net rentable area at The Gates at Manhasset Mortgaged Property.  Funds in the Banana Republic lease holdback account will be disbursed to the borrower prior to January 10, 2014 provided the borrower has entered into a lease agreement with Banana Republic for a term of ten years, an annual base rent of $880,335, and the borrower is otherwise in compliance with its agreements and covenants contained with The Gates at Manhasset Mortgage Loan documents. From and after January 10, 2014, funds in the Banana Republic lease holdback account will be released to the borrower in an amount equal to the quotient of the increased base rent above $7,019,290.14 that is then being paid by tenants in occupancy having unexpired lease terms of at least one year divided by $880,335, provided (i) no event of default has occurred and is continuing, (ii) the borrower has entered into one or more replacement lease(s) with replacement tenant(s) for all or a portion of the Bebe space, and (iii) such replacement tenant(s) are in occupancy of, and are conducting normal business operations at, the premises demised under such replacement lease(s) and are paying full, unabated rent.  Numbers presented in underwriting, tenant listings and occupancies have assumed that the Banana Republic lease that relates to the Banana Republic lease holdback is in place.

(15)
The Walpole Shopping Center Mortgage Loan is part of the Walpole Shopping Center Whole Loan, with an original principal balance totaling $64,500,000, which was bifurcated into two pari passu loan components (notes A-1 and A-2).  The Walpole Shopping Center Mortgage Loan, but not the related Walpole Shopping Center Companion Loan, will be contributed to the GS Mortgage Securities Trust 2013-GCJ16 transaction.  The Walpole Shopping Center Companion Loan was securitized in the Citigroup Commercial Mortgage Trust 2013-GC15 transaction.  Debt Yield on Underwritten Net Operating Income, Underwritten NCF DSCR, Debt Yield on Underwritten Net Cash Flow and Cut-off Date LTV Ratio calculations are based on the aggregate cut-off date principal balance of $64,500,000 and the LTV Ratio at Maturity/ARD calculation is based on the aggregate balloon balance of $58,072,436.

(16)
The Walpole Shopping Center Mortgage Loan requires Ongoing TI/LC Reserve payments of $6,250 until 9/6/2015 and $12,185.83 beginning on 10/6/2015. The Ongoing TI/LC Reserve is subject to a cap of $500,000; however, if at any time the debt service coverage ratio, based on the net operating income for the 12-month period preceding each calendar quarter, is less than 1.15x, the TI/LC Cap will be increased to $750,000.

(17)
The Walpole Shopping Mall Mortgage Loan is structured with springing cash management.  As of the origination date, the Mortgage Loan had cash management in place, which will remain in effect until such time as the borrower posts the required amounts due to fund the static reserve (which equals one month of debt service plus all tax, insurance, replacement and TI/LC reserve monthly deposits) in the form of cash or letter of credit.  When the static reserve has been funded, cash management will revert to springing.

(18)
Due to the various acquisition dates of the properties, certain historical operating figures are not based on 12 months of operation.

2011 figures for the Village Square, Vancleave Center, and Quitman Center Mortgaged Properties represent four months of operations annualized;
2011 figures for the Green Acres Mortgage Property represent five months of operations annualized;
2011 figures for the T&C Center Mortgage Property represent seven months of operations annualized.

2012 figures for the Prestonsburg Village and Twin County Plaza Mortgaged Properties represent three months of operations annualized;
2012 figures for the Oak Station Mortgage Property represent eight months of operations annualized;
2012 figures for the Country Roads Mortgage Property represent ten months of operations annualized.

(19)
The Regents of the University of California, the largest tenant, has 4,268 SF expiring on 3/31/2016, 529 SF expiring on 5/30/2016, 3,226 SF expiring on 7/31/2016, 1,350 SF expiring on 4/30/2017, 7,750 SF expiring on 12/31/2019, 8,303 SF expiring on 1/31/2020, 3,306 SF expiring on 8/17/2020, 6,515 SF expiring on 1/31/2021, 10,623 SF expiring on 7/31/2022 and 1,892 SF expiring on 10/31/2022.

(20)
The Walnut Creek Marriott Mortgage Loan has an initial 11-month interest-only period and a non-standard amortization schedule during the amortization period.  Principal payments will be based on a 300-month amortization term and a 6.66480% interest rate and interest payments will be based on a 5.04455% interest rate.  Monthly debt service is equal to the arithmetic mean of the first 12 payments due following the expiration of the interest-only period (from and including the 10/6/2014 payment through and including the 9/6/2015 payment).  Annual debt service is equal to 12 times the Monthly debt service amount.  See Annex G-2 to the prospectus supplement for the related amortization schedules.

(21)
With respect to the Walnut Creek Marriott Mortgage Loan, the Appraised Value is calculated based on the appraiser’s “as-is” appraised value of $41,300,000 plus a stated $6,800,000 “capital deduction” related to capital improvements at the related Mortgaged Property for which $8,200,000 was reserved in connection with the origination of the Mortgage Loan.  The Cut-off Date LTV Ratio without adding the $6,800,000 “capital deduction” is 75.7%.

(22)
In the event that BCBS renews its lease or Duke University Health System (or another acceptable replacement tenant) leases the BCBS premises, funds held in the rollover reserve in excess of $750,000 will be first used to fully fund the free rent reserve (if required) and then returned to the borrower. The rollover reserve will thereafter be subject to a floor of $500,000 and a cap of $750,000 with monthly collections of $14,583.33 ($175,000 annually).  In the event that both the BCBS space and the space currently leased to Duke on a direct basis are re-leased to Duke, funds held in the rollover reserve in excess of $500,000 will be first used to fully fund the free rent reserve (if required) and then returned to the borrower.  The rollover reserve will thereafter be subject to a floor of $325,000 and a cap of $500,000 with monthly collections of $14,583.33 ($175,000 annually).

(23)
In the event that the Olympia Development Walgreens Portfolio Mortgage Loan is not paid off on or before the anticipated repayment date, the interest rate will automatically increase to a revised rate which is the greater of (i) the treasury index rate as of the anticipated repayment date plus 4.00000%, and (ii) 10.00000%.

(24)
The Mariner’s Landing and 2401 Bert Mortgage Loan has a non-standard amortization schedule.  Principal payments will be based on a 360-month amortization term and a 6.18500% interest rate and interest payments will based on a 5.85000% interest rate.  Monthly Debt Service is equal to the arithmetic mean of the first 12 payments due following the related cut-off date (from and including the 12/6/2013 payment through and including the 11/6/2014 payment).  Annual Debt Service is equal to 12 times the Monthly Debt Service amount.  See Annex G-3 to the prospectus supplement for the related amortization schedules.

(25)	The borrower does not report cash flows on a property by property basis. Reporting is done at the portfolio level.

(26)
The $12.6 million pari-passu interest in a $27.0 million loan is secured by all right, title and interest of borrower (i) as ground lessee under a ground Lease and (ii) as sub-lessor under a sub-ground lease to Home Depot U.S.A., Inc.   The building is not collateral for the Mortgage Loan.

(27)
The Related Home Depot Mortgage Loan is part of the Related Home Depot Whole Loan, with an original principal balance totaling $27,000,000, which was bifurcated into two pari passu loan components (notes A-1 and A-2).  The Related Home Depot Mortgage Loan, but not the related Related Home Depot Companion Loan, will be contributed to the GS Mortgage Securities Trust 2013-GCJ16 transaction.   The Related Home Depot Companion Loan is expected to be securitized in the WFRBS Commercial Mortgage Trust 2013-C17 transaction.  Debt Yield on Underwritten Net Operating Income, Underwritten NCF DSCR, Debt Yield on Underwritten Net Cash Flow and Cut-off Date LTV Ratio calculations are based on the aggregate cut-off date principal balance of $27,000,000 and the LTV Ratio at Maturity/ARD calculation is based on the aggregate balloon balance of $27,000,000.

(28)
There are seven collateral properties for this loan, however, the borrower only reports financials on a portfolio level. The collateral properties have the following addresses: Linden Place: 909 North Linden Street Muncie, IN 47303; Everbrook Place: 2600-2806 North Everbrook Muncie, IN 47304; Silvertree: 2600-2601 North Silvertree Lane Muncie, IN 47304; Cardinal Vista: 1200 West Bethel Avenue Muncie, IN 47303; Autumn Breeze: 2810-2860 North Everbrook Place Muncie, IN 47304; Windsong: 2100-2240 North Oakwood Avenue Muncie, IN 47304; Sunreach: 1801-1821 West Royal Drive Muncie, IN 47304.

(29)	At origination, a $200,000 debt service reserve was escrowed for the mezzanine loan which is not held at the mortgage level.

(30)	Ongoing TI/LC Reserves are $10,417 for the first through the twelfth Due Date and $7,079.53 beginning on the thirteenth Due Date, up to a cap of $339,818.

(31)
Hibbett Sports, the second largest tenant at the Malvern Shopping Center Mortgaged Property is currently month-to-month.  Anytime Fitness signed a letter of intent for a 10 year lease on the space currently occupied by Hibbett Sports and is expected to execute a lease prior to the end of 2013.  We cannot assure you that Anytime Fitness will execute a lease or take occupancy as expected.

(32)	Beginning January 6, 2017, the TI/LC Cap will be $200,000 so long as no trigger period has occurred and continues to be occurring.

(33)
The Mozzo Apartments Mortgaged Property is comprised of 65 multifamily units and 1,689 SF of ground floor office space, which is not included in the occupancy shown.  Rent on the office space commences in January 2014 and is not included in the underwriting.

(34)
Beginning after the first monthly Due Date in 2016, the borrower is not required to contribute funds to the Ongoing TI/LC Reserve to the extent that $200,000 is on deposit in this reserve subaccount. The $421,094 ENRGi Fitness holdback reserve is not included in this calculation.

(35)
The ground lease requires payment of initial base rent of $50,000 per annum and percentage rent equal to five percent (5%) of subtenant receipts in excess of $1.3 million.  Beginning May 1, 2018 and every ten years thereafter, base rent will be increased to the greater of (a) 110% of prior year’s base rent; or (b) 80% of the average combined base rent and percentage rent for the prior 3-year period.  On May 1, 2032, and every ten years thereafter, the base rent is adjusted to the market rental value of the Mortgaged Property, but no adjustment may increase the base rent by more than 20% of the total of all rent paid for the prior year.